ANNUAL
REPORT



                                                               December 31, 1998

Franklin Mutual Series Fund Inc.

     Mutual Shares Fund
     Mutual Qualified Fund
     Mutual Beacon Fund
     Mutual Discovery Fund
     Mutual European Fund
     Mutual Financial Services Fund

[FRANKLIN TEMPLETON LOGO]

PAGE


                                                    Thank you for investing with
                                                Franklin Templeton. We encourage
                                               our investors to maintain a long-
                                                   term perspective and remember
                                                that all securities markets move
                                                  both up and down, as do mutual
                                                fund share prices. We appreciate
                                                      your past support and look
                                              forward to serving your investment
                                                       needs in the years ahead.


[PHOTO]

(left to right)

MICHAEL F. PRICE
Chairman of the Board

ROBERT FRIEDMAN
Chief Investment Officer

PETER A. LANGERMAN
Chief Executive Officer

PAGE


SHAREHOLDER LETTER

Dear Fellow Shareholder:

1998 was a challenging year for value investors. Although the top 20 stocks of the Standard & Poor's(R) 500 Stock Index soared, the vast majority of equities offered lackluster performance. Through most of the year, value investors had little choice but to watch "expensive" securities trade at even richer valuations. Nevertheless, Franklin Mutual Series Fund Inc. remains committed to owning only those securities that trade at a discount to our estimate of their current, intrinsic value.

In the last quarter of the year, we instituted changes designed to benefit the funds and maximize the considerable talents in our firm. Peter Langerman has become chief executive officer and Rob Friedman is chief investment officer with overall portfolio responsibility. Peter and Rob modified our portfolio management structure, which is intended to bear fruit in the upcoming months and years. Specific portfolio managers now have day-to-day responsibilities for the funds, and the members of this senior team average over ten years of experience at Franklin Mutual Series. While our style and philosophy will not change, we believe the new structure will help address the realities of running a multi-fund complex in today's investment environment.

CONTENTS

Shareholder Letter .......................................................     1

Portfolio Managers' Roundtable Discussion ................................     3

Fund Reports
   Mutual Shares Fund ....................................................    10
   Mutual Qualified Fund .................................................    30
   Mutual Beacon Fund ....................................................    51
   Mutual Discovery Fund .................................................    70
   Mutual European Fund ..................................................    90
   Mutual Financial Services Fund ........................................   107

Financial Statements .....................................................   122

Notes to Financial Statements ............................................   131

Independent Auditors' Report .............................................   160

Tax Designation ..........................................................   161

PAGE


As chairman of Franklin Mutual Advisers, as well as of Franklin Mutual Series Fund Inc., and a shareholder of the funds, I have both a personal and a professional interest in the continued success of Franklin Mutual Series. We are absolutely committed to providing our shareholders with the solid investment performance that has distinguished us in the past.

You'll notice that we have changed the format of our annual reports. Since many of our investors own more than one Mutual Series fund, we now include all the funds in one package. Please feel free to call or write us with comments on the new design.


Sincerely,

/s/ Michael F. Price
Michael F. Price
Chairman
Franklin Mutual Advisers Inc.


2

PAGE


A ROUNDTABLE DISCUSSION WITH THE MUTUAL SERIES FUNDS' PORTFOLIO MANAGERS - WHERE HAVE THE FUNDS BEEN AND WHERE ARE THEY HEADED?

What happened to "value" in 1998?

PETER LANGERMAN, CHIEF EXECUTIVE OFFICER, FRANKLIN MUTUAL ADVISERS: Value investors, including Franklin Mutual Series, generally underperformed the various indexes used to gauge investment returns in 1998. The funds we manage provided returns for the fiscal year ranging from +7.08% to - 1.90%.

Although stocks generally performed well during the year under review, the largest growth stocks (which do not meet our definition of value) of the Standard & Poor's(R) 500 Stock Index (e.g. Microsoft, Dell and Intel) continued their extraordinary growth and helped skew the major indexes to record levels. At year end, the largest 35 stocks of the S&P 500 comprised roughly one half of its value, the most lopsided weighting in more than 14 years.

ROB FRIEDMAN, CHIEF INVESTMENT OFFICER, FRANKLIN MUTUAL ADVISERS, AND CO-PORTFOLIO MANAGER FOR MUTUAL DISCOVERY FUND: Many Internet stocks traded at levels that confounded even traditional growth investors. Moreover, value stocks, in which we invest, are "supposed to" hold up better than growth stocks in market downturns, but generally did not do so during the severe, two-month market correction which occurred in late summer. Some pockets of perceived value, such as oil service companies, just got cheaper over the course of the year.



[GRAPHIC MATERIAL]

[This chart lists the one-year total returns of each of the Mutual Series Funds for the period ended 12/31/98.]


ONE-YEAR TOTAL RETURN
(as of (12/31/98)
-------------------------------------------------------------------------------
Mutual Shares Fund - Class Z                              0.45%

Mutual Qualified Fund - Class Z                           0.45%

Mutual Beacon Fund - Class Z                              2.37%

Mutual Discovery Fund - Class Z                          -1.90%

Mutual European Fund - Class Z                            4.74%

Mutual Financial Services Fund - Class Z                  7.08%



                                                                               3

PAGE


What can you tell us about Sunbeam?

LANGERMAN: Given the high profile nature of the coverage of the Sunbeam story over the past year, some additional comments are also appropriate to put the investment in perspective, both historically and going forward. We were disappointed that some of the funds, especially Mutual Shares and Mutual Qualified, were hurt in the second quarter of 1998 by the well-publicized problems at Sunbeam Corp. and the resulting drop in its stock price. We originally invested $60 million in the company's debt securities when Sunbeam was in a Chapter 11 bankruptcy and received Sunbeam shares as part of the reorganization plan in 1990. Since then, the funds have sold shares of Sunbeam generating proceeds of approximately $250 million, and have not purchased any additional shares. As of year end 1998, the value of the funds' investment in Sunbeam (as a percent of total portfolio holdings) was only - Mutual Shares:
0.8%; Mutual Qualified: 0.6%; Mutual Beacon: 0.2%.

Can you explain the changes in your internal management structure?

FRIEDMAN: As of November 1, 1998, Michael Price stepped down as chief executive officer but continues now as chairman of Franklin Mutual Advisers and Franklin Mutual Series Fund Inc., Peter Langerman became chief executive officer and I became chief investment officer. Just as important, we named specific portfolio managers for each fund.

   Mutual Shares - Larry Sondike and David Marcus
   Mutual Qualified - Raymond Garea
     (Jeff Diamond, assistant portfolio manager)
   Mutual Beacon - Larry Sondike and David Winters
   Mutual Discovery - Robert Friedman and David Marcus
   Mutual European - David Marcus


4

PAGE


   Mutual Financial Services - Raymond Garea
     (James P. Agah, assistant portfolio manager)

In addition to these portfolio designations, Jeff Altman will continue to focus on distressed securities, which are owned throughout many of the portfolios.

These changes are designed to combine the benefits of our team approach with the increased focus and accountability that portfolio assignments tend to create. These are important changes that I believe have already begun to have a positive impact on the funds.

Overall, do you consider your 1998 performance to be satisfactory?

LANGERMAN: The simple answer is, "no," even acknowledging that value was out of fashion last year. We are convinced of the merits of our value approach and will not waver from its proven long-term strategy. However, we have also taken concrete steps designed to improve its execution. Our mission and investing philosophy remain what they have always been - to produce steady, absolute returns over long periods of time with minimal risk and volatility. Our team knows what they need to do and how to do it. Of course, in any short period of time, the markets may work against us, but our internal framework revision will help us achieve our objectives.

Can you give us some of the highlights of last year, as well as where you expect to find value in 1999?

LARRY SONDIKE, CO-PORTFOLIO MANAGER FOR MUTUAL SHARES FUND AND MUTUAL BEACON
FUND: Positions that performed well last year included MediaOne Group Inc., which owns attractive cable assets, and Chase Manhattan Corp. and Morgan Stanley Dean Witter & Co., both of which are in the financial services


                                                                               5

PAGE


sector. Now we are finding value in the same types of situations that we always have, in (1) companies such as Payless Shoesource and Lehman Brothers Holdings Inc. whose share prices have been beaten down due to disappointing earnings or an uncertain outlook; (2) sectors out of favor with investors, such as lodging;
(3) businesses undergoing restructuring, such as Telephone & Data Systems; or
(4) companies involved in deals, such as Telecommunications Inc., which has an agreement to be acquired by AT&T. We look for a few companies in the energy and health care sectors, two areas where we didn't have much success in 1998, to be moneymakers this year.

RAYMOND GAREA, PORTFOLIO MANAGER FOR MUTUAL QUALIFIED FUND AND MUTUAL FINANCIAL SERVICES FUND: As Larry indicated, we continue to see value in financial services and consolidation remains a driving trend for this industry. In 1998, events such as the Asian and Russian financial crises took their toll on financials. As a result, many well-positioned and well-run companies sell at attractive valuations and continue to refine their businesses to improve profitability. I am still very enthusiastic about Bank One Corp., which has an extremely valuable credit card operation, as well as more traditional banking operations.

Regarding health care companies, I would point out that health maintenance organizations and nursing homes were particularly hard hit last year as changes in Medicare reimbursement rates and ongoing increases in medical costs pressed profit margins. As in financial services, we see continuing consolidation in many segments of the health care industry, particularly as smaller companies are forced to merge with their larger, better-positioned counterparts.


6

PAGE


DAVID MARCUS, PORTFOLIO MANAGER FOR MUTUAL EUROPEAN FUND AND CO-PORTFOLIO MANAGER FOR MUTUAL SHARES FUND AND MUTUAL DISCOVERY FUND: I would add non-domestic names such as Suez Lyonnaise des Eaux SA and Pearson Plc. to the list of holdings that performed well last year. On the negative side, the oil and gas area, with the exception of big integrated companies, was weak in 1998. We still have a large position in Societe Elf Acquitaine SA, which we believe is one of the world's most undervalued companies. Domestically, we like a few of the oil service companies such as Cooper Cameron Corp., which manufactures oil and gas pressure control equipment and power equipment, such as compressors. The company is slashing expenses in response to lower commodity prices, aggressively repurchasing stock and rewarding management with stock options rather than cash bonuses.

What are you seeing in Europe?

MARCUS: We see value in the mid-capitalization area and have a strong flow of mid-cap ideas. In our opinion, the large caps, however, are, in general, quite expensive.

DAVID WINTERS, CO-PORTFOLIO MANAGER FOR MUTUAL BEACON FUND: There are a couple of foreign companies that I particularly like. One is Cie Financiere Richemont AG, a conglomerate with first class assets consisting of luxury goods, a large portion of Rothmans Tobacco (slated for sale to another company in the industry) and 15% of Canal Plus, the French media company. Richemont's management has an excellent record of creating value and hold significant shares in their company as well. Also, NV Holdingsmij de Telegraaf, a Dutch publishing company, trades at a fraction of the valuations of comparable U.S. companies.


                                                                               7

PAGE


How will the euro affect your approach?

FRIEDMAN: The euro may excite the market in the short run, but that may get exaggerated. If so, we will attempt to use that as an opportunity to sell what we believe are fully valued stocks.

Given the volatile markets in 1998, are there many bankruptcy or distressed opportunities?

JEFF ALTMAN, SENIOR VICE PRESIDENT RESPONSIBLE FOR DISTRESSED INVESTING:
Domestically, we are finding opportunities in the oil and gas firms. We are interested in scrap metal companies where weak commodity prices have created big troubles. The consumer finance sector is also intriguing, where we may find debt instruments trading at a discount to liquidation value.

Internationally, we are looking at various markets throughout Asia, but focusing mainly on Korea and Japan because of their economic and legal structures. In Korea, we see numerous overleveraged companies with decent underlying businesses that we may be able to invest in at attractive valuations. We have dipped our toe in the water in Japan with a couple of small investments, but are hoping to find some larger ones as well. I feel good about the prospects for us both domestically and overseas.

Are you looking at industrial, cyclical companies?

MARCUS: Many of these are statistically cheap, but we remain cautious. Pricing pressure and weak unit volumes have hurt many commodity-related companies and overcapacity is a big issue. When things get really ugly, we may want to buy these companies' shares. Some companies can reduce cost structures and capital spending, which may also present opportunities for us.


8

PAGE


The following fund discussions reflect the views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our portfolio manager's strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that the funds may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks, such as political uncertainty or fluctuations in foreign exchange rates in areas where the fund invests. The funds generally expect to hedge against currency risk where feasible and to the extent possible. The funds' value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. The risks associated with this and other fund-specific investments are described in the prospectus.

It is important to remember that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations and distressed/bankruptcy investments, involve higher credit risks. These and other risks are discussed in the prospectus, which you may wish to review before making an investment decision.



                                                                          9

PAGE


FUND CATEGORY

[PYRAMID]



U.S. EXPOSURE
Mutual Shares Fund
Based on Total Net Assets
12/31/98

[PIECHART]

[This chart shows in pie format the U.S. Exposure of Mutual Shares Fund, based on total net assets as of 12/31/98.]

United States       79.1%
Other Countries     20.9%


MUTUAL SHARES FUND

Your Fund's Goal: Mutual Shares Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.

Since we were named portfolio managers for this fund, we have materially reduced the number of positions and focused on owning meaningful stakes in the companies in which we have the greatest conviction. At the beginning of the year, Mutual Shares Fund held over 300 different names in the portfolio. As of year end, the fund was holding about 200 different names. We are all proponents of a broadly diversified portfolio to reduce volatility for the fund holder, but we believe the result of our efforts is a more focused portfolio going forward.


10

PAGE


TOP 5 HOLDINGS
MUTUAL SHARES FUND
12/31/98

[This chart lists the top 5 holdings, including industry and country, of Mutual Shares Fund, based on total net assets as of 12/31/98.]

                                                                 % OF TOTAL
COMPANY, INDUSTRY, COUNTRY                                        NET ASSETS
--------------------------                                        ----------
Chase Manhattan Corp., Banking, U.S.                                  4.0%

Investor AB, A & B, Multi-Industry, Sweden                             3.2%

MediaOne Group Inc., Broadcasting & Publishing, U.S.                   2.2%

Morgan Stanley Dean Witter & Co., Financial Services, U.S.             2.1%

Suez Lyonnaise des Eaux SA, Business & Public Services, France         2.0%



Applying our long-standing value approach, we continue to invest in three areas:
(1) cheap stocks based on asset values, (2) arbitrage and (3) bankruptcy situations. Our value approach has been as out of favor over the past 3 years as it was in favor in the early to mid '90's. Our goal has always been solid compounding with low risk. We do not waver from that goal and will always hunt for bargains rather than the latest trend.

We thank you for your participation in the Mutual Shares Fund and look forward to serving your investment needs in the future.

Sincerely,


/s/ Larry Sondike
Larry Sondike


/s/ David Marcus
David Marcus


                                                                              11

PAGE


MUTUAL SHARES FUND

CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the fund's prospectus.

CLASS I:

Subject to the maximum 5.75% initial sales charge.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

For all share classes, the fund's Manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for the three-year period beginning November 1, 1996.

PERFORMANCE SUMMARY AS OF 12/31/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (1/1/98 - 12/31/98)

CLASS Z                         CHANGE              12/31/98       12/31/97
-------                         ------              --------       --------
Net Asset Value                 -$1.75               $19.55         $21.30

                                DISTRIBUTIONS
Dividend Income                 $0.5300
Long-term capital gain          $1.2200
Short-term capital gain         $0.0700
      TOTAL                     $1.8200

CLASS I                         CHANGE              12/31/98       12/31/97
-------                         ------              --------       --------
Net Asset Value                 -$1.76               $19.50         $21.26

                                DISTRIBUTIONS
Dividend Income                 $0.4590
Long-term capital gain          $1.2200
Short-term capital gain         $0.0700
      TOTAL                     $1.7490

CLASS II                        CHANGE              12/31/98       12/31/97
-------                         ------              --------       --------
Net Asset Value                 -$1.77               $19.41         $21.18

                                DISTRIBUTIONS
Dividend Income                 $0.3339
Long-term capital gain          $1.2200
Short-term capital gain         $0.0700
      TOTAL                     $1.6239

Mutual Shares Fund paid distributions derived from long-term capital gains of $1.22 per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

Past performance is not predictive of future results.


12

PAGE


PERFORMANCE

Class Z                                  1-Year         5-Year         10-Year
-------                                  ------         ------         -------
Cumulative Total Return(1)                 0.45%        106.99%         281.07%
Average Annual Total Return(2)             0.45%         15.65%          14.31%
Value of $10,000 Investment(3)          $10,045        $20,699         $38,107


                                     12/31/95   12/31/96   12/31/97   12/31/98
                                     --------   --------   --------   --------
One-Year
Total Return(4)                       29.11%     20.76%     26.44%      0.45%


                                                                          SINCE
                                                                        INCEPTION
CLASS I                                            1-YEAR               (11/1/96)
-------                                            ------               ---------
Cumulative Total Return(1)                           0.06%                34.82%
Average Annual Total Return(2)                      -5.71%                11.70%
Value of $10,000 Investment(3)                     $9,429               $12,707



                                                                   SINCE
                                                                 INCEPTION
CLASS II                                    1-YEAR               (11/1/96)
--------                                    ------               ---------
Cumulative Total Return(1)                  -0.59%                32.92%
Average Annual Total Return(2)              -2.55%                13.52%
Value of $10,000 Investment(3)             $9,745               $13,159


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include sales charges.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              13

PAGE


MUTUAL SHARES FUND

AVERAGE ANNUAL TOTAL RETURN
12/31/98

[This chart lists the average annual total returns for Mutual Shares Fund - Class Z for the period ended 12/31/98.]

CLASS Z
-------
1-Year                                 0.45%
10-Year                               14.31%


AVERAGE ANNUAL TOTAL RETURN
12/31/98

[This chart lists the average annual total returns for Mutual Shares Fund - Class I for the period ended 12/31/98.]

CLASS I
-------
1-Year                                -5.71%
Since Inception                       11.70%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

CLASS Z (1/1/89 - 12/31/98)

[GRAPH]

The following line graph compares the performance of Mutual Shares Fund's Class Z shares to that of the Standard & Poor's 500 Stock Index and the Lipper Growth & Income Fund's Average, based on a $10,000 investment from 1/1/89 to 12/31/98.

       Date         Mutual Shares -     S&P 500*       Lipper Gr. &
                        Class Z                       Inc. Average**
-----------------------------------------------------------------------
      1/1/89            $10,000          $10,000          $10,000
     12/31/89           $11,493          $13,169          $12,323
     12/31/90           $10,364          $12,761          $11,770
     12/31/91           $12,539          $16,649          $15,169
     12/31/92           $15,213          $17,918          $16,475
     12/31/93           $18,406          $19,724          $18,378
     12/31/94           $19,243          $19,984          $18,205
     12/31/95           $24,844          $27,494          $23,816
     12/31/96           $30,001          $33,807          $28,765
     12/31/97           $37,915          $45,085          $36,528
     12/31/98           $38,107          $57,970          $42,230



CLASS I (11/1/96 - 12/31/98)

[GRAPH]

[The following line graph compares the performance of Mutual Shares Fund's Class I shares to that of the Standard & Poor's 500 Stock Index and the Lipper Growth & Income Fund's Average, based on a $10,000 investment from 11/1/96 to 12/31/98.]

      Date        Mutual Shares     S&P 500*      Lipper Gr. &
                    - Class A                    Inc. Average**
-----------------------------------------------------------------
     11/1/96          $9,425        $10,000         $10,000
    11/30/96          $9,968        $10,756         $10,650
    12/31/96         $10,077        $10,543         $10,538
     1/31/97         $10,391        $11,202         $10,992
     2/28/97         $10,635        $11,289         $11,048
     3/31/97         $10,494        $10,825         $10,654
     4/30/97         $10,602        $11,472         $11,038
     5/31/97         $11,102        $12,170         $11,728
     6/30/97         $11,438        $12,715         $12,180
     7/31/97         $12,072        $13,728         $13,076
     8/31/97         $11,989        $12,959         $12,640
     9/30/97         $12,533        $13,669         $13,281
    10/31/97         $12,308        $13,212         $12,814
    11/30/97         $12,462        $13,824         $13,158
    12/31/97         $12,698        $14,062         $13,378
     1/31/98         $12,597        $14,218         $13,387
     2/28/98         $13,325        $15,243         $14,300
     3/31/98         $13,767        $16,024         $14,932
     4/30/98         $13,714        $16,186         $15,037
     5/31/98         $13,582        $15,907         $14,724
     6/30/98         $13,517        $16,553         $14,973
     7/31/98         $13,149        $16,376         $14,585
     8/31/98         $11,293        $14,008         $12,447
     9/30/98         $11,214        $14,906         $13,105
    10/31/98         $11,948        $16,118         $14,055
    11/30/98         $12,585        $17,094         $14,768
    12/31/98         $12,707        $18,079         $15,426



Past performance is not predictive of future results.


14

PAGE


CLASS II (11/1/96 - 12/31/98)

[GRAPH ]

[The following line graph compares the performance of Mutual Shares Fund's Class II shares to that of the Standard & Poor's 500 Stock Index and the Lipper Growth & Income Fund's Average, based on a $10,000 investment from 11/1/96 to 12/31/98.]

      Date        Mutual Shares -      S&P 500*      Lipper Gr. &
                      Class C                       Inc. Average**
-------------------------------------------------------------------
     11/1/96           $9,900          $10,000         $10,000
    11/30/96          $10,467          $10,756         $10,650
    12/31/96          $10,576          $10,543         $10,538
     1/31/97          $10,901          $11,202         $10,992
     2/28/97          $11,154          $11,289         $11,048
     3/31/97          $10,995          $10,825         $10,654
     4/30/97          $11,103          $11,472         $11,038
     5/31/97          $11,621          $12,170         $11,728
     6/30/97          $11,969          $12,715         $12,180
     7/31/97          $12,624          $13,728         $13,076
     8/31/97          $12,526          $12,959         $12,640
     9/30/97          $13,090          $13,669         $13,281
    10/31/97          $12,848          $13,212         $12,814
    11/30/97          $13,004          $13,824         $13,158
    12/31/97          $13,235          $14,062         $13,378
     1/31/98          $13,129          $14,218         $13,387
     2/28/98          $13,879          $15,243         $14,300
     3/31/98          $14,329          $16,024         $14,932
     4/30/98          $14,266          $16,186         $15,037
     5/31/98          $14,123          $15,907         $14,724
     6/30/98          $14,048          $16,553         $14,973
     7/31/98          $13,661          $16,376         $14,585
     8/31/98          $11,720          $14,008         $12,447
     9/30/98          $11,638          $14,906         $13,105
    10/31/98          $12,392          $16,118         $14,055
    11/30/98          $13,045          $17,094         $14,768
    12/31/98          $13,159          $18,079         $15,426


AVERAGE ANNUAL TOTAL RETURN
12/31/98

[This chart lists the average annual total returns for Mutual Shares Fund - Class II for the period ended 12/31/98.]


CLASS II
--------
1-Year                       -2.55%
Since Inception              13.52%



*Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

**Lipper Growth and Income Fund average consists of 148 funds as of 12/31/98. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper average may have been different.


Past performance is not predictive of future results.


                                                                           15

PAGE


FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights

MUTUAL SHARES FUND

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $21.30        $18.57        $17.29        $15.74        $16.19
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .53           .42           .55           .40           .27
 Net realized and unrealized gains (losses).........          (.46)         4.43          2.96          4.10           .46
                                                        ------------------------------------------------------------------
Total from investment operations....................           .07          4.85          3.51          4.50           .73
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.53)         (.54)         (.50)         (.39)         (.27)
 Net realized gains.................................         (1.29)        (1.58)        (1.73)        (2.56)         (.91)
                                                        ------------------------------------------------------------------
Total distributions.................................         (1.82)        (2.12)        (2.23)        (2.95)        (1.18)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $19.55        $21.30        $18.57        $17.29        $15.74
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------
Total Return........................................          .45%        26.44%        20.76%        29.11%         4.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $6,279,026    $7,918,986    $6,543,063    $5,229,574    $3,745,726
Ratios to average net assets:
 Expenses...........................................          .73%          .72%          .70%          .69%          .72%
 Expenses, excluding waiver and payments by
  affiliate.........................................          .77%          .75%          .72%          .69%          .72%
 Net investment income..............................         2.15%         1.92%         3.02%         2.47%         1.80%
Portfolio turnover rate.............................        69.46%        49.61%        58.35%        79.32%        66.55%

+Per share amounts for all periods prior to December 31, 1996 have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
 16

PAGE


FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL SHARES FUND (CONT.)

                                                                                 CLASS I
                                                                -----------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------
                                                                   1998           1997+++          1996+
                                                                -----------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................        $21.26           $18.56        $18.90
                                                                -----------------------------------------
Income from investment operations:
 Net investment income......................................           .40              .34           .21
 Net realized and unrealized gains (losses).................          (.41)            4.43          1.08
                                                                -----------------------------------------
Total from investment operations............................          (.01)            4.77          1.29
                                                                -----------------------------------------
Less distributions from:
 Net investment income......................................          (.46)            (.49)         (.47)
 Net realized gains.........................................         (1.29)           (1.58)        (1.16)
                                                                -----------------------------------------
Total distributions.........................................         (1.75)           (2.07)        (1.63)
                                                                -----------------------------------------
Net asset value, end of year................................        $19.50           $21.26        $18.56
                                                                -----------------------------------------
                                                                -----------------------------------------
Total Return*...............................................          .06%           26.03%         6.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $1,509,647       $1,043,262       $35,634
Ratios to average net assets:
 Expenses...................................................         1.08%            1.07%         1.09%**
 Expenses, excluding waiver and payments by affiliate.......         1.12%            1.10%         1.18%**
 Net investment income......................................         1.78%            1.58%         2.44%**
Portfolio turnover rate.....................................        69.46%           49.61%        58.35%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                                                                              17

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL SHARES FUND (CONT.)

                                                                              CLASS II
                                                                -------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
                                                                  1998         1997+++         1996+
                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $21.18         $18.56        $18.90
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................         .28            .20           .20
 Net realized and unrealized gains (losses).................        (.43)          4.42          1.08
                                                                -------------------------------------
Total from investment operations............................        (.15)          4.62          1.28
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................        (.33)          (.42)         (.46)
 Net realized gains.........................................       (1.29)         (1.58)        (1.16)
                                                                -------------------------------------
Total distributions.........................................       (1.62)         (2.00)        (1.62)
                                                                -------------------------------------
Net asset value, end of year................................      $19.41         $21.18        $18.56
                                                                -------------------------------------
                                                                -------------------------------------
Total Return*...............................................      (.59)%         25.17%         6.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $993,931       $636,838       $16,873
Ratios to average net assets:
 Expenses...................................................       1.73%          1.72%         1.71%**
 Expenses, excluding waiver and payments by affiliate.......       1.77%          1.75%         1.80%**
 Net investment income......................................       1.12%           .92%         1.69%**
Portfolio turnover rate.....................................      69.46%         49.61%        58.35%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 18

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                     MUTUAL SHARES FUND                          COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 81.2%
AEROSPACE & MILITARY TECHNOLOGY 1.6%
*Coltec Industries Inc. ....................................  United States         1,906,113     $   37,169,204
General Motors Corp., H.....................................  United States           463,000         18,375,313
*Hexcel Corp. ..............................................  United States         1,740,895         14,579,996
+*Kreisler Manufacturing Corp. .............................  United States           144,480            586,950
Lockheed Martin Corp. ......................................  United States           315,318         26,723,201
Northrop Grumman Corp. .....................................  United States           562,800         41,154,750
                                                                                                  --------------
                                                                                                     138,589,414
                                                                                                  --------------

APPLIANCES & HOUSEHOLD DURABLES .4%
Premark International Inc. .................................  United States         1,064,700         36,865,238
                                                                                                  --------------

AUTOMOBILES 2.5%
Borg-Warner Automotive Inc. ................................  United States           827,500         46,184,844
*General Motors Corp. ......................................  United States         2,374,200        169,903,688
Volvo AB, B.................................................      Sweden              103,400          2,372,671
                                                                                                  --------------
                                                                                                     218,461,203
                                                                                                  --------------

BANKING 7.6%
Bank One Corp. .............................................  United States         3,238,903        165,386,484
Bankamerica Corp. ..........................................  United States           490,527         29,492,936
Chase Manhattan Corp. ......................................  United States         5,118,076        348,349,048
Crestar Financial Corp. ....................................  United States           159,500         11,484,000
First Union Corp. ..........................................  United States         1,441,403         87,655,320
National City Corp. ........................................  United States           340,600         24,693,500
                                                                                                  --------------
                                                                                                     667,061,288
                                                                                                  --------------

BEVERAGES & TOBACCO 4.4%
Brown-Forman Corp., B.......................................  United States           305,100         23,092,256
+Genesee Corp., A...........................................  United States            15,911            369,931
Genesee Corp., B............................................  United States            96,750          2,249,438
Heineken Holding NV, A......................................   Netherlands            434,638         20,843,726
Philip Morris Companies Inc. ...............................  United States         2,448,600        131,000,100
RJR Nabisco Holdings Corp. .................................  United States         5,348,299        158,777,627
UST Inc. ...................................................  United States         1,464,400         51,070,950
                                                                                                  --------------
                                                                                                     387,404,028
                                                                                                  --------------

BROADCASTING & PUBLISHING 6.8%
Central Newspapers Inc., A..................................  United States           642,500         45,898,594
Chris Craft Industries Inc. ................................  United States           209,665         10,103,232
Daily Mail & General Trust Plc. ............................  United Kingdom           65,000          2,614,383
Daily Mail & General Trust Plc., A..........................  United Kingdom        1,284,500         60,650,711
Dow Jones & Co. Inc. .......................................  United States         1,295,800         62,360,375
Houghton Mifflin Co. .......................................  United States           199,700          9,435,825
*MediaOne Group Inc. .......................................  United States         4,195,173        197,173,131
Readers Digest Association Inc., A..........................  United States         1,046,400         26,356,200


                                                                              19

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL SHARES FUND                          COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
Scripps Co., A..............................................  United States         1,477,500     $   73,505,625
United News & Media Plc. ...................................  United Kingdom        3,369,861         29,182,475
Washington Post Co., B......................................  United States           134,900         77,963,769
                                                                                                  --------------
                                                                                                     595,244,320
                                                                                                  --------------

BUILDING MATERIALS & COMPONENTS .5%
*American Standard Cos. Inc. ...............................  United States         1,314,500         47,322,000
                                                                                                  --------------

BUSINESS & PUBLIC SERVICES 2.6%
*Healthsouth Corp. .........................................  United States         3,518,900         54,323,019
Suez Lyonnaise des Eaux SA..................................      France              839,614        172,546,073
                                                                                                  --------------
                                                                                                     226,869,092
                                                                                                  --------------

CHEMICALS 1.8%
*Cytec Industries Inc. .....................................  United States         1,446,700         30,742,375
General Chemical Group Inc. ................................  United States           475,400          6,596,175
Morton International Inc. ..................................  United States         2,757,000         67,546,500
Olin Corp. .................................................  United States         1,976,000         55,945,500
                                                                                                  --------------
                                                                                                     160,830,550
                                                                                                  --------------

ELECTRICAL & ELECTRONICS 1.0%
Philips Electronics NV, ADR.................................   Netherlands            579,300         39,211,369
*Wang Laboratories Inc., A..................................  United States         1,845,058         51,200,360
                                                                                                  --------------
                                                                                                      90,411,729
                                                                                                  --------------

ENERGY EQUIPMENT & SERVICES 2.3%
Baker Hughes Inc. ..........................................  United States         2,621,000         46,358,938
*Cooper Cameron Corp. ......................................  United States         2,242,900         54,951,050
*Seacor Smit Inc. ..........................................  United States           552,500         27,314,219
Transocean Offshore Inc. ...................................  United States         1,449,000         38,851,313
*Weatherford International Inc. ............................  United States         1,876,485         36,356,897
                                                                                                  --------------
                                                                                                     203,832,417
                                                                                                  --------------

ENERGY SOURCES 3.0%
Amoco Corp. ................................................  United States           318,900         19,253,588
*Conoco Inc., A.............................................  United States           825,000         17,221,875
(R)+*Environmental Credits LLC..............................  United States           316,331         56,781,415
Imperial Oil Ltd. ..........................................      Canada               16,200            258,926
*Ocean Energy Inc. .........................................  United States         2,922,710         18,449,607
Royal Dutch Petroleum Co. ..................................   Netherlands            884,000         42,321,500
Shell Transport & Trading Co. Plc. .........................  United Kingdom        3,300,000         20,204,642
*Smith International Inc. ..................................  United States           406,800         10,246,275


 20

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL SHARES FUND                          COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES (CONT.)
Societe Elf Aquitaine SA, br. ..............................      France              597,377     $   69,081,942
Societe Elf Aquitaine SA, ADR...............................      France              158,000          8,946,750
                                                                                                  --------------
                                                                                                     262,766,520
                                                                                                  --------------

FINANCIAL SERVICES 8.9%
*Australis Holdings Pty, Ltd., wts., 144A...................    Australia               1,859                  0
Bankers Trust Corp. ........................................  United States           174,100         14,874,669
Bear Stearns Co. Inc. ......................................  United States         1,832,100         68,474,738
CIT Group Inc., A...........................................  United States         1,427,000         45,396,438
Corporacion Financiera Alba SA..............................      Spain               154,546         25,849,366
(R)*FBR Asset Investment Corp. .............................  United States           750,000          9,375,000
Finova Group Inc. ..........................................  United States           756,300         40,792,931
Greenpoint Financial Corp. .................................  United States         1,853,800         65,114,725
Household International Inc. ...............................  United States         2,715,948        107,619,440
*IFIL Finanziaria Partecipazioni SpA........................      Italy             6,607,100         18,399,558
(R)Laser Mortgage Management Inc. ..........................  United States           332,200          1,806,338
Lehman Brothers Holdings Inc. ..............................  United States         1,540,400         67,873,875
Morgan Stanley Dean Witter & Co. ...........................  United States         2,588,000        183,748,000
Sunamerica Inc. ............................................  United States           536,500         43,523,563
+United Asset Management Corp. .............................  United States         3,435,900         89,333,400
                                                                                                  --------------
                                                                                                     782,182,041
                                                                                                  --------------

FOOD & HOUSEHOLD PRODUCTS 2.6%
*Rubbermaid Inc. ...........................................  United States           278,600          8,758,488
+Seaboard Corp. ............................................  United States            78,050         32,937,100
(R)+Sunbeam Corp. ..........................................  United States        11,260,174         70,939,096
U.S. Industries Inc. .......................................  United States         3,059,300         56,979,463
+Van Melle NV...............................................   Netherlands            939,307         63,564,762
                                                                                                  --------------
                                                                                                     233,178,909
                                                                                                  --------------

FOREST PRODUCTS & PAPER 1.0%
Bowater Inc. ...............................................  United States            87,700          3,634,069
Greif Brothers Corp., A.....................................  United States           109,230          3,188,151
Rayonier Inc. ..............................................  United States         1,307,750         60,074,766
St. Joe Co. ................................................  United States         1,024,325         24,007,617
                                                                                                  --------------
                                                                                                      90,904,603
                                                                                                  --------------

HEALTH & PERSONAL CARE 2.6%
*Beverly Enterprises Inc. ..................................  United States         3,317,000         22,389,750
*Foundation Health Systems, A...............................  United States         3,018,250         36,030,359
*Pacificare Health Systems Inc., A..........................  United States           579,924         42,189,471
*Pacificare Health Systems Inc., B..........................  United States           429,992         34,184,364
*Tenet Healthcare Corp. ....................................  United States         1,812,900         47,588,625
+*Ventas Inc. ..............................................  United States         3,469,300         42,282,094
                                                                                                  --------------
                                                                                                     224,664,663
                                                                                                  --------------


                                                                              21

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL SHARES FUND                          COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INDUSTRIAL COMPONENTS 3.0%
Aeroquip Vickers Inc. ......................................  United States           769,900     $   23,048,881
BTR Plc. ...................................................  United Kingdom       15,134,045         30,970,594
(R)+*Lancer Industries Inc., B..............................  United States                 3          9,737,540
*Lear Corp. ................................................  United States         2,065,700         79,529,450
Lucas Varity Plc. ..........................................  United Kingdom       18,039,850         59,427,507
Lucas Varity Plc., ADR......................................  United Kingdom          295,800          9,909,300
*Owens-Illinois Inc. .......................................  United States         1,622,900         49,701,313
*PXL Holdings Corp. ........................................  United States                21             48,694
                                                                                                  --------------
                                                                                                     262,373,279
                                                                                                  --------------

INSURANCE 3.4%
*Alleghany Corp. ...........................................  United States           243,128         45,677,673
Allmerica Financial Corp. ..................................  United States            60,600          3,507,225
AON Corp. ..................................................  United States           250,500         13,871,438
Argonaut Group Inc. ........................................  United States            57,350          1,405,075
+Fund American Enterprises Holdings Inc. ...................  United States           674,084         94,413,890
Hartford Financial Services Group Inc. .....................  United States           851,300         46,715,088
Kansas City Life Insurance Co. .............................  United States            37,700          3,081,975
Provident Companies Inc. ...................................  United States           161,400          6,698,100
Sampo Insurance Co. Plc., A.................................     Finland            1,039,915         39,638,108
Torchmark Corp. ............................................  United States         1,324,300         46,764,344
                                                                                                  --------------
                                                                                                     301,772,916
                                                                                                  --------------

LEISURE & TOURISM 1.7%
Hilton Hotels Corp. ........................................  United States         4,875,600         93,245,850
*Promus Hotel Corp. ........................................  United States         1,679,800         54,383,525
                                                                                                  --------------
                                                                                                     147,629,375
                                                                                                  --------------

MACHINERY & ENGINEERING .6%
New Holland NV..............................................   Netherlands          1,800,550         24,645,028
Siebe Plc. .................................................  United Kingdom        7,642,869         30,009,435
                                                                                                  --------------
                                                                                                      54,654,463
                                                                                                  --------------

MERCHANDISING 2.0%
*Federated Department Stores Inc............................  United States         1,475,630         64,282,132
*Payless Shoesource Inc. ...................................  United States           930,400         44,077,700
*Toys R Us Inc. ............................................  United States         3,796,015         64,057,753
                                                                                                  --------------
                                                                                                     172,417,585
                                                                                                  --------------

METALS & MINING .4%
Allegheny Teledyne Inc. ....................................  United States         1,698,760         34,718,408
                                                                                                  --------------

MULTI-INDUSTRY 6.6%
*Berkshire-Hathaway Inc., A.................................  United States             1,025         71,750,000
CGIP-Compagnie Generale Industrie de Participation..........      France              813,046         44,827,999
Cie Financiere Richemont AG, br., A.........................   Switzerland             46,280         65,435,573


 22

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL SHARES FUND                          COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Edperbrascan Corp., A.......................................      Canada            2,412,400     $   33,453,203
Investor AB, A..............................................      Sweden            1,770,400         78,846,554
Investor AB, B..............................................      Sweden            4,543,500        205,151,990
Kansas City Southern Industries Inc. .......................  United States           704,900         34,672,269
Lagardere S.C.A. ...........................................      France              999,593         42,498,181
                                                                                                  --------------
                                                                                                     576,635,769
                                                                                                  --------------

REAL ESTATE 2.7%
+*Alexander's Inc. .........................................  United States           383,200         29,961,450
*Al-Zar Ltd. LP.............................................  United States               284             56,800
*Cadillac Fairview Corp. ...................................      Canada              125,500          2,308,187
*Cadillac Fairview Corp., fgn. .............................      Canada            2,650,997         49,540,506
*Cadillac Fairview Corp., wts. .............................      Canada              291,749          1,823,431
*Excel Legacy Corp. ........................................  United States           376,057          1,504,228
+*MBO Properties Inc. ......................................  United States           574,712          4,382,179
(R)+MSCW Investors I, LLC...................................  United Kingdom       40,500,000         82,340,903
(R)*Security Capital European Realty........................  United States           585,075         11,701,500
Starwood Hotels & Resorts Trust.............................  United States         2,240,100         50,822,267
                                                                                                  --------------
                                                                                                     234,441,451
                                                                                                  --------------

RECREATION & OTHER CONSUMER GOODS
*Bulova Corp. ..............................................  United States            37,900            750,894
*Club Regina Resorts Inc., wts. ............................  United States             5,250              5,250
                                                                                                  --------------
                                                                                                         756,144
                                                                                                  --------------

TELECOMMUNICATIONS 7.0%
BCE Inc. ...................................................      Canada              708,300         26,676,533
*Embratel Participacoes SA..................................      Brazil        1,005,300,000          8,736,313
Media General Inc., A.......................................  United States           497,800         26,383,400
*Tele Celular Sul Participacoes SA..........................      Brazil        1,012,690,000            938,724
*Tele Centro Oeste Celular Participacoes SA.................      Brazil        1,005,300,000            790,428
*Tele Centro Sul Participacoes SA...........................      Brazil        1,066,154,200          7,059,163
*Tele Norte Leste Participacoes SA..........................      Brazil        1,021,961,000          8,373,610
*Tele Sudeste Celular Participacoes SA......................      Brazil        1,005,300,000          2,828,901
Telecom Italia SpA..........................................      Italy             7,870,200         67,149,631
Telecom Italia SpA, di Risp.................................      Italy             6,891,100         43,308,055
*Telecommunications Inc. - TCI Ventures Group, A............  United States         2,801,100         66,000,919
*Tele-Communications Inc., A................................  United States         2,713,300        150,079,406
*Telemig Celular Participacoes SA...........................      Brazil              161,400            707,225
+Telephone & Data Systems Inc. .............................  United States         2,913,400        130,920,913
*Telesp Celular Participacoes SA............................      Brazil        1,005,300,000          4,326,555
*Telesp Participacoes SA....................................      Brazil          959,915,100         12,314,243
*US Cellular Corp. .........................................  United States         1,441,400         54,773,200
                                                                                                  --------------
                                                                                                     611,367,219
                                                                                                  --------------


                                                                              23

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL SHARES FUND                          COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TEXTILES & APPAREL .5%
Liz Claiborne Inc. .........................................  United States         1,380,700     $   43,578,344
                                                                                                  --------------

TRANSPORTATION 3.2%
Burlington Northern Santa Fe Corp. .........................  United States         1,346,400         45,441,000
+Florida East Coast Industries Inc. ........................  United States         2,027,900         71,356,731
(R)*Golden Ocean Group Ltd., wts., 8/31/01..................  United States             4,030                  0
Railtrack Group Plc. .......................................  United Kingdom        5,749,463        150,372,778
Xtra Corp. .................................................  United States           404,900         16,752,738
                                                                                                  --------------
                                                                                                     283,923,247
                                                                                                  --------------

UTILITIES ELECTRICAL & GAS .5%
*Calenergy Co. Inc. ........................................  United States         1,168,400         40,528,875
VEBA AG.....................................................     Germany                8,210            486,508
                                                                                                  --------------
                                                                                                      41,015,383
                                                                                                  --------------
TOTAL COMMON STOCKS (COST $5,567,551,439)...................                                       7,131,871,598
                                                                                                  --------------

PREFERRED STOCKS .9%
Apartment Investment & Management Co., cvt., pfd. ..........  United States           288,802         10,685,674
*Embratel Participacoes SA, ADR, pfd. ......................      Brazil              695,000          9,686,563
(R)*Interlake Corp., Series A3, 9.00%, cvt., pfd. ..........  United States             2,450          4,685,792
*Tele Celular Sul Participacoes SA, ADR, pfd. ..............      Brazil               69,500          1,211,906
*Tele Centro Oeste Celular Participacoes SA, ADR, pfd. .....      Brazil              231,667            680,522
*Tele Centro Sul Participacoes SA, ADR, pfd. ...............      Brazil              304,300         12,723,544
*Tele Norte Leste Participacoes SA, ADR, pfd. ..............      Brazil            1,185,180         14,740,676
*Tele Sudeste Celular Participacoes SA, ADR, pfd. ..........      Brazil              139,000          2,875,563
*Telemig Celular Participacoes SA, ADR, pfd. ...............      Brazil               34,750            738,438
*Telesp Celular Participacoes SA, ADR, pfd. ................      Brazil              278,000          4,865,000
*Telesp Participacoes SA, ADR, pfd. ........................      Brazil              641,100         14,184,338
(R)*Viasystems Inc., B, pfd. ...............................  United States            32,816            492,238
*Wundies Industries Inc., 11.25%, pfd. .....................  United States            30,892             84,953
                                                                                                  --------------
TOTAL PREFERRED STOCKS (COST $102,366,529)..................                                          77,655,207
                                                                                                  --------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT**
                                                                                  --------

CORPORATE BONDS AND NOTES 2.8%
Abraxas Petroleum Corp., 11.50%, 11/01/04...................  United States    $    1,760,000          1,337,600
CML Group Inc., 5.50%, 1/15/03..............................  United States         3,000,000            225,000
Eurotunnel Finance Ltd:
  Equity Note, 12/31/03.....................................  United Kingdom       12,469,442GBP       6,016,368
  Participating Loan Note, 4/30/40..........................  United Kingdom        5,520,000GBP       3,030,696


 24

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                     MUTUAL SHARES FUND                          COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONT.)
Eurotunnel Plc.:
  12/31/12, tier 1..........................................  United Kingdom        5,846,313GBP  $    8,170,540
  12/31/18, tier 2..........................................  United Kingdom        7,601,475GBP       9,864,654
  12/31/25, tier 3..........................................  United Kingdom        3,494,303GBP       3,866,087
  12/31/50, Resettable Advance R5...........................  United Kingdom        4,237,576GBP       2,608,607
  Stabilization Advance, S8, tier 1.........................  United Kingdom          712,537GBP         207,460
  Stabilization Advance, S8, tier 2.........................  United Kingdom          439,990GBP         102,485

Eurotunnel SA:
  12/31/12, tier 1 (Pibor)..................................      France            5,805,530FRF         872,981
  12/31/12, tier 1 (Libor)..................................      France          117,895,176FRF      17,727,963
  12/31/18, tier 2 (Pibor)..................................      France           18,396,212FRF       2,568,659
  12/31/18, tier 2 (Libor)..................................      France          157,721,522FRF      22,022,625
  12/31/25, tier 3 (Pibor)..................................      France           40,323,587FRF       4,764,163
  12/31/25, tier 3 (Libor)..................................      France          167,332,390FRF      19,770,036
  12/31/50, Resettable Advance R4...........................      France          140,470,932FRF       9,052,582
  Stabilization Advance, S6, tier 1 (Pibor).................      France            1,397,921FRF          43,793
  Stabilization Advance, S6, tier 2.........................      France            8,330,429FRF         208,775
  Stabilization Advance, S7, tier 1 (Libor).................      France           10,932,722FRF         342,492
Fine Host Corp., cvt., 144A, 5.00%, 11/01/04................  United States        14,300,000         11,011,000
(R)*Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01..........  United States        10,275,000          2,877,000
Hechinger Co., 6.95%, 10/15/03..............................  United States        19,578,000         12,627,810
HIH Capital Ltd., cvt., 7.50%, 9/25/06......................  United Kingdom        7,930,000          4,995,900
Kelly Oil & Gas Company:
  10.375%, 10/15/06.........................................  United States         6,205,000          4,622,725
  Series D, 10.375%, 10/15/06...............................  United States         4,540,000          3,382,300
Korea Electric Power Corp.:
  6.375%, 12/01/03..........................................   South Korea          3,153,000          2,687,933
  6.75%, 8/01/27............................................   South Korea          5,325,000          4,446,375
MCII Holdings, 0/12.00%, 11/15/02...........................  United States         4,390,000          3,643,700
Pratama Datakom Asia BV:
  Reg S, 12.75%, 7/15/05....................................    Indonesia           2,690,000            665,775
  144A, 12.75%, 7/15/05.....................................    Indonesia          12,810,000          3,170,475
Raintree Resorts Inc., B, 13.00%, 12/01/04..................  United States         5,250,000          2,887,500
(R)Roil Limited, 144A, 12.779%, 12/05/02....................  Cayman Islands        7,830,000          2,427,300
Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03......  United States        60,812,000         48,041,480
Southwest Royalties Inc., B, 10.50%, 10/15/04...............  United States        16,510,000          6,686,550
Specialty Foods Corp., B, 11.25%, 8/15/03...................  United States        14,367,000          7,183,500
TFM SA De CV:
  144A, 10.25%, 6/15/07.....................................      Mexico              400,000            340,000
  144A, zero coupon to 6/15/02, 11.75%, 6/15/09.............      Mexico            7,650,000          3,978,000
Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11...........      Mexico            3,187,942          1,936,675
US Cellular Corp., cvt., 6/15/15............................  United States         5,000,000          2,056,250
                                                                                                  --------------
TOTAL CORPORATE BONDS AND NOTES (COST $266,985,987).........                                         242,471,814
                                                                                                  --------------


                                                                              25

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                     MUTUAL SHARES FUND                          COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION 1.6%
*Alpargatas SA Industrial y Comercial:
  9.00%, 2/20/99............................................    Argentina      $    1,630,000     $      244,500
  11.75%, 8/18/98...........................................    Argentina           1,455,000            232,800
  bank claim................................................    Argentina           2,190,000            328,500
*American Pad & Paper Co., bank claim.......................  United States         5,183,200          4,716,712
*APS Inc., bank claim.......................................  United States         2,484,686          1,093,262
*Barney's Inc.:
  7.18%, 6/15/00............................................  United States        10,000,000            950,000
  8.32%, 6/15/00............................................  United States         1,500,000            142,500
 bank claim................................................  United States        11,795,769          1,120,598
*Brunos Inc., Bank Claim:
  revolver committment......................................  United States         3,171,809          2,061,676
  tranche A.................................................  United States         5,461,065          3,549,692
  tranche B.................................................  United States         3,500,000          2,275,000
*Crown Leasing, bank claim..................................      Japan         1,814,289,084JPY       2,553,355
*Dictaphone Corporation
  bank claim................................................  United States         4,014,289          3,512,503
  bank claim................................................  United States         4,127,480          3,673,457
  bank claim, Tranche C Term Loan...........................  United States         2,250,000          2,002,500
*Dow Corning Corp.:
  bank debt.................................................  United States       600,000,000JPY       6,436,170
  bank claim #1.............................................  United States         7,500,000          9,825,000
  bank claim #2.............................................  United States         2,738,952          3,588,027
  bank claim #3.............................................  United States         1,391,595          1,822,989
  9.375%, 2/01/08...........................................  United States         2,170,000          2,842,700
  8.15%, 10/15/29...........................................  United States         5,280,000          6,916,800
  9.50%, 8/10/99............................................  United States         1,250,000          1,637,500
  8.55%, 3/01/01............................................  United States           500,000            655,000
  Swap......................................................  United States         1,000,000          1,310,000
*FPA Medical Management Inc.:
  bank claim................................................  United States         2,564,375            243,616
  term loan.................................................  United States         2,125,000            201,875
*Koninklijke Ned Vlieg Fokker NV, trade claim...............   Netherlands          9,550,000NLG       3,867,427
*Korea National Housing Corporation Loan, bank claim........  United States        14,325,000         12,892,500
Mercury Finance Co., Bank Claim, MTN:
  5.79%, 2/02/97............................................  United States           580,870            522,783
  5.66%, 3/10/97............................................  United States         4,100,261          3,690,235
  8.15%, 5/14/97............................................  United States         1,846,141          1,661,527
  6.29%, 12/16/97...........................................  United States         4,468,419          4,021,577
  6.16%, 12/15/98...........................................  United States           343,725            309,352
  9.76%, 2/20/99............................................  United States         4,000,000          3,000,000
  10.86%, 2/20/99...........................................  United States         4,000,000          3,000,000
  7.33%, 6/29/99............................................  United States         2,257,044          2,031,339
  7.42%, 6/29/00............................................  United States         5,445,238          4,900,714
  7.50%, 6/29/01............................................  United States         4,324,962          3,892,466


 26

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                     MUTUAL SHARES FUND                          COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
Mercury Finance Co., Commercial Paper:
  1/31/97...................................................  United States    $    1,659,325     $    1,493,393
  2/03/97...................................................  United States         1,130,928          1,017,835
  2/04/97...................................................  United States           102,727             92,454
  2/06/97...................................................  United States           777,474            699,726
  2/07/97...................................................  United States           624,502            562,052
  2/10/97...................................................  United States           282,762            254,486
  2/11/97...................................................  United States         1,617,975          1,456,177
  2/13/97...................................................  United States           258,831            232,948
  2/18/97...................................................  United States         1,013,366            912,030
  2/19/97...................................................  United States         1,351,431          1,216,288
  2/20/97...................................................  United States           189,866            170,879
  2/21/97...................................................  United States         1,142,580          1,028,322
  2/24/97...................................................  United States           505,635            455,071
  2/25/97...................................................  United States           571,422            514,279
  2/27/97...................................................  United States            73,407             66,066
  3/07/97...................................................  United States         1,205,738          1,085,164
  3/10/97...................................................  United States           303,657            273,291
  3/11/97...................................................  United States            48,360             43,524
  3/14/97...................................................  United States            86,057             77,451
  3/17/97...................................................  United States         1,022,958            920,662
  3/19/97...................................................  United States         1,957,885          1,762,096
  4/11/97...................................................  United States            51,416             46,274
  4/14/97...................................................  United States           316,695            285,026
  4/15/97...................................................  United States            61,268             55,142
  4/18/97...................................................  United States           176,539            158,885
  4/22/97...................................................  United States           100,873             90,786
  4/24/97...................................................  United States           151,305            136,174
  6/29/98...................................................  United States           401,134            361,021
  4/05/01...................................................  United States           435,345            391,811
*Nippon Credit Bank Ltd., bank claim........................      Japan           923,004,431JPY       1,307,451
*Nippon Total Finance, bank claim...........................      Japan           876,860,484JPY         462,427
*Peregrine Investment Holdings Ltd.:
  zero coupon, 2/28/99......................................      Japan            95,000,000JPY          75,798
  zero coupon, 6/30/00......................................    Hong Kong         250,000,000JPY         249,335
  zero coupon, 6/30/01......................................  United States           500,000             56,250
*PIV Investment Finance (Cayman) Ltd., cvt., 4.50%,
  12/01/00..................................................    Hong Kong          19,090,000          4,104,350
*Ritvik Holdings:
  bank claim................................................  United States         2,630,476          2,104,381
  bank claim, term loan B...................................  United States         1,058,476            846,781
*Southeast Banking Corp.:
  zero coupon, 12/16/96.....................................  United States         2,230,000          1,025,800
  4.75%, 10/15/97...........................................  United States         3,317,000          2,255,560
  zero coupon, 11/10/97.....................................  United States         1,250,000            575,000
  10.50%, 4/11/01...........................................  United States         5,300,000          2,544,000
*Ventas Inc., bank claim, tranche D.........................  United States         4,162,000          3,953,900
                                                                                                  --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $143,542,876)...                                         143,146,998
                                                                                                  --------------


                                                                              27

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL SHARES FUND                          COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMPANIES IN LIQUIDATION .1%
*Apco Oil Corp. ............................................  United States             9,200     $            0
+*City Investing Co., Liquidating Trust.....................  United States         4,314,037          5,527,360
(R)*Kendall International Inc., Residual Ownership
  Certif. ..................................................  United States               379              4,548
*Mcorp Trust Units..........................................  United States            64,172                642
*Mcorp Financial Trust, claim units.........................  United States            64,189             78,471
*Ranger Industries Inc. ....................................  United States            76,839             30,736
*Roeser & Pendelton.........................................  United States             2,800              2,114
                                                                                                  --------------
TOTAL COMPANIES IN LIQUIDATION (COST $612,947)..............                                           5,643,871
                                                                                                  --------------


                                                                                 PRINCIPAL
                                                                                  AMOUNT**
                                                                                  --------
SHORT TERM INVESTMENTS 13.4%
Federal Home Loan Bank, 4.32% to 4.34%, with maturities to
  10/28/99..................................................  United States    $   40,000,000         38,456,800
Federal National Mortgage Assn., 4.27% to 5.33%, with
  maturities to 12/23/99....................................  United States     1,153,285,000      1,141,856,445
                                                                                                  --------------
TOTAL SHORT TERM INVESTMENTS (COST $1,179,776,457)..........                                       1,180,313,245
                                                                                                  --------------
TOTAL INVESTMENTS (COST $7,260,836,235) 100.0%..............                                       8,781,102,733
OPTIONS WRITTEN.............................................                                             (17,275)
SECURITIES SOLD SHORT (3.8%)................................                                        (332,167,328)
NET EQUITY IN FORWARD CONTRACTS.............................                                          (2,341,928)
OTHER ASSETS, LESS LIABILITIES 3.8%.........................                                         336,027,365
                                                                                                  --------------
TOTAL NET ASSETS 100.0%.....................................                                      $8,782,603,567
                                                                                                  --------------
                                                                                                  --------------


                      OPTIONS WRITTEN
ISSUER
                                                                 COUNTRY            CONTRACTS              VALUE
----------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., January/85/Call........................  United States                67     $        9,213
Bankers Trust Corp., January/85/Put.........................  United States                67              5,025
Bankers Trust Corp., January/90/Call........................  United States               243              3,037
                                                                                                  --------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $89,525)...........                                      $       17,275
                                                                                                  --------------
                                                                                                  --------------


 28

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL SHARES FUND
SECURITIES SOLD SHORT
ISSUER
                                                                 COUNTRY               SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
American International Group Inc. ..........................  United States           458,707     $   44,322,564
Apartment Investment & Management Co. ......................  United States           244,700          9,099,781
AT&T Corp. .................................................  United States         2,104,645        158,374,536
British Petroleum Co. Plc., ADR.............................  United Kingdom           34,900          3,315,500
*Cap Gemini SA..............................................      France              137,889         22,141,426
Carrefour Supermarche SA....................................      France               11,972          9,041,901
*DST Systems Inc. ..........................................  United States            81,500          4,650,594
Newell Co. .................................................  United States           219,800          9,066,750
Northern Telecom Ltd. ......................................      Canada              279,320         13,929,630
Suntrust Banks Inc. ........................................  United States           153,000         11,704,500
Telecom Italia Mobile SpA...................................      Italy             5,254,100         38,882,983
*Tele-Communications Inc., Liberty Media Group, A...........  United States           165,800          7,637,163
                                                                                                  --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $281,794,891).........                                      $  332,167,328
                                                                                                  --------------
                                                                                                  --------------


               CONTRACTS FOR DIFFERENCES
SECURITY
                                                                                            VALUE AT     UNREALIZED
                                                               COUNTRY         SHARES       12/31/98           LOSS
-------------------------------------------------------------------------------------------------------------------
British Petroleum Co. Plc., cfd 4.47...................     United Kingdom     75,000     $1,120,539     $(124,632)
                                                                                          ----------     ---------
                                                                                          ----------     ---------


CURRENCY ABBREVIATIONS:

FRF -- French Franc
GBP -- British Pound
JPY -- Japanese Yen
NLG -- Dutch Guilder

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(R)Restricted Securities (See note 6).
+Affiliated Issuers (See note 7).
                       See Notes to Financial Statements.
                                                                              29

PAGE
[PYRAMID]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income



This chart shows in pie format the U.S. exposure of Mutual Qualifited, based on total net assets as of 12/31/98.

[PIECHART]
U.S. EXPOSURE

United States       75.9%
Other Countries     24.1%


MUTUAL QUALIFIED FUND

Your Fund's Goal: Mutual Qualified Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.

Since we were named portfolio managers for this fund, we have somewhat reduced the number of positions and focused on owning meaningful stakes in the companies in which we have the greatest conviction. At the beginning of the year, Mutual Qualified Fund held over 300 different names in the portfolio. As of year end, the fund was holding about 220 different names, and we expect that number to decline somewhat further. We are all proponents of a broadly diversified portfolio to reduce volatility for the fund holder, but we believe the result of our efforts is a more focused portfolio going forward.


30

PAGE
TOP 5 HOLDINGS
Mutual Qualified Fund
12/31/98

This chart lists the top 5 holdings, including industry and country, of Mutual Qualifed Fund, based on total net assets as of 12/31/98.

                                                                      % OF TOTAL
COMPANY, INDUSTRY, COUNTRY                                            NET ASSETS
--------------------------                                            ----------
Investor AB, A & B, Multi-Industry, Sweden                               3.2%

Chase Manhattan Corp., Banking, U.S.                                     3.0%

General Motors Corp., Automobiles, U.S.                                  2.3%

Bank One Corp., Banking, U.S.                                            1.8%

Suez Lyonnaise des Eaux SA, Business & Public Services, France           1.8%


Applying our long-standing value approach, we continue to invest in three areas:
(1) cheap stocks based on asset values, (2) arbitrage and (3) bankruptcy situations. Our value approach has been as out of favor over the past 3 years as it was in favor in the early to mid '90's. Our goal has always been solid compounding at a low risk-adjusted rate. We do not waver from that goal and will always hunt for bargains rather than the latest trend.

We thank you for your participation in Mutual Qualified Fund and look forward to serving your investment needs in the future.

Sincerely,


/s/ Raymond Garea
Raymond Garea


/s/ Jeff Diamond
Jeff Diamond
Assistant Portfolio Manager


                                                                              31

PAGE
MUTUAL QUALIFIED FUND


CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the fund's prospectus.

CLASS I:

Subject to the maximum 5.75% initial sales charge.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

For all share classes, the fund's Manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for the three-year period beginning November 1, 1996.


PERFORMANCE SUMMARY AS OF 12/31/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (1/1/98 - 12/31/98)

CLASS Z                                 CHANGE            12/31/98     12/31/97
-------                                 ------            --------     --------
Net Asset Value                         -$1.73             $16.46       $18.19

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.4500
Long-term capital gain                  $1.2600
Short-term capital gain                 $0.0700
      TOTAL                             $1.7800


CLASS I                                 CHANGE            12/31/98     12/31/97
-------                                 ------            --------     --------
Net Asset Value                         -$1.72             $16.42       $18.14

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.3875
Long-term capital gain                  $1.2600
Short-term capital gain                 $0.0700
      TOTAL                             $1.7175


CLASS II                                CHANGE            12/31/98     12/31/97
--------                                ------            --------     --------
Net Asset Value                         -$1.74             $16.35       $18.09

                                        DISTRIBUTIONS
                                        -------------
Dividend Income                         $0.2787
Long-term capital gain                  $1.2600
Short-term capital gain                 $0.0700

      TOTAL                             $1.6087

Mutual Qualified Fund paid distributions derived from long-term capital gains of $1.26 per share in December, 1998. The fund hereby designates such distributions as capital gain distributions per Internal Revenue Code Section 852(b)(3).



Past performance is not predictive of future results.


32

PAGE
PERFORMANCE


CLASS Z                                    1-YEAR       5-YEAR        10-YEAR
-------                                    ------       ------        -------
Cumulative Total Return(1)                   0.45%      103.64%       282.01%
Average Annual Total Return(2)               0.45%       15.28%        14.34%
Value of $10,000 Investment(3)            $10,045      $20,364       $38,201


                                      12/31/95   12/31/96   12/31/97   12/31/98
                                      --------   --------   --------   --------
One-Year
Total Return(4)                        26.60%     21.19%     24.95%      0.45%


                                                                        SINCE
                                                                      INCEPTION
CLASS I                                                 1-YEAR        (11/1/96)
-------                                                 ------        ---------
Cumulative Total Return(1)                                0.15%         32.69%
Average Annual Total Return(2)                           -5.62%         10.87%
Value of $10,000 Investment(3)                          $9,438        $12,507


                                                                        SINCE
                                                                      INCEPTION
CLASS II                                                1-YEAR        (11/1/96)
--------                                                ------        ---------
Cumulative Total Return(1)                               -0.58%         30.77%
Average Annual Total Return(2)                           -2.54%         12.67%
Value of $10,000 Investment(3)                          $9,746        $12,947


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


                                                                              33

PAGE
MUTUAL QUALIFIED FUND

This chart lists the average annual total return of Mutual Qualifed Fund-Class Z for the period ended 12/31/98.


AVERAGE ANNUAL TOTAL RETURN
12/31/98


CLASS Z
-------
1-Year                  0.45%
10-Year                14.34%






This chart lists the average annual total return of Mutual Qualifed Fund-Class I for the period ended 12/31/98.

AVERAGE ANNUAL TOTAL RETURN
12/31/98

CLASS I
-------

1-Year                  -5.62%
Since Inception         10.87%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

Class Z (1/1/89 - 12/31/98)

[GRAPH]

The following line graph compares the performance of Mutual Shares Fund's Class Z shares to that of the Standard & Poor's 500 Stock Index and the Lipper Growth & Income Fund's Average, based on a $10,000 investment from 1/1/89 to 12/31/98.


       Date         Mutual Shares -     S&P 500*       Lipper Gr. &
                        Class Z                       Inc. Average**
-----------------------------------------------------------------------
      1/1/89            $10,000          $10,000          $10,000
     12/31/89           $11,493          $13,169          $12,323
     12/31/90           $10,364          $12,761          $11,770
     12/31/91           $12,539          $16,649          $15,169
     12/31/92           $15,213          $17,918          $16,475
     12/31/93           $18,406          $19,724          $18,378
     12/31/94           $19,243          $19,984          $18,205
     12/31/95           $24,844          $27,494          $23,816
     12/31/96           $30,001          $33,807          $28,765
     12/31/97           $37,915          $45,085          $36,528
     12/31/98           $38,107          $57,970          $42,230


Class I (11/1/96 - 12/31/98)

[GRAPH]

The following line graph compares the performance of Mutual Shares Fund's Class I shares to that of the Standard & Poor's 500 Stock Index and the Lipper Growth & Income Fun's Average, based on a $10,000 investment from 11/1/96 to 12/31/98.


      Date        Mutual Shares     S&P 500*      Lipper Gr. &
                    - Class A                    Inc. Average**
-----------------------------------------------------------------

     11/1/96          $9,425        $10,000         $10,000
    11/30/96          $9,968        $10,756         $10,650
    12/31/96         $10,077        $10,543         $10,538
     1/31/97         $10,391        $11,202         $10,992
     2/28/97         $10,635        $11,289         $11,048
     3/31/97         $10,494        $10,825         $10,654
     4/30/97         $10,602        $11,472         $11,038
     5/31/97         $11,102        $12,170         $11,728
     6/30/97         $11,438        $12,715         $12,180
     7/31/97         $12,072        $13,728         $13,076
     8/31/97         $11,989        $12,959         $12,640
     9/30/97         $12,533        $13,669         $13,281
    10/31/97         $12,308        $13,212         $12,814
    11/30/97         $12,462        $13,824         $13,158
    12/31/97         $12,698        $14,062         $13,378
     1/31/98         $12,597        $14,218         $13,387
     2/28/98         $13,325        $15,243         $14,300
     3/31/98         $13,767        $16,024         $14,932
     4/30/98         $13,714        $16,186         $15,037
     5/31/98         $13,582        $15,907         $14,724
     6/30/98         $13,517        $16,553         $14,973
     7/31/98         $13,149        $16,376         $14,585
     8/31/98         $11,293        $14,008         $12,447
     9/30/98         $11,214        $14,906         $13,105
    10/31/98         $11,948        $16,118         $14,055
    11/30/98         $12,585        $17,094         $14,768
    12/31/98         $12,707        $18,079         $15,426



Past performance is not predictive of future results.


34

PAGE
CLASS II (11/1/96 - 12/31/98)

[GRAPH]

The following line graph compares the performance of Mutual Shares Fund's Class II shares to that of the Standard & Poor's 500 Stock Index and the Lipper Growth & Income Fund's Average, based on a $10,000 investment from 11/1/96 to 12/31/98.


      Date        Mutual Shares -      S&P 500*      Lipper Gr. &
                      Class C                       Inc. Average**
-------------------------------------------------------------------
     11/1/96           $9,900          $10,000         $10,000
    11/30/96          $10,467          $10,756         $10,650
    12/31/96          $10,576          $10,543         $10,538
     1/31/97          $10,901          $11,202         $10,992
     2/28/97          $11,154          $11,289         $11,048
     3/31/97          $10,995          $10,825         $10,654
     4/30/97          $11,103          $11,472         $11,038
     5/31/97          $11,621          $12,170         $11,728
     6/30/97          $11,969          $12,715         $12,180
     7/31/97          $12,624          $13,728         $13,076
     8/31/97          $12,526          $12,959         $12,640
     9/30/97          $13,090          $13,669         $13,281
    10/31/97          $12,848          $13,212         $12,814
    11/30/97          $13,004          $13,824         $13,158
    12/31/97          $13,235          $14,062         $13,378
     1/31/98          $13,129          $14,218         $13,387
     2/28/98          $13,879          $15,243         $14,300
     3/31/98          $14,329          $16,024         $14,932
     4/30/98          $14,266          $16,186         $15,037
     5/31/98          $14,123          $15,907         $14,724
     6/30/98          $14,048          $16,553         $14,973
     7/31/98          $13,661          $16,376         $14,585
     8/31/98          $11,720          $14,008         $12,447
     9/30/98          $11,638          $14,906         $13,105
    10/31/98          $12,392          $16,118         $14,055
    11/30/98          $13,045          $17,094         $14,768
    12/31/98          $13,159          $18,079         $15,426



* Source: Standard and Poor's Micropal. Index is unmanaged and included reinvested dividends. One cannot invest directly in an index.

** Lipper Growth and Income Fund Average consists of 148 funds as of 12/31/98. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had not been considered, the fund's performance relative to the Lipper average may have been different.


AVERAGE ANNUAL TOTAL RETURN
12/31/98

This chart lists the average annual total return for Mutual Qualified Fund - Class II for the period ended 12/31/98.


CLASS II
--------

1-Year                    -2.54%
Since Inception           12.67%




Past performance is not predictive of future results.


                                                               35

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights

MUTUAL QUALIFIED FUND

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $18.19        $16.24        $14.87        $13.34        $13.50
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .43           .37           .47           .33           .22
 Net realized and unrealized gains (losses).........          (.38)         3.62          2.62          3.17           .55
                                                        ------------------------------------------------------------------
Total from investment operations....................           .05          3.99          3.09          3.50           .77
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.45)         (.64)         (.43)         (.33)         (.21)
 Net realized gains.................................         (1.33)        (1.40)        (1.29)        (1.64)         (.72)
                                                        ------------------------------------------------------------------
Total distributions.................................         (1.78)        (2.04)        (1.72)        (1.97)         (.93)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $16.46        $18.19        $16.24        $14.87        $13.34
                                                        ==================================================================
Total Return........................................          .45%        24.95%        21.19%        26.60%         5.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $3,942,519    $5,239,947    $4,287,975    $3,002,132    $1,791,940
Ratios to average net assets:
 Expenses...........................................          .76%          .75%          .75%          .72%          .73%
 Expenses, excluding waiver and payments by
  affiliate.........................................          .79%          .78%          .78%          .72%          .73%
 Net investment income..............................         2.05%         1.85%         3.06%         2.71%         1.91%
Portfolio turnover rate.............................        66.84%        52.76%        65.03%        75.59%        67.65%

+Per share amounts for all periods prior to December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
 36

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL QUALIFIED FUND (CONT.)

                                                                              CLASS I
                                                                ------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                  1998         1997+++        1996+
                                                                ------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $18.14         $16.23       $16.40
                                                                ------------------------------------
Income from investment operations:
 Net investment income......................................         .35            .28          .16
 Net realized and unrealized gains (losses).................        (.35)          3.63          .89
                                                                ------------------------------------
Total from investment operations............................        (.00)          3.91         1.05
                                                                ------------------------------------
Less distributions from:
 Net investment income......................................        (.39)          (.60)        (.41)
 Net realized gains.........................................       (1.33)         (1.40)        (.81)
                                                                ------------------------------------
Total distributions.........................................       (1.72)         (2.00)       (1.22)
                                                                ------------------------------------
Net asset value, end of year................................      $16.42         $18.14       $16.23
                                                                ====================================
Total Return*...............................................        .15%         24.44%        6.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $570,143       $452,590       $20,381
Ratios to average net assets:
 Expenses...................................................       1.11%          1.10%        1.13%**
 Expenses, excluding waiver and payments by affiliate.......       1.14%          1.13%        1.28%**
 Net investment income (loss)...............................       1.66%          1.48%        3.19%**
Portfolio turnover rate.....................................      66.84%         52.76%       65.03%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                                                                              37

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL QUALIFIED FUND (CONT.)

                                                                              CLASS II
                                                                -------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
                                                                  1998         1997+++         1996+
                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $18.09         $16.23        $16.40
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................         .24            .16           .13
 Net realized and unrealized gains (losses).................        (.37)          3.63           .91
                                                                -------------------------------------
Total from investment operations............................        (.13)          3.79          1.04
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................        (.28)          (.53)         (.39)
 Net realized gains.........................................       (1.33)         (1.40)         (.82)
                                                                -------------------------------------
Total distributions.........................................       (1.61)         (1.93)        (1.21)
                                                                -------------------------------------
Net asset value, end of year................................      $16.35         $18.09        $16.23
                                                                =====================================
Total Return*...............................................      (.58)%         23.66%         6.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $322,609       $231,721        $9,963
Ratios to average net assets:
 Expenses...................................................       1.76%          1.75%         1.78%**
 Expenses, excluding waiver and payments by affiliate.......       1.79%          1.78%         1.93%**
 Net investment income......................................       1.01%           .84%         2.59%**
Portfolio turnover rate.....................................      66.84%         52.76%        65.03%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.

                       See Notes to Financial Statements.
 38

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

MUTUAL QUALIFIED FUND                                            COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.9%
AEROSPACE & MILITARY TECHNOLOGY .5%
*General Motors Corp., H ...................................  United States          285,700     $    11,338,719
*Hexcel Corp. ..............................................  United States          843,498           7,064,296
Lockheed Martin Corp. ......................................  United States           51,122           4,332,590
                                                                                                 ---------------
                                                                                                      22,735,605
                                                                                                 ---------------
AUTOMOBILES 2.8%
Borg-Warner Automotive Inc. ................................  United States          469,800          26,220,713
General Motors Corp. .......................................  United States        1,532,500         109,669,531
Volvo AB, B.................................................      Sweden              73,530           1,687,259
                                                                                                 ---------------
                                                                                                     137,577,503
                                                                                                 ---------------

BANKING 8.4%
Bank One Corp. .............................................  United States        1,737,656          88,729,060
BankAmerica Corp. ..........................................  United States          283,607          17,051,871
Chase Manhattan Corp. ......................................  United States        2,096,944         142,723,251
Crestar Financial Corp. ....................................  United States          483,000          34,776,000
First Union Corp. ..........................................  United States          524,320          31,885,210
*Golden State Bancorp Inc., wts. ...........................  United States        1,552,300           7,082,369
*Imperial Bancorp...........................................  United States        1,078,800          17,935,050
Kapital Holding.............................................     Denmark             100,589           4,978,480
M & T Bank Corp. ...........................................  United States           51,999          26,984,231
+Western Bancorp............................................  United States        1,093,773          31,992,860
                                                                                                 ---------------
                                                                                                     404,138,382
                                                                                                 ---------------

BEVERAGES & TOBACCO 3.7%
Brown-Forman Corp., A.......................................  United States           18,700           1,304,325
Brown-Forman Corp., B.......................................  United States          198,600          15,031,538
Genesee Corp., A............................................  United States            7,000             162,750
Genesee Corp., B............................................  United States           42,241             982,103
Heineken Holding NV, A......................................   Netherlands           340,382          16,323,536
Philip Morris Companies Inc. ...............................  United States        1,036,300          55,442,050
RJR Nabisco Holdings Corp. .................................  United States        2,151,683          63,878,089
UST Inc. ...................................................  United States          797,450          27,811,069
                                                                                                 ---------------
                                                                                                     180,935,460
                                                                                                 ---------------

BROADCASTING & PUBLISHING 6.8%
*Capstar Broadcasting Corp., A..............................  United States           90,400           2,067,900
*Chancellor Media Corp., A..................................  United States          511,000          24,464,125
*Chris Craft Industries Inc. ...............................  United States          196,883           9,487,300
Daily Mail & General Trust Plc. ............................  United Kingdom          38,500           1,548,519
Daily Mail & General Trust Plc., A..........................  United Kingdom         949,800          44,847,058
Dow Jones & Co. Inc. .......................................  United States          929,500          44,732,188
Houghton Mifflin Co. .......................................  United States          155,000           7,323,750
*MediaOne Group Inc. .......................................  United States        1,576,000          74,072,000
NV Holdingsmij de Telegraaf.................................   Netherlands         1,841,454          49,551,568
Pulitzer Publishing Co. ....................................  United States          116,500          10,091,813


                                                                              39

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL QUALIFIED FUND                                            COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
Scripps (EW) Co., A.........................................  United States        1,073,300     $    53,396,675
The Ackerley Group, Inc. ...................................  United States          310,900           5,673,925
                                                                                                 ---------------
                                                                                                     327,256,821
                                                                                                 ---------------

BUILDING MATERIALS & COMPONENTS 1.3%
*American Standard Cos. Inc. ...............................  United States          821,900          29,588,400
Lone Star Industries Inc. ..................................  United States          643,610          23,692,893
Puerto Rican Cement Co. Inc. ...............................  United States          219,500           7,668,781
                                                                                                 ---------------
                                                                                                      60,950,074
                                                                                                 ---------------

BUSINESS & PUBLIC SERVICES 2.8%
*Healthsouth Corp. .........................................  United States        2,514,400          38,816,050
Ratin AS, A.................................................     Denmark              30,005           6,175,905
Ratin AS, B.................................................     Denmark               8,315           1,763,728
Suez Lyonnaise des Eaux SA..................................      France             420,000          86,312,699
                                                                                                 ---------------
                                                                                                     133,068,382
                                                                                                 ---------------

CHEMICALS 2.6%
+Chemfirst Inc. ............................................  United States          974,000          19,236,500
General Chemical Group Inc. ................................  United States          402,700           5,587,463
Geon Co. ...................................................  United States          868,500          19,975,500
Hanna M.A. Co. .............................................  United States        1,253,800          15,437,413
Morton International Inc. ..................................  United States        1,106,000          27,097,000
Olin Corp. .................................................  United States        1,306,900          37,001,606
                                                                                                 ---------------
                                                                                                     124,335,482
                                                                                                 ---------------

DATA PROCESSING & REPRODUCTION .2%
HBO & Co. ..................................................  United States          245,000           7,028,438
*National Processing Inc. ..................................  United States          254,300           1,398,650
                                                                                                 ---------------
                                                                                                       8,427,088
                                                                                                 ---------------

ELECTRICAL & ELECTRONICS 2.1%
Philips Electronics NV......................................   Netherlands           163,000          10,943,678
Philips Electronics NV, ADR                                    Netherlands           530,900          35,935,294
Varian Associates Inc. .....................................  United States          403,100          15,267,413
*Wang Laboratories Inc., A..................................  United States        1,413,600          39,227,400
                                                                                                 ---------------
                                                                                                     101,373,785
                                                                                                 ---------------

ELECTRONIC COMPONENTS & INSTRUMENTS .4%
*Amphenol Corp., A..........................................  United States          300,173           9,061,472
Spectra Physics AB, A.......................................      Sweden             748,800           8,822,127
                                                                                                 ---------------
                                                                                                      17,883,599
                                                                                                 ---------------


 40

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL QUALIFIED FUND                                            COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY EQUIPMENT & SERVICES 2.3%
Cie Generale De Geophysique SA..............................      France             245,643     $    14,322,066
*Cie Generale De Geophysique SA, ADR........................      France              86,600             941,775
*Cooper Cameron Corp. ......................................  United States          720,000          17,640,000
*Seacor Smit Inc. ..........................................  United States          607,750          30,045,641
Transocean Offshore Inc. ...................................  United States          993,332          26,633,714
*Weatherford International Inc. ............................  United States        1,105,505          21,419,159
                                                                                                 ---------------
                                                                                                     111,002,355
                                                                                                 ---------------

ENERGY SOURCES 2.7%
Amoco Corp. ................................................  United States          170,603          10,300,156
British Petroleum Co. Plc., ADR.............................  United Kingdom          40,500           3,847,500
*Conoco Inc., A.............................................  United States          380,000           7,932,500
*Ocean Energy Inc., new.....................................  United States        1,913,260          12,077,454
Pancanadian Petroleum Ltd. .................................      Canada             309,550           3,486,468
Royal Dutch Petroleum Co. ..................................   Netherlands           384,800          18,422,300
*Santa Fe Energy Resources Inc. ............................  United States        1,243,000           9,167,125
Shell Transport & Trading Co. Plc. .........................  United Kingdom       2,065,500          12,646,269
Societe Elf Aquitaine SA, br. ..............................      France             446,000          51,576,385
                                                                                                 ---------------
                                                                                                     129,456,157
                                                                                                 ---------------

FINANCIAL SERVICES 9.2%
Advanta Corp., A............................................  United States           92,317           1,223,200
Advanta Corp., B............................................  United States        1,262,045          13,961,373
*Amerin Corp. ..............................................  United States            5,400             127,575
Bankers Trust Corp. ........................................  United States           98,200           8,389,963
CIT Group Inc., A...........................................  United States          851,000          27,072,438
*Coast Federal Litigation Contingent Pymt Rts Trust,
  rts. .....................................................  United States        1,178,600           7,808,225
(R)*Cobalt Holdings LLC.....................................  United States           15,357               1,536
Commercial Federal Corp. ...................................  United States        1,087,210          25,209,682
Finova Group Inc. ..........................................  United States          324,300          17,491,931
Greenpoint Financial Corp. .................................  United States        1,207,200          42,402,900
Household International Inc. ...............................  United States        1,275,173          50,528,730
+*ITLA Capital Corp. .......................................  United States          709,000          10,723,625
(R)*Laser Mortgage Management Inc. .........................  United States          220,000           1,196,250
Lehman Brothers Holdings Inc. ..............................  United States          259,500          11,434,219
+*Long Beach Financial Corp. ...............................  United States        1,553,500          11,651,250
Metris Cos. Inc. ...........................................  United States          754,600          37,965,813
Morgan Stanley Dean Witter & Co. ...........................  United States          831,400          59,029,400
New Germany Fund Inc. ......................................     Germany             618,956           8,007,743
Peoples Bancorp Inc. .......................................  United States          748,800           8,143,200
Sunamerica Inc. ............................................  United States          255,300          20,711,213
TCF Financial Corp. ........................................  United States        1,277,500          30,899,531
United Asset Management Corp. ..............................  United States        2,011,100          52,288,600
                                                                                                 ---------------
                                                                                                     446,268,397
                                                                                                 ---------------


                                                                              41

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL QUALIFIED FUND                                            COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 1.9%
Rubbermaid Inc. ............................................  United States          157,400     $     4,948,263
Seaboard Corp. .............................................  United States           10,100           4,262,200
(R)Sunbeam Corp. ...........................................  United States        4,800,554          30,243,490
U.S. Industries Inc. .......................................  United States        1,209,500          22,526,938
+Van Melle NV...............................................   Netherlands           468,576          31,709,464
                                                                                                 ---------------
                                                                                                      93,690,355
                                                                                                 ---------------

FOREST PRODUCTS & PAPER .7%
Bowater Inc. ...............................................  United States           58,500           2,424,094
+*Fibermark Inc. ...........................................  United States          731,800           9,970,775
Greif Brothers Corp., A.....................................  United States           44,960           1,312,270
Rayonier Inc. ..............................................  United States          242,800          11,153,625
St. Joe Co. ................................................  United States          441,000          10,335,938
                                                                                                 ---------------
                                                                                                      35,196,702
                                                                                                 ---------------

HEALTH & PERSONAL CARE 6.1%
*Beverly Enterprises Inc., new..............................  United States        1,917,000          12,939,750
*Foundation Health Systems, A...............................  United States        2,465,730          29,434,652
+*Maxicare Health Plans Inc. ...............................  United States        1,768,779           9,507,187
+*Mid-Atlantic Medical Services Inc. .......................  United States        4,246,400          41,667,800
*Pacificare Health Systems Inc., A..........................  United States          358,342          26,069,381
*Pacificare Health Systems Inc., B..........................  United States          316,990          25,200,705
*Pharmerica Inc.............................................  United States        1,652,426           9,914,556
*PSS World Medical Inc. ....................................  United States        1,257,500          28,922,500
*Quorum Health Group Inc. ..................................  United States        2,333,700          30,192,244
Tenet Healthcare Corp. .....................................  United States          998,300          26,205,375
+*Vencor Inc. ..............................................  United States        6,264,400          28,189,800
*Ventas Inc. ...............................................  United States        2,228,400          27,158,625
                                                                                                 ---------------
                                                                                                     295,402,575
                                                                                                 ---------------

INDUSTRIAL COMPONENTS 4.1%
BTR Plc. ...................................................  United Kingdom       8,498,600          17,391,695
Gencorp Inc. ...............................................  United States        1,159,500          28,915,031
(R)+*Lancer Industries Inc., B..............................  United States                4          11,456,492
*Lear Corp. ................................................  United States        1,144,300          44,055,550
Lucas Varity Plc. ..........................................  United Kingdom       5,259,000          17,324,382
Lucas Varity Plc., ADR......................................  United Kingdom       1,084,074          36,316,479
Mark IV Industries Inc. ....................................  United States          958,200          12,456,600
*Owens-Illinois Inc. .......................................  United States          973,100          29,801,188
                                                                                                 ---------------
                                                                                                     197,717,417
                                                                                                 ---------------

INSURANCE 3.0%
*Alleghany Corp. ...........................................  United States           98,173          18,444,252
Allmerica Financial Corp. ..................................  United States           34,000           1,967,750
AON Corp. ..................................................  United States          354,950          19,655,356
Argonaut Group Inc. ........................................  United States           28,100             688,450


 42

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL QUALIFIED FUND                                            COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
(R)*CGA Group Ltd. .........................................  United States          139,785     $             0
CMAC Investment Corp. ......................................  United States          347,000          15,940,313
Fund American Enterprises Hldgs. Inc. ......................  United States          242,976          34,031,826
Hartford Financial Services Group Inc. .....................  United States          348,900          19,145,888
Kansas City Life Insurance Co. .............................  United States           12,290           1,004,708
Provident Companies Inc. ...................................  United States           85,700           3,556,550
Sampo Insurance Co. Plc., A.................................     Finland             509,800          19,431,884
(R)*St. George Holdings Ltd., A.............................  United States          152,073              15,207
(R)*St. George Holdings Ltd., B.............................  United States            1,495                 150
Torchmark Corp. ............................................  United States          384,900          13,591,781
                                                                                                 ---------------
                                                                                                     147,474,115
                                                                                                 ---------------

LEISURE & TOURISM 1.2%
Hilton Hotels Corp. ........................................  United States        1,766,000          33,774,750
*Prime Hospitality Corp. ...................................  United States          198,800           2,099,825
*Promus Hotel Corp. ........................................  United States          680,900          22,044,138
                                                                                                 ---------------
                                                                                                      57,918,713
                                                                                                 ---------------

MACHINERY & ENGINEERING .4%
Siebe Plc. .................................................  United Kingdom       4,374,700          17,177,093
                                                                                                 ---------------

MERCHANDISING 2.0%
+*Dress Barn Inc. ..........................................  United States        1,486,600          22,577,738
*Payless Shoesource Inc. ...................................  United States          524,600          24,852,925
*Signet Group Plc. .........................................  United Kingdom      41,050,000          21,342,858
*Signet Group Plc., ADR.....................................  United Kingdom         240,000           3,720,000
*Toys R Us Inc. ............................................  United States        1,412,375          23,833,828
                                                                                                 ---------------
                                                                                                      96,327,349
                                                                                                 ---------------

METALS & MINING .8%
Allegheny Teledyne Inc. ....................................  United States          568,600          11,620,763
*Ucar International Inc. ...................................  United States        1,595,900          28,426,969
                                                                                                 ---------------
                                                                                                      40,047,732
                                                                                                 ---------------

MULTI-INDUSTRY 6.8%
*Berkshire-Hathaway Inc., A.................................  United States              425          29,750,000
Cie Financiere Richemont AG, br., A.........................   Switzerland            26,285          37,164,521
Edperbrascan Corp., A.......................................      Canada           1,280,800          17,761,094
Forvaltnings AB Ratos, B....................................      Sweden           3,708,680          26,079,444
Investor AB, A..............................................      Sweden             934,900          41,636,717
Investor AB, B..............................................      Sweden           2,457,000         110,940,561
Kansas City Southern Industries Inc. .......................  United States          402,000          19,773,375
Kinnevik AB, B..............................................      Sweden             430,600          10,093,267
Lagardere SCA...............................................      France             811,776          34,513,050
                                                                                                 ---------------
                                                                                                     327,712,029
                                                                                                 ---------------


                                                                              43

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL QUALIFIED FUND                                            COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 2.4%
*Alexander's Inc. ..........................................  United States          132,890     $    10,390,337
*Al-Zar Ltd., LP units......................................  United States               59              11,800
*Cadillac Fairview Corp. ...................................      Canada              75,000           1,379,395
*Cadillac Fairview Corp., fgn. .............................      Canada             764,135          14,279,773
*Cadillac Fairview Corp., wts. .............................      Canada             126,360             789,750
E & J Properties Ltd., LP units.............................  United States            5,600                 280
*Excel Legacy Corp. ........................................  United States          247,507             990,028
+MBO Properties Inc. .......................................  United States          412,418           3,144,687
(R)+MSCW Investors II LLC...................................  United Kingdom      23,562,000          47,904,108
(R)+*S.H. Mortgage Acquisition LLC..........................  United States        4,999,441           4,999,441
(R)*Security Capital European Realty........................  United States          362,500           7,250,000
+*Wellsford Real Properties Inc. ...........................  United States        2,404,348          24,794,839
                                                                                                 ---------------
                                                                                                     115,934,438
                                                                                                 ---------------

RECREATION & OTHER CONSUMER GOODS .6%
*Raintree Resorts, wts. ....................................  United States            3,250               3,250
*Gtech Holdings Corp. ......................................  United States        1,118,800          28,669,250
                                                                                                 ---------------
                                                                                                      28,672,500
                                                                                                 ---------------

TELECOMMUNICATIONS 6.1%
BCE Inc. ...................................................      Canada             464,200          17,483,053
*Embratel Participacoes SA..................................      Brazil         398,750,000           3,465,239
*Tele Celular Sul Participacoes SA..........................      Brazil         402,812,000             373,391
*Tele Centro Oeste Celular Participacoes SA.................      Brazil         398,750,000             313,522
Tele Centro Sul Participacoes SA............................      Brazil         422,887,600           2,800,001
*Tele Norte Leste Participacoes SA..........................      Brazil         418,508,900           3,429,123
*Tele Sudeste Celular Participacoes SA......................      Brazil         398,750,000           1,122,077
Telecom Italia SpA..........................................      Italy            4,372,600          37,307,626
Telecom Italia SpA, di Risp.................................      Italy            3,543,300          22,268,351
*Telecommunications Inc. - TCI Ventures Group, A............  United States        1,753,600          41,319,200
*Tele-Communications Inc., A................................  United States        1,492,300          82,542,844
*Telemig Celular Participacoes SA...........................      Brazil         398,750,000             280,519
Telephone & Data Systems Inc. ..............................  United States        1,690,000          75,944,375
*Telesp Celular Participacoes SA............................      Brazil         398,750,000           1,716,118
*Telesp Participacoes SA....................................      Brazil         381,383,300           4,892,565
                                                                                                 ---------------
                                                                                                     295,258,004
                                                                                                 ---------------

TEXTILES & APPAREL .1%
St. John Knits Inc. ........................................  United States          253,800           6,598,800
                                                                                                 ---------------

TRANSPORTATION 3.5%
Airborne Freight Corp. .....................................  United States          735,000          26,505,938
Burlington Northern Santa Fe Corporation....................  United States          375,600          12,676,500
Florida East Coast Industries Inc. .........................  United States        1,201,500          42,277,781
(R)*Golden Ocean Group Ltd., wts. 8/31/01...................  United States            2,565                   0


 44

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL QUALIFIED FUND                                            COUNTRY          SHARES              VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
Railtrack Group Plc. .......................................  United Kingdom       3,299,038     $    86,283,799
Xtra Corp. .................................................  United States           85,800           3,549,975
                                                                                                 ---------------
                                                                                                     171,293,993
                                                                                                 ---------------

UTILITIES ELECTRICAL & GAS .4%
*Citizens Utilities Co., B..................................  United States        2,637,778          21,431,946
VEBA AG.....................................................     Germany               4,500             266,661
                                                                                                 ---------------
                                                                                                      21,698,607
                                                                                                 ---------------
TOTAL COMMON STOCKS (COST $3,379,189,411)...................                                       4,153,529,512
                                                                                                 ---------------

PREFERRED STOCKS 1.3%
Apartment Investment & Management Co., cvt., pfd. ..........  United States          165,741           6,132,417
(R)*CGA Group Ltd., A, pfd. ................................  United States          286,630                   0
(R)*CGA Group Ltd., B, pfd. ................................  United States           28,571                   0
*Embratel Participacoes SA, ADR, pfd. ......................      Brazil             384,000           5,352,000
(R)*Interlake Corp., Series A3, 9.00%, cvt., pfd. ..........  United States            1,050           2,008,197
Sun Financing I, 144A, 7.00%, cvt., pfd. ...................  United States        1,895,000          19,423,750
*Tele Celular Sul Participacoes SA, ADR, pfd. ..............      Brazil              38,400             669,600
*Tele Centro Oeste Celular Participacoes SA, ADR, pfd. .....      Brazil             128,000             376,000
*Tele Centro Sul Participacoes SA, ADR, pfd. ...............      Brazil             167,300           6,995,231
*Tele Norte Leste Participacoes SA, ADR, pfd. ..............      Brazil             654,300           8,137,856
*Tele Sudeste Celular Participacoes SA, ADR, pfd. ..........      Brazil              76,800           1,588,800
*Telemig Celular Participacoes SA, ADR, pfd. ...............      Brazil              19,200             408,000
*Telesp Celular Participacoes SA, ADR, pfd. ................      Brazil             153,600           2,688,000
*Telesp Participacoes SA, ADR, pfd. ........................      Brazil             354,100           7,834,463
(R)*Viasystems Inc., B, pfd. ...............................  United States           52,081             781,221
*Wundies Industries Inc., 11.25%, pfd. .....................  United States           12,168              33,462
                                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $111,138,007)..................                                          62,428,997
                                                                                                 ---------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------

CORPORATE BONDS AND NOTES 2.1%
Abraxas Petroleum Corp., Series D, 11.50%, 11/01/04.........  United States    $   1,000,000             760,000
(R)*CGA Private Trust Company Ltd., FRN, 6/10/99............  United States        1,071,425             160,714
Eurotunnel Finance Ltd:
  Equity Note 12/31/03......................................  United Kingdom       7,945,253GBP        3,833,497
  Participating Loan Note 4/30/40...........................  United Kingdom       3,800,000GBP        2,086,349
Eurotunnel Plc.:
  12/31/12, tier 1..........................................  United Kingdom       4,221,833GBP        5,900,241
  12/31/18, tier 2..........................................  United Kingdom       5,244,507GBP        6,805,949
  12/31/25, tier 3..........................................  United Kingdom       2,617,435GBP        2,895,923
  12/31/50, Resettable Advance R5...........................  United Kingdom       3,100,187GBP        1,908,442
  Stabilization Advance S8 tier 1...........................  United Kingdom         527,500GBP          153,585
  Stabilization Advance S8 tier 2...........................  United Kingdom         325,856GBP           75,900


                                                                              45

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
MUTUAL QUALIFIED FUND                                            COUNTRY         AMOUNT**             VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONT.)
Eurotunnel SA:
  12/31/12 tier 1 (Libor)...................................      France          65,214,348FRF  $     9,806,318
  12/31/12 tier 1 (Pibor)...................................      France           8,858,381FRF        1,332,040
  12/31/18 tier 2 (Libor)...................................      France          92,405,819FRF       12,902,606
  12/31/18 tier 2 (Pibor)...................................      France          17,626,268FRF        2,461,152
  12/31/25 tier 3 (Libor)...................................      France          90,638,109FRF       10,708,738
  12/31/25 tier 3 (Pibor)...................................      France          35,314,018FRF        4,172,291
  12/31/50 Resettable Advance R4............................      France          84,375,586FRF        5,437,544
  Stabilization Advance S6 tier 1 (Pibor)...................      France           2,133,023FRF           66,822
  Stabilization Advance S7 tier 1 (Libor)...................      France           5,161,210FRF          161,686
  Stabilization Advance S6 tier 2...........................      France           4,931,687FRF          123,597
Fine Host Corp., cvt., 144A, 5.00%, 11/01/04................  United States        8,250,000           6,352,500
(R)*Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01..........  United States        6,250,000           1,750,000
Kelly Oil & Gas Co.:
  10.375%, 10/15/06.........................................  United States        3,225,000           2,402,625
  Series D, 10.375%, 10/15/06...............................  United States        2,550,000           1,899,750
MCII Holdings, 0/12.00%, 11/15/02...........................  United States        3,556,000           2,951,480
Pratama Datakom Asia BV:
  Reg S, 12.75%, 7/15/05....................................    Indonesia          1,520,000             376,200
  144A, 12.75%, 7/15/05.....................................    Indonesia          6,855,000           1,696,613
Raintree Resorts Inc., B, 13.00%, 12/01/04..................  United States        3,250,000           1,787,500
Southwest Royalties Inc., B, 10.50%, 10/15/04...............  United States        8,660,000           3,507,300
Specialty Foods Corp., B, 11.25%, 8/15/03...................  United States        8,315,000           4,157,500
TFM SA de CV:
  144A, 10.25%, 6/15/07.....................................      Mexico             350,000             297,500
  144A, zero coupon to 6/15/02, 11.75%, 6/15/09.............      Mexico           4,850,000           2,522,000
Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11...........      Mexico           1,922,141           1,167,701
                                                                                                 ---------------
TOTAL CORPORATE BONDS & NOTES (COST $112,656,914)...........                                         102,622,063
                                                                                                 ---------------

BONDS & NOTES IN REORGANIZATION 1.8%
*Alpargatas SA Industrial y Comercial:
  9.00%, 2/20/99............................................    Argentina            710,000             106,500
  11.75%, 8/18/98...........................................    Argentina            845,000             135,200
  bank claim................................................    Argentina          1,265,000             189,750
*American Pad & Paper Co., bank claim.......................  United States        2,981,800           2,713,438
*Brunos Inc., Bank Claim:
  revolver committment......................................  United States        1,780,000           1,157,000
  tranche A.................................................  United States        3,090,000           2,008,500
  tranche B.................................................  United States        1,950,000           1,267,500
*Caldor Corp., trade claim..................................  United States        7,701,177               9,626
*Crown Leasing, bank claim..................................      Japan        1,018,601,100JPY        1,433,537
*Dictaphone Corporation:
  bank claim................................................  United States        2,387,085           2,088,699
  Tranche B Term Loan.......................................  United States        2,298,000           2,045,220
  Tranche C Term Loan.......................................  United States        1,300,000           1,157,000


 46

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
MUTUAL QUALIFIED FUND                                            COUNTRY         AMOUNT**             VALUE
----------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Dow Corning Corp.:
  bank claim................................................  United States    $   1,801,364     $     2,359,787
  bank debt #1..............................................  United States        2,850,000           3,733,500
  9.30%, 1/27/98............................................  United States        1,835,000           2,403,850
  8.55%, 3/01/01............................................  United States        1,000,000           1,310,000
  9.375%, 2/01/08...........................................  United States          735,000             962,850
  8.15%, 10/15/29...........................................  United States        5,150,000           6,746,500
  swap......................................................  United States        7,437,830           9,743,558
*FPA Medical Management Inc.:
  bank claim................................................  United States        1,290,000             122,550
  term loan.................................................  United States        1,483,100             140,895
*Koninklijke Ned Vlieg Fokker NV, trade claim...............   Netherlands         5,440,000NLG        2,203,016
*Korea National Housing Corporation Loan, bank claim........  United States        8,600,000           7,740,000
Mercury Finance Co., Bank Claim, MTN:
  5.79%, 2/02/97............................................  United States          375,857             338,272
  5.66%, 3/10/97............................................  United States        2,733,507           2,460,156
  6.29%, 12/16/97...........................................  United States        2,956,031           2,660,428
  6.16%, 12/15/98...........................................  United States          343,725             309,352
  9.76%, 2/20/99............................................  United States        2,500,000           1,875,000
  10.86%, 2/20/99...........................................  United States        2,000,000           1,500,000
  7.33%, 6/29/99............................................  United States        1,359,359           1,223,423
  7.42%, 6/29/00............................................  United States        3,518,283           3,166,454
  7.50%, 6/29/01............................................  United States        2,683,299           2,414,969

Mercury Finance Co., Commercial Paper:
  1/31/97...................................................  United States          940,959             846,863
  2/03/97...................................................  United States          836,754             753,078
  2/04/97...................................................  United States           53,633              48,269
  2/06/97...................................................  United States          469,907             422,916
  2/07/97...................................................  United States          337,779             304,001
  2/10/97...................................................  United States          160,118             144,106
  2/11/97...................................................  United States          996,389             896,750
  2/13/97...................................................  United States          136,336             122,703
  2/18/97...................................................  United States          600,375             540,338
  2/19/97...................................................  United States          493,538             444,185
  2/20/97...................................................  United States          102,619              92,357
  2/21/97...................................................  United States          681,170             613,053
  2/24/97...................................................  United States          279,588             251,629
  2/25/97...................................................  United States          342,438             308,194
  2/27/97...................................................  United States           45,643              41,078
  3/07/97...................................................  United States          718,024             646,221
  3/10/97...................................................  United States          182,609             164,348
  3/11/97...................................................  United States           30,069              27,062
  3/14/97...................................................  United States           53,509              48,158
  3/17/97...................................................  United States          619,544             557,589
  3/19/97...................................................  United States        1,169,361           1,052,425
  4/11/97...................................................  United States           26,843              24,159


                                                                              47

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
MUTUAL QUALIFIED FUND                                            COUNTRY         AMOUNT**             VALUE
----------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
  4/14/97...................................................  United States    $     190,295     $       171,265
  4/15/97...................................................  United States           36,900              33,210
  4/18/97...................................................  United States           95,417              85,875
  4/22/97...................................................  United States           54,520              49,068
  4/24/97...................................................  United States           81,778              73,601
  6/29/98...................................................  United States          188,769             169,892
  4/05/01...................................................  United States          204,868             184,381
*Nippon Credit Bank Ltd., bank claim........................      Japan          518,204,809JPY          734,045
*Nippon Total Finance, bank claim...........................      Japan          492,298,091JPY          259,622
*Ritvik Holdings:
  bank claim................................................  United States        1,489,000           1,191,200
  bank claim, term loan B...................................  United States          595,000             476,000
*Southeast Banking Corp.:
  zero coupon, 12/16/96.....................................  United States        2,000,000             920,000
  4.75%, 10/15/97...........................................  United States        2,200,000           1,496,000
  zero coupon, 11/10/97.....................................  United States          750,000             345,000
  10.50%, 4/11/01...........................................  United States        3,875,000           1,860,000
*Ventas Inc., bank claim, tranche D.........................  United States        2,695,000           2,560,250
                                                                                                 ---------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $85,324,572)....                                          86,685,421
                                                                                                 ---------------
                                                                                  SHARES
                                                                                   -----

COMPANIES IN LIQUIDATION .1%
*City Investing Co. ........................................  United States        1,579,485           2,023,715
(R)*Kendall International Inc., Residual Ownership
  Certif. ..................................................  United States              444               5,328
*Mcorp Financial Trust, claim units.........................  United States           27,617              33,761
*Mcorp Trust Units..........................................  United States           27,611                 276
*Ranger Industries Inc. ....................................  United States           24,483               9,793
                                                                                                 ---------------
TOTAL COMPANIES IN LIQUIDATION (COST $107,466)..............                                           2,072,873
                                                                                                 ---------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------

SHORT TERM INVESTMENTS 7.8%
Fannie Mae, 5.35% to 5.88%, with maturities to 11/03/99.....                  $ 287,986,000         281,657,294
Federal Home Loan Bank, 5.00% to 5.605%, with maturities to
  4/12/01...................................................                     98,000,000          97,637,575
                                                                                                ---------------
TOTAL SHORT TERM INVESTMENTS (COST $379,351,177)............                                        379,294,869
                                                                                                ---------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $4,067,767,547)...........................................                                      4,786,633,735
                                                                                                ---------------

 48

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
MUTUAL QUALIFIED FUND                                            COUNTRY         AMOUNT**             VALUE
----------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENT (COST $1,800,000)
Bank of New York, 4.25%, 1/04/99, (Maturity Value
  $1,800,850)
  Collateralized by U.S. Treasury Notes and Bonds...........  United States    $   1,800,000     $     1,800,000
                                                                                                 ---------------
TOTAL INVESTMENTS (COST $4,069,567,547) 99.0%...............                                       4,788,433,735
OPTIONS WRITTEN.............................................                                              (9,375)
SECURITIES SOLD SHORT (4.1%)................................                                        (195,841,330)
NET EQUITY IN FORWARD CONTRACTS.............................                                          (1,537,212)
OTHER ASSETS, LESS LIABILITIES 5.1%.........................                                         244,225,155
                                                                                                 ---------------
TOTAL NET ASSETS 100.0%.....................................                                     $ 4,835,270,973
                                                                                                 ===============


                              OPTIONS WRITTEN
                           ISSUER                                COUNTRY         CONTRACTS            VALUE
----------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., January/90/Call........................ United States              138     $         1,725
Bankers Trust Corp., January/85/Call........................ United States               36               4,950
Bankers Trust Corp., January/85/Put......................... United States               36               2,700
                                                                                                ---------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $49,246)...........                                    $         9,375
                                                                                                ===============



                   SECURITIES SOLD SHORT
ISSUER
                                                                 COUNTRY              SHARES               VALUE
----------------------------------------------------------------------------------------------------------------
American International Group Inc. ..........................  United States          218,400     $    21,102,900
Apartment Investment & Management Co. ......................  United States          140,600           5,228,562
AT&T Corp. .................................................  United States        1,157,600          87,109,400
*DST Systems Inc. ..........................................  United States           60,000           3,423,750
McKesson Corp. .............................................  United States           90,650           7,167,016
Newell Co. .................................................  United States          123,800           5,106,750
Northern Telecom, Ltd. .....................................      Canada             185,680           9,259,823
*Sun Healthcare Group Inc. .................................  United States          262,700           1,723,968
Suntrust Banks Inc. ........................................  United States          463,700          35,473,050
Telecom Italia Mobile SpA...................................      Italy            2,161,900          15,999,148
*Tele-Communications Inc., Liberty Media Group, A...........  United States           92,200           4,246,963
                                                                                                 ---------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $168,918,800).........                                     $   195,841,330
                                                                                                 ===============


                                                                              49

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL QUALIFIED FUND
                 CONTRACTS FOR DIFFERENCES
ISSUER
                                                                                               VALUE AT   UNREALIZED
                                                                 COUNTRY           SHARES      12/31/98         LOSS
--------------------------------------------------------------------------------------------------------------------
British Petroleum Co. Plc., cfd 4.47 .......................  United Kingdom       45,500   $   679,794   $ (75,610)

Rentokil Initial Plc., cfd 4.42.............................  United Kingdom    1,507,963    11,315,054    (225,799)
                                                                                            -----------   ---------
TOTAL CONTRACTS FOR DIFFERENCES.............................                                $11,994,848   $(301,409)
                                                                                            ===========   =========



CURRENCY ABBREVIATIONS:

GBP -- British Pound
FRF -- French Franc
JPY -- Japanese Yen
NLG -- Dutch Guilder

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(a) At December 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
(R)Restricted securities (see note 6).
+Affiliated issuers (see note 7).


                       See Notes to Financial Statements.
 50

PAGE
MUTUAL BEACON FUND


Your Fund's Goal: Mutual Beacon Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.

Since we were named portfolio managers for this fund, we have somewhat reduced the number of positions and focused on owning meaningful stakes in the companies in which we have the greatest conviction. At the beginning of the year, Mutual Beacon Fund held over 300 different names in the portfolio. As of year end, the fund was holding about 210 different names. We are all proponents of a broadly diversified portfolio to reduce volatility for the fund holder, but we believe the result of our efforts is a more focused portfolio going forward.

Applying our long-standing value approach, we continue to invest in three areas:
(1) cheap stocks based on asset values, (2) arbitrage and (3) bankruptcy situations. Our value approach has been as out of favor over the past 3 years as it was in favor in the early to mid '90's. Our goal has always been solid compounding at a low risk-adjusted rate. We do not waver from that goal and will always hunt for bargains rather than the latest trend.

Sincerely,


/s/ Larry Sondike                   /s/ David J. Winters
Larry Sondike                       David Winters


FUND CATEGORY

[PYRAMID]


[This chart shows in pie format the U.S. exposure of Mutual Beacon Fund, based on total net assets as of 12/31/98.]

U.S. EXPOSURE
MUTUAL BEACON FUND
BASED ON TOTAL NET ASSETS
12/31/98

[PIECHART]

United States        66.3%
Other Countries      33.7%




TOP 5 HOLDINGS
MUTUAL BEACON FUND
12/31/98

This chart lists the tope 5 holdings, including industry and country, of Mutual Beacon Fund, based on total net assets as of 12/31/98.


COMPANY,                                              % OF TOTAL
INDUSTRY, COUNTRY                                     NET ASSETS
-----------------                                     ----------
Chase Manhattan Corp.,
Banking, U.S.                                           2.8%

Investor AB, A & B,
Multi-Industry, Sweden                                  2.7%

Suez Lyonnaise des Eaux SA,
Business & Public Services,
France                                                  2.3%

General Motors Corp.,
Automobiles, U.S.                                       2.3%

Railtrack Group Plc.,
Transportation, United Kingdom                          1.9%

                                                                     51

PAGE
MUTUAL BEACON FUND


CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the fund's prospectus.

CLASS I:

Subject to the maximum 5.75% initial sales charge.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

For all share classes, Franklin Mutual Advisers has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for a three-year period beginning November 1, 1996.

PERFORMANCE SUMMARY AS OF 12/31/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (1/1/98 - 12/31/98)

CLASS Z                             CHANGE              12/31/98     12/31/97
-------                             ------              --------     --------
Net Asset Value                     -$1.00               $13.12       $14.12

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.4500
Long-term capital gain              $0.8200
Short-term capital gain             $0.0500

      TOTAL                         $1.3200


CLASS I                             CHANGE              12/31/98     12/31/97
-------                             ------              --------     --------
Net Asset Value                     -$1.00               $13.09       $14.09

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.4013
Long-term capital gain              $0.8200
Short-term capital gain             $0.0500
      TOTAL                         $1.2713


CLASS II                            CHANGE              12/31/98     12/31/97
--------                            ------              --------     --------
Net Asset Value                     -$1.00               $13.04       $14.04

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.3153
Long-term capital gain              $0.8200
Short-term capital gain             $0.0500

      TOTAL                         $1.1853


Mutual Beacon Fund paid distributions derived from long-term capital gains of
82.0 cents ($0.8200) per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).


Past performance is not predictive of future results.


52

PAGE
PERFORMANCE

CLASS Z                                  1-YEAR        5-YEAR        10-YEAR
-------                                  ------        ------        -------
Cumulative Total Return(1)                 2.37%       102.93%        288.96%
Average Annual Total Return(2)             2.37%        15.20%         14.55%
Value of $10,000 Investment(3)          $10,237       $20,293        $38,896


                            12/31/95      12/31/96      12/31/97      12/31/98
                            --------      --------      --------      --------
One-Year
Total Return(4)              25.89%        21.19%        23.03%         2.37%


                                                                       SINCE
                                                                     INCEPTION
CLASS I                                              1-YEAR          (11/1/96)
-------                                              ------          ---------
Cumulative Total Return(1)                             2.02%           33.14%
Average Annual Total Return(2)                        -3.85%           11.06%
Value of $10,000 Investment(3)                       $9,615          $12,548


                                                                      SINCE
                                                                     INCEPTION
CLASS II                                            1-YEAR           (11/1/96)
--------                                            ------           ---------
Cumulative Total Return(1)                            1.40%            31.31%
Average Annual Total Return(2)                       -0.59%            12.89%
Value of $10,000 Investment(3)                      $9,941           $13,000


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              53

PAGE
MUTUAL BEACON FUND


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


[The following line graph compares the performance of Mutual Qualified Fund's Class Z shares to that of the Standard & Poors 500 Stock Index and the Lipper Growth & Income Fund's Average, based on a $10,000 investment from 1/1/89 to 12/31/98.]

CLASS Z (1/1/89 - 12/31/98)
[GRAPH]



       Date        Mutual Qualified     S&P 500*       Lipper Gr. &
                       - Class Z                      Inc. Average**
-----------------------------------------------------------------------
      1/1/89            $10,000          $10,000          $10,000
     12/31/89           $11,444          $13,169          $12,323
     12/31/90           $10,286          $12,761          $11,770
     12/31/91           $12,460          $16,649          $15,169
     12/31/92           $15,288          $17,918          $16,475
     12/31/93           $18,759          $19,724          $18,378
     12/31/94           $19,833          $19,984          $18,205
     12/31/95           $25,109          $27,494          $23,816
     12/31/96           $30,429          $33,807          $28,765
     12/31/97           $38,010          $45,085          $36,528
     12/31/98           $38,201          $57,970          $42,230



AVERAGE ANNUAL TOTAL RETURN
12/31/98

[This chart lists the average annual total return of Mutual Beacon Fund - Class Z for the period ended 12/31/98.]


CLASS Z
-------
1-Year                                                                     2.37%
10-Year           14.55%



CLASS I (11/1/96 - 12/31/98)

[GRAPH]
AVERAGE ANNUAL TOTAL RETURN
12/31/98

CLASS I
-------
1-Year                                                                    -3.85%

Since Inception                                                           11.06%


Past performance is not predictive of future results.


54

PAGE
Class II (11/1/96 - 12/31/98)

[GRAPH]


AVERAGE ANNUAL TOTAL RETURN
12/31/98

CLASS II
--------
1-Year                                                                    -0.59%

Since Inception                                                           12.89%


*Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

**Lipper Growth and Income Fund average consists of 148 funds as of 12/31/98. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper average may have been different.

Past performance is not predictive of future results.


                                                                              55

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights

MUTUAL BEACON FUND

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $14.12        $12.98        $11.98        $10.34        $10.36
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .33           .31           .40           .29           .15
 Net realized and unrealized gains (losses).........          (.01)         2.63          2.08          2.36           .43
                                                        ------------------------------------------------------------------
Total from investment operations....................           .32          2.94          2.48          2.65           .58
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.45)         (.54)         (.35)         (.28)         (.15)
 Net realized gains.................................          (.87)        (1.26)        (1.13)         (.73)         (.45)
                                                        ------------------------------------------------------------------
Total distributions.................................         (1.32)        (1.80)        (1.48)        (1.01)         (.60)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $13.12        $14.12        $12.98        $11.98        $10.34
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------
Total Return........................................         2.37%        23.03%        21.19%        25.89%         5.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $4,030,517    $5,678,822    $4,920,388    $3,573,297    $2,060,453
Ratios to average net assets:
 Expenses...........................................          .76%          .74%          .73%          .72%          .75%
 Expenses, excluding waiver and payments by
  affiliate.........................................          .79%          .77%          .75%          .72%          .75%
 Net investment income..............................         2.28%         1.92%         3.21%         2.89%         1.96%
Portfolio turnover rate.............................        65.27%        54.72%        66.87%        73.18%        70.63%

+Per share amounts for all periods prior to December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
 56

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL BEACON FUND (CONT.)

                                                                               CLASS I
                                                                -------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
                                                                1998+++        1997+++         1996+
                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $14.09         $12.98        $13.21
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................         .27            .23           .16
 Net realized and unrealized gains..........................          --           2.65           .69
                                                                -------------------------------------
Total from investment operations............................         .27           2.88           .85
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................        (.40)          (.51)         (.33)
 Net realized gains.........................................        (.87)         (1.26)         (.75)
                                                                -------------------------------------
Total distributions.........................................       (1.27)         (1.77)        (1.08)
                                                                -------------------------------------
Net asset value, end of year................................      $13.09         $14.09        $12.98
                                                                -------------------------------------
                                                                -------------------------------------
Total Return*...............................................       2.02%         22.52%         6.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $947,444       $753,519       $52,070
Ratios to average net assets:
 Expenses...................................................       1.11%          1.09%         1.03%**
 Expenses, excluding waiver and payments by affiliate.......       1.14%          1.12%         1.13%**
 Net investment income......................................       1.89%          1.58%         1.33%**
Portfolio turnover rate.....................................      65.27%         54.72%        66.87%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                                                                              57

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL BEACON FUND (CONT.)

                                                                              CLASS II
                                                                -------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
                                                                1998+++        1997+++         1996+
                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $14.04         $12.98        $13.21
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................         .18            .14           .13
 Net realized and unrealized gains..........................         .01           2.63           .71
                                                                -------------------------------------
Total from investment operations............................         .19           2.77           .84
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................        (.32)          (.45)         (.32)
 Net realized gains.........................................        (.87)         (1.26)         (.75)
                                                                -------------------------------------
Total distributions.........................................       (1.19)         (1.71)        (1.07)
                                                                -------------------------------------
Net asset value, end of year................................      $13.04         $14.04        $12.98
                                                                -------------------------------------
                                                                -------------------------------------
Total Return*...............................................       1.40%         21.65%         6.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $500,404       $362,425       $16,263
Ratios to average net assets:
 Expenses...................................................       1.76%          1.74%         1.75%**
 Expenses, excluding waiver and payments by affiliate.......       1.79%          1.77%         1.85%**
 Net investment income......................................       1.24%           .92%          .84%**
Portfolio turnover rate.....................................      65.27%         54.72%        66.87%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 58

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                     MUTUAL BEACON FUND                          COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 84.3%
AEROSPACE & MILITARY TECHNOLOGY 1.4%
*Coltec Industries Inc. ....................................   United States        1,253,600     $   24,445,200

*General Motors Corp., H....................................   United States          331,300         13,148,469

*Hexcel Corp. ..............................................   United States          991,880          8,306,995

Lockheed Martin Corp. ......................................   United States          136,100         11,534,475

Northrop Grumman Corp. .....................................   United States          246,900         18,054,563
                                                                                                  --------------
                                                                                                      75,489,702
                                                                                                  --------------

AUTOMOBILES 2.9%
Borg-Warner Automotive Inc. ................................   United States          404,000         22,548,250

General Motors Corp. .......................................   United States        1,733,300        124,039,281

*Hayes Lemmerz International Inc. ..........................   United States          288,520          8,709,698

Volvo AB, B.................................................       Sweden              91,400          2,097,313
                                                                                                  --------------
                                                                                                     157,394,542
                                                                                                  --------------

BANKING 5.8%
Bank One Corp. .............................................   United States        1,968,154        100,498,864

Bankamerica Corp. ..........................................   United States          325,508         19,571,168

Chase Manhattan Corp. ......................................   United States        2,224,680        151,417,282

Crestar Financial Corp. ....................................   United States           98,600          7,099,200

First Union Corp. ..........................................   United States          532,404         32,376,818

Kapital Holding.............................................      Denmark              88,883          4,399,111
                                                                                                  --------------
                                                                                                     315,362,443
                                                                                                  --------------

BEVERAGES & TOBACCO 6.0%
Brown-Forman Corp., A.......................................   United States          125,200          8,732,700

Brown-Forman Corp., B.......................................   United States          281,300         21,290,894

Farmer Brothers Co. ........................................   United States           93,286         19,963,204

Heineken Holding NV, A......................................    Netherlands           430,282         20,634,827

Kita Kyushu Coca-Cola Bottling Co. Ltd. ....................       Japan              525,300         16,485,479

Mikuni Coca-Cola Bottling Co. ..............................       Japan              507,400         10,863,218

Molson Co. Ltd., A..........................................       Canada           1,882,375         26,961,100

Molson Co. Ltd., B..........................................       Canada              22,700            325,130

Philip Morris Cos. Inc. ....................................   United States        1,569,700         83,978,950

RJR Nabisco Holdings Corp. .................................   United States        2,919,685         86,678,148

Shikoku Coca-Cola Bottling Co. Ltd. ........................       Japan                8,600            105,137

UST Inc. ...................................................   United States          977,100         34,076,363
                                                                                                  --------------
                                                                                                     330,095,150
                                                                                                  --------------

BROADCASTING & PUBLISHING 6.9%
*Chris Craft Industries Inc. ...............................   United States          237,283         11,434,075

Daily Mail & General Trust Plc. ............................   United Kingdom          19,000            764,204

Daily Mail & General Trust Plc., A..........................   United Kingdom         371,200         17,527,088

Dow Jones & Co. Inc. .......................................   United States        1,034,500         49,785,312

Houghton Mifflin Co. .......................................   United States          123,300          5,825,925

*MediaOne Group Inc. .......................................   United States        2,039,000         95,833,000

*Modern Times Group AB, A...................................       Sweden             287,550          4,221,477


                                                                              59

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL BEACON FUND                          COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
*Modern Times Group AB, B...................................      Sweden           1,919,052     $   28,410,057

NV Holdingsmij de Telegraaf.................................   Netherlands         2,208,400         59,425,694

+R H Donnelly Corp. ........................................  United States        1,914,772         27,883,867

Scripps Co., A..............................................  United States          913,900         45,466,525

Washington Post Co., B......................................  United States           59,500         34,387,281
                                                                                                 --------------
                                                                                                    380,964,505
                                                                                                 --------------

BUILDING MATERIALS & COMPONENTS .7%
*American Standard Cos. Inc. ...............................  United States          884,600         31,845,600

Puerto Rican Cement Co. Inc. ...............................  United States          248,400          8,678,475
                                                                                                 --------------
                                                                                                     40,524,075
                                                                                                 --------------

BUSINESS & PUBLIC SERVICES 3.0%
*Healthsouth Corp. .........................................  United States        2,244,300         34,646,381

Ratin AS, B.................................................     Denmark              16,075          3,409,734

Suez Lyonnaise des Eaux SA..................................      France             619,000        127,208,478
                                                                                                 --------------
                                                                                                    165,264,593
                                                                                                 --------------

CHEMICALS 1.5%
Morton International Inc. ..................................  United States        1,633,200         40,013,400

Olin Corp. .................................................  United States        1,393,000         39,439,313
                                                                                                 --------------
                                                                                                     79,452,713
                                                                                                 --------------

ELECTRICAL & ELECTRONICS 1.5%
Philips Electronics NV......................................   Netherlands           191,700         12,870,571

Philips Electronics NV, fgn. ...............................   Netherlands           601,000         40,680,188

*Wang Laboratories Inc., A..................................  United States        1,104,000         30,636,000
                                                                                                 --------------
                                                                                                     84,186,759
                                                                                                 --------------

ELECTRONIC COMPONENTS & INSTRUMENTS .6%
*Amphenol Corp., A..........................................  United States          652,366         19,693,299

+Spectra Physics AB, A......................................      Sweden           1,130,000         13,313,307
                                                                                                 --------------
                                                                                                     33,006,606
                                                                                                 --------------

ENERGY EQUIPMENT & SERVICES 1.3%
Baker Hughes Inc. ..........................................  United States        1,012,300         17,905,056

*Cooper Cameron Corp. ......................................  United States        1,046,300         25,634,350

+*Gulfmark Offshore Inc. ...................................  United States          642,074         10,112,665

*Weatherford International Inc. ............................  United States          981,621         19,018,907
                                                                                                 --------------
                                                                                                     72,670,978
                                                                                                 --------------

ENERGY SOURCES 2.5%
Amoco Corp. ................................................  United States          187,200         11,302,200

Apco Argentina Inc. ........................................  United States           57,179          1,129,285

*Conoco Inc., A.............................................  United States          425,000          8,871,875

Imperial Oil Ltd. ..........................................      Canada              22,500            359,619


 60

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL BEACON FUND                          COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES (CONT.)
*Ocean Energy Inc. .........................................  United States        1,513,780     $    9,555,736

Royal Dutch Petroleum Co. ..................................   Netherlands           124,800          5,974,800

Shell Transport & Trading Co. Plc. .........................  United Kingdom       2,059,500         12,609,533

*Smith International Inc. ..................................  United States          273,700          6,893,819

Societe Elf Aquitaine SA, Br. ..............................      France             465,000         53,773,585

USEC Inc. ..................................................  United States        1,999,100         27,737,513
                                                                                                 --------------
                                                                                                    138,207,965
                                                                                                 --------------

FINANCIAL SERVICES 9.2%
Bankers Trust Corp. ........................................  United States          110,600          9,449,387

Bear Stearns Co. Inc. ......................................  United States        1,086,400         40,604,200

CIT Group Inc., A...........................................  United States          883,500         28,106,344

Commercial Federal Corp. ...................................  United States        1,209,640         28,048,527

Electra Investment Trust Plc. ..............................  United Kingdom       3,263,300         29,725,593

Finova Group Inc. ..........................................  United States          294,000         15,857,625

Greenpoint Financial Corp. .................................  United States          741,600         26,048,700

Household International Inc. ...............................  United States        1,481,481         58,703,685

(R)Laser Mortgage Management Inc. ..........................  United States          255,000          1,386,563

Lehman Brothers Holdings Inc. ..............................  United States        1,054,400         46,459,500

Liberty Financial Companies Inc. ...........................  United States        1,362,511         36,787,797

Morgan Stanley Dean Witter & Co. ...........................  United States        1,017,300         72,228,300

Sunamerica Inc. ............................................  United States          292,800         23,753,400

Takefuji Corp. .............................................      Japan               99,500          7,277,261

United Asset Management Corp. ..............................  United States        3,105,000         80,730,000
                                                                                                 --------------
                                                                                                    505,166,882
                                                                                                 --------------

FOOD & HOUSEHOLD PRODUCTS 1.8%
*Rubbermaid Inc.............................................  United States          177,600          5,583,300

Seaboard Corp. .............................................  United States            5,350          2,257,700

(R)Sunbeam Corp. ...........................................  United States        1,480,670          9,328,221

U.S. Industries Inc. .......................................  United States        1,920,700         35,773,038

Van Melle NV................................................   Netherlands           282,037         19,086,001

Weetabix Ltd., A............................................  United Kingdom         430,725         27,231,595
                                                                                                 --------------
                                                                                                     99,259,855
                                                                                                 --------------

FOREST PRODUCTS & PAPER .7%
Bowater Inc. ...............................................  United States          120,200          4,980,787

Greif Brothers Corp., A.....................................  United States            7,710            225,036

Rayonier Inc. ..............................................  United States          429,300         19,720,969

St. Joe Co. ................................................  United States          490,798         11,503,078
                                                                                                 --------------
                                                                                                     36,429,870
                                                                                                 --------------

HEALTH & PERSONAL CARE 2.8%
*Beverly Enterprises Inc. ..................................  United States        2,298,500         15,514,875

*Foundation Health Systems, A...............................  United States        1,866,840         22,285,402

*Pacificare Health Systems Inc., A..........................  United States          391,290         28,466,348


                                                                              61

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL BEACON FUND                          COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HEALTH & PERSONAL CARE (CONT.)
*Pacificare Health Systems Inc., B..........................  United States           18,882     $    1,501,119

*Quorum Health Group Inc. ..................................  United States        2,509,000         32,460,188

*Tenet Healthcare Corp. ....................................  United States          769,000         20,186,250

*Ventas Inc. ...............................................  United States        2,481,600         30,244,500
                                                                                                 --------------
                                                                                                    150,658,682
                                                                                                 --------------

INDUSTRIAL COMPONENTS 3.5%
BTR Plc. ...................................................  United Kingdom       9,562,600         19,569,084

Charter Plc. ...............................................  United Kingdom       1,250,900          6,784,683

Gencorp Inc. ...............................................  United States          806,100         20,102,119

(R)*Lancer Industries Inc., B...............................  United States                1          1,145,967

*Lear Corp. ................................................  United States        1,292,100         49,745,850

Lucas Varity Plc. ..........................................  United Kingdom       4,770,000         15,713,501

Lucas Varity Plc., ADR......................................  United Kingdom       1,329,944         44,553,124

*Owens-Illinois Inc. .......................................  United States        1,063,500         32,569,688
                                                                                                 --------------
                                                                                                    190,184,016
                                                                                                 --------------

INSURANCE 3.9%
*Alleghany Corp. ...........................................  United States          111,169         20,885,876

Allmerica Financial Corp. ..................................  United States           38,300          2,216,612

AON Corp. ..................................................  United States          202,650         11,221,744

Argonaut Group Inc. ........................................  United States           22,300            546,350

Assurances Generales de France AGF..........................      France             579,781         34,644,463

Fund American Enterprises Holdings Inc. ....................  United States          265,111         37,132,109

Hartford Financial Services Group Inc. .....................  United States          451,800         24,792,525

Kansas City Life Insurance Co. .............................  United States            4,050            331,088

*Leucadia National Corp. ...................................  United States        1,067,300         33,619,950

Provident Companies Inc. ...................................  United States          106,500          4,419,750

Sampo Insurance Co. Plc., A.................................     Finland             550,950         21,000,385

Torchmark Corp. ............................................  United States          648,100         22,886,031
                                                                                                 --------------
                                                                                                    213,696,883
                                                                                                 --------------

LEISURE & TOURISM 1.5%
Hilton Hotels Corp. ........................................  United States        2,664,900         50,966,213

*Promus Hotel Corp. ........................................  United States          974,200         31,539,725
                                                                                                 --------------
                                                                                                     82,505,938
                                                                                                 --------------

MACHINERY & ENGINEERING .6%
Bucher Holding AG, Br. .....................................   Switzerland             7,373          5,904,842

New Holland NV..............................................   Netherlands           753,800         10,317,638

Siebe Plc. .................................................  United Kingdom       4,812,247         18,895,105
                                                                                                 --------------
                                                                                                     35,117,585
                                                                                                 --------------

MERCHANDISING 2.6%
*Federated Department Stores Inc............................  United States          394,800         17,198,475

FKI Plc. ...................................................  United Kingdom      12,412,000         27,774,960


 62

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL BEACON FUND                          COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING (CONT.)
*Homeland Holdings Corp. ...................................  United States           59,798     $      143,889

*Neiman-Marcus Group Inc. ..................................  United States          954,700         23,807,831

*Payless Shoesource Inc. ...................................  United States          873,000         41,358,375

*Toys R Us Inc. ............................................  United States        1,945,885         32,836,809
                                                                                                 --------------
                                                                                                    143,120,339
                                                                                                 --------------

METALS & MINING .3%
Allegheny Teledyne Inc. ....................................  United States          754,460         15,419,276

Central Steel & Wire Co. ...................................  United States              959            748,979
                                                                                                 --------------
                                                                                                     16,168,255
                                                                                                 --------------

MULTI-INDUSTRY 9.2%
Aker RGI ASA, A.............................................      Norway           2,218,979         23,299,425

*Berkshire-Hathaway Inc., A.................................  United States              628         43,960,000

Cie Financiere Richemont AG, Br., A.........................   Switzerland            34,491         48,767,035

Custos AB, A................................................      Sweden           1,000,000         19,738,952

Edperbrascan Corp., A.......................................      Canada           1,477,600         20,490,156

Financiere Et Industrielle Gaz Et Eaux SA...................      France             135,687          7,214,034

Forvaltnings AB Ratos, B....................................      Sweden           4,916,160         34,570,446

Gendis Inc., A..............................................      Canada             303,200            947,500

Investor AB, A..............................................      Sweden           1,077,000         47,965,284

Investor AB, B..............................................      Sweden           2,258,000        101,955,143

Kansas City Southern Industries Inc. .......................  United States          475,100         23,368,981

Kinnevik AB, A..............................................      Sweden             287,550          6,456,377

Kinnevik AB, B..............................................      Sweden           1,854,552         43,470,710

Lagardere SCA...............................................      France           1,185,598         50,406,274

Ste Eurafrance..............................................      France              47,059         31,169,364
                                                                                                 --------------
                                                                                                    503,779,681
                                                                                                 --------------

REAL ESTATE 2.3%
*Alexander's Inc. ..........................................  United States           46,300          3,620,081

*Al-Zar Ltd. LP.............................................  United States               12              2,400

*Cadillac Fairview Corp. ...................................      Canada              91,500          1,682,861

*Cadillac Fairview Corp., fgn...............................      Canada             737,672         13,785,246

*Cadillac Fairview Corp., wts...............................      Canada             112,599            703,744

E & J Properties Ltd. ......................................  United States           15,000                750

Gould Investors LP..........................................  United States           14,600          1,460,000

(R)+*MB Metropolis LLC......................................  United States        3,043,906          3,759,224

*MBO Properties Inc. .......................................  United States          205,135          1,564,154

(R)+*MSCW Investors III, LLC................................  United Kingdom      28,372,000         57,683,361

+Resurgence Properties Inc. ................................  United States          591,900             26,636

(R)+Resurgence Properties Inc., Restricted..................  United States          900,000             40,500

(R)*Security Capital European Realty........................  United States          416,875          8,337,500


                                                                              63

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL BEACON FUND                          COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Starwood Hotels & Resorts Trust.............................  United States          689,200     $   15,636,225

+*Wellsford Real Properties Inc. ...........................  United States        1,583,221         16,326,967
                                                                                                 --------------
                                                                                                    124,629,649
                                                                                                 --------------

RECREATION & OTHER CONSUMER GOODS .4%
Raintree Resorts, wts. .....................................  United States            3,750              3,750

*Gtech Holdings Corp. ......................................  United States          789,300         20,225,812
                                                                                                 --------------
                                                                                                     20,229,562
                                                                                                 --------------

TELECOMMUNICATIONS 6.1%
BCE Inc. ...................................................      Canada             561,950         21,164,588

*Embratel Participacoes SA..................................      Brazil         461,300,000          4,008,814

*Tele Celular Sul Participacoes SA..........................      Brazil         465,898,000            431,869

*Tele Centro Oeste Celular Participacoes SA.................      Brazil         461,300,000            362,702

*Tele Centro Sul Participacoes SA...........................      Brazil         489,225,100          3,239,231

*Tele Norte Leste Participacoes SA..........................      Brazil         483,666,000          3,962,999

*Tele Sudeste Celular Participacoes SA......................      Brazil         461,300,000          1,298,092

Telecom Italia SpA..........................................      Italy            4,783,300         40,811,775

Telecom Italia SpA, di Risp.................................      Italy            4,020,700         25,268,636

*Telecommunications Inc. - TCI Ventures Group, A............  United States        1,964,900         46,297,956

*Tele-Communications Inc., A................................  United States        1,708,500         94,501,406

*Telemig Celular Participacoes SA...........................      Brazil         461,300,000            324,523

Telephone & Data Systems Inc. ..............................  United States        1,930,000         86,729,375

*Telesp Celular Participacoes SA............................      Brazil         461,300,000          1,985,318

*Telesp Participacoes SA....................................      Brazil         440,460,000          5,650,428
                                                                                                 --------------
                                                                                                    336,037,712
                                                                                                 --------------

TEXTILES & APPAREL .9%
*Burlington Industries Inc. ................................  United States        1,821,600         20,037,600

*Nautica Enterprises Inc. ..................................  United States        1,503,300         22,549,500

St. John Knits Inc. ........................................  United States          287,100          7,464,600
                                                                                                 --------------
                                                                                                     50,051,700
                                                                                                 --------------

TRANSPORTATION 4.0%
+ASG AB, B..................................................      Sweden           1,466,689         27,774,774

Burlington Northern Santa Fe Corp. .........................  United States          861,900         29,089,125

Florida East Coast Industries Inc. .........................  United States        1,339,100         47,119,581

(R)*Golden Ocean Group Ltd., wts., 8/31/01..................  United States            3,010                  0

*Old Dominion Freight Line Inc. ............................  United States          403,900          4,594,363

Railtrack Group Plc. .......................................  United Kingdom       3,882,942        101,555,359

Xtra Corp. .................................................  United States          206,000          8,523,250
                                                                                                 --------------
                                                                                                    218,656,452
                                                                                                 --------------


 64

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                     MUTUAL BEACON FUND                          COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS .4%
*Citizens Utilities Co., B..................................  United States        2,794,782     $   22,707,604

VEBA AG.....................................................     Germany               5,200            308,141
                                                                                                 --------------
                                                                                                     23,015,745
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $3,813,928,817)...................                                      4,621,328,837
                                                                                                 --------------
PREFERRED STOCKS .8%
*Embratel Participacoes SA, ADR, pfd. ......................      Brazil             470,000          6,550,625

(R)*Interlake Corp., Series A3, 9.00%, cvt., pfd. ..........  United States              400            765,027

*Tele Celular Sul Participacoes SA, ADR, pfd. ..............      Brazil              47,000            819,563

*Tele Centro Oeste Celular Participacoes SA, ADR, pfd. .....      Brazil             156,666            460,206

*Tele Centro Sul Participacoes SA, ADR, pfd. ...............      Brazil             201,500          8,425,219

*Tele Norte Leste Participacoes SA, ADR, pfd. ..............      Brazil             800,400          9,954,975

*Tele Sudeste Celular Participacoes SA, ADR, pfd. ..........      Brazil              94,000          1,944,625

*Telemig Celular Participacoes SA, ADR, pfd. ...............      Brazil              23,500            499,375

*Telesp Celular Participacoes SA, ADR, pfd. ................      Brazil             188,000          3,290,000

*Telesp Participacoes SA, ADR, pfd. ........................      Brazil             433,400          9,588,975

(R)*Viasystems Inc., B, pfd. ...............................  United States           42,143            632,139
                                                                                                 --------------
TOTAL PREFERRED STOCKS (COST $57,967,058)...................                                         42,930,729
                                                                                                 --------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                  -------
CORPORATE BONDS AND NOTES 1.7%
Abraxas Petroleum Corp., Series D, 11.50%, 11/01/04.........  United States    $   1,100,000            836,000

Eurotunnel Finance Ltd:
  Equity Note 12/31/03......................................  United Kingdom       6,927,387GBP       3,342,388

  Participating Loan Note 4/30/40...........................  United Kingdom       3,200,000GBP       1,756,925

Eurotunnel Plc.:
  12/31/12 tier 1...........................................  United Kingdom       6,655,315GBP       9,301,164

  12/31/18 tier 2...........................................  United Kingdom       7,705,620GBP       9,999,806

  12/31/25 tier 3...........................................  United Kingdom       3,996,940GBP       4,422,203

  12/31/50 Resettable Advance R5............................  United Kingdom       4,999,646GBP       3,077,729

  Stabilization Advance S8 tier 1...........................  United Kingdom         856,619GBP         249,411

  Stabilization Advance S8 tier 2...........................  United Kingdom         529,763GBP         123,395

Eurotunnel SA:
  12/31/12 tier 1 (Libor)...................................      France          34,813,519FRF       5,234,928

  12/31/12 tier 1 (Pibor)...................................      France             803,226FRF         120,782

  12/31/18 tier 2 (Libor)...................................      France          60,243,888FRF       8,411,842

  12/31/18 tier 2 (Pibor)...................................      France           7,112,856FRF         993,167

  12/31/25 tier 3 (Libor)...................................      France          50,039,598FRF       5,912,093

  12/31/25 tier 3 (Pibor)...................................      France          10,180,217FRF       1,202,775

  12/31/50 Resettable Advance R4............................      France          40,764,557FRF       2,627,052

  Stabilization Advance S6 tier 1 (Pibor)...................      France             193,409FRF           6,058

  Stabilization Advance S7 tier 1 (Libor)...................      France           3,242,021FRF         101,563

  Stabilization Advance S6 tier 2...........................      France           2,331,823FRF          58,440

Fine Host Corp., cvt., 144A, 5.00%, 11/01/04................  United States        9,260,000          7,130,200


                                                                              65

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                     MUTUAL BEACON FUND                          COUNTRY         AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONT.)
(R)Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01...........  United States    $   7,190,000     $    2,013,200

Kelly Oil & Gas Co.:
  10.375%, 10/15/06.........................................  United States        3,910,000          2,912,950

  Series D, 10.375%, 10/15/06...............................  United States        2,880,000          2,145,600

MCII Holdings, 0/12.00%, 11/15/02...........................  United States        4,059,000          3,368,970

Pratama Datakom Asia BV:
  Reg S, 12.75%, 7/15/05....................................    Indonesia          1,730,000            428,175

  144A, 12.75%, 7/15/05.....................................    Indonesia          7,795,000          1,929,263

Raintree Resorts Inc., B, 13.00%, 12/01/04..................  United States        3,750,000          2,062,500

Southwest Royalties Inc., B, 10.50%, 10/15/04...............  United States        9,805,000          3,971,025

Specialty Foods Corp., B, 11.25%, 8/15/03...................  United States        9,510,000          4,755,000

TFM SA de CV:
  144A, 10.25%, 6/15/07.....................................      Mexico             400,000            340,000

  144A, zero coupon to 6/15/02, 11.75%, 6/15/09.............      Mexico           5,450,000          2,834,000

Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11...........      Mexico           2,156,549          1,310,103
                                                                                                 --------------
TOTAL CORPORATE BONDS AND NOTES (COST $104,530,195).........                                         92,978,707
                                                                                                 --------------
BONDS & NOTES IN REORGANIZATION 2.3%
*Alpargatas SA Industrial y Comercial:
  11.75%, 8/18/98...........................................    Argentina          1,140,000            182,400

  9.00%, 2/20/99............................................    Argentina          2,480,000            372,000

  bank claim................................................    Argentina          1,450,000            217,500

*American Pad & Paper Co., bank claim.......................  United States        3,442,700          3,132,857

*Avatex Corp.:
  reclamation trade claim...................................  United States        5,488,844          1,427,099

  trade claim...............................................  United States          610,315            457,736

*Barings BV, zero coupon, 1/22/01...........................   Netherlands        25,350,000         14,703,000

*Brunos Inc., Bank Claim:
  revolver committment......................................  United States        2,010,000          1,306,500

  tranche A.................................................  United States        3,470,000          2,255,500

  tranche B.................................................  United States        2,250,000          1,462,500

*Caldor Corp., trade claim..................................  United States        6,356,432              7,946

*Crown Leasing, bank claim..................................      Japan        1,148,550,168JPY       1,616,421

*Dictaphone Corp:
  bank claim................................................  United States        2,600,000          2,314,000

  bank claim................................................  United States        2,742,566          2,399,745

  bank claim, Tranche C Term Loan...........................  United States        1,450,000          1,290,500

*Dow Corning Corp.:
  bank claim................................................  United States        2,070,704          2,712,622

  bank debt #1..............................................  United States        2,850,000          3,733,500

  9.30%, 1/27/98............................................  United States        1,835,000          2,403,850

  8.55%, 3/01/01............................................  United States        1,100,000          1,441,000

  9.375%, 2/01/08...........................................  United States          790,000          1,034,900

  8.15%, 10/15/29...........................................  United States        7,050,000          9,235,500

  9.50%, 8/10/49............................................  United States          350,000            458,500

  swap......................................................  United States        7,677,843         10,057,975

*Eli Jacobs, bank claim.....................................  United States       25,305,910              2,531


 66

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                     MUTUAL BEACON FUND                          COUNTRY         AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*FPA Medical Management Inc.:
  bank claim................................................  United States    $   1,430,000     $      135,850

  term loan.................................................  United States        1,728,100            164,169

*Heilman Acquisition Corp., 9.625%, 1/31/04.................  United States       15,000,000              1,500

*Koninklijke Ned Vlieg Fokker NV, trade claim...............   Netherlands         6,205,000NLG       2,512,815

*Korea National Housing Corporation Loan, bank claim........  United States        9,690,000          8,721,000

Mercury Finance Co., Bank Claim, MTN:
  5.79%, 2/02/97............................................  United States          444,195            399,775

  5.66%, 3/10/97............................................  United States        3,075,196          2,767,676

  6.29%, 12/16/97...........................................  United States        3,437,246          3,093,521

  6.16%, 12/15/98...........................................  United States          343,725            309,352

  9.76%, 2/20/99............................................  United States        3,000,000          2,250,000

  10.86%, 2/20/99...........................................  United States        2,500,000          1,875,000

  7.33%, 6/29/99............................................  United States        1,390,593          1,251,534

  7.42%, 6/29/00............................................  United States        3,897,834          3,508,051

  7.5%, 6/29/01.............................................  United States        3,131,595          2,818,436

Mercury Finance Co., Commercial Paper:
  1/31/97...................................................  United States        1,072,491            965,242

  2/03/97...................................................  United States          738,263            664,437

  2/04/97...................................................  United States           62,395             56,156

  2/06/97...................................................  United States          544,438            489,995

  2/07/97...................................................  United States          391,278            352,150

  2/10/97...................................................  United States          183,966            165,569

  2/11/97...................................................  United States        1,109,642            998,678

  2/13/97...................................................  United States          158,561            142,705

  2/18/97...................................................  United States          678,728            610,855

  2/19/97...................................................  United States          574,175            516,758

  2/20/97...................................................  United States          119,240            107,316

  2/21/97...................................................  United States          880,469            792,423

  2/24/97...................................................  United States          474,610            427,149

  2/25/97...................................................  United States          386,021            347,419

  2/27/97...................................................  United States           52,794             47,515

  3/07/97...................................................  United States          812,857            731,571

  3/10/97...................................................  United States          205,435            184,892

  3/11/97...................................................  United States           34,780             31,302

  3/14/97...................................................  United States           61,892             55,703

  3/17/97...................................................  United States          714,470            643,023

  3/19/97...................................................  United States        1,329,630          1,196,667

  4/05/01...................................................  United States          170,724            153,651

  4/11/97...................................................  United States           31,229             28,106

  4/14/97...................................................  United States          213,908            192,517

  4/15/97...................................................  United States           41,078             36,970

  4/18/97...................................................  United States          110,870             99,783

  4/22/97...................................................  United States           63,351             57,016

  4/24/97...................................................  United States           95,023             85,520

  6/29/98...................................................  United States          157,307            141,577

*Nippon Credit Bank Ltd., bank claim........................      Japan          584,315,313JPY         827,692


                                                                              67

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                     MUTUAL BEACON FUND                          COUNTRY         AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Nippon Total Finance, bank claim...........................      Japan          555,103,519JPY  $      292,743

*Ritvik Holdings:
  bank claim................................................  United States        1,692,000          1,353,600

  bank claim, term loan B...................................  United States          676,000            540,800

*Southeast Banking Corp.:
  zero coupon, 12/16/96.....................................  United States        5,270,000          2,424,200

  zero coupon, 11/10/97.....................................  United States        6,880,000          3,164,800

  10.50%, 4/11/01...........................................  United States       15,840,000          7,603,200

*Ventas Inc., bank claim, tranche D.........................  United States        2,970,000          2,821,500
                                                                                                 --------------
TAL BONDS & NOTES IN REORGANIZATION (COST $114,914,746)...                                          123,385,961
                                                                                                 --------------
                                                                                  SHARES
                                                                                   -----
COMPANIES IN LIQUIDATION
*City Investing Co..........................................  United States          389,587            499,158

(R)*Kendall International Inc., Residual Ownership
  Certif. ..................................................  United States               49                588

*Mcorp Financial Trust, claim units.........................  United States           13,334             16,301

*Mcorp Trust Units..........................................  United States           13,327                133

*Ranger Industries Inc......................................  United States            5,059              2,024
                                                                                                 --------------
TOTAL COMPANIES IN LIQUIDATION (COST $93,393)...............                                            518,204
                                                                                                 --------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
SHORT TERM INVESTMENTS 9.5%
Fannie Mae, 4.27% to 5.33%, with maturities to 12/23/99.....  United States    $ 361,700,000        353,779,892

Federal Home Loan Bank, 4.32% to 4.64%, with maturities to
  4/12/01...................................................  United States      170,000,000        168,156,985
                                                                                                 --------------
TOTAL SHORT TERM INVESTMENTS (COST $521,878,417)............                                        521,936,877
                                                                                                 --------------
TOTAL INVESTMENTS (COST $4,613,312,626) 98.6%...............                                      5,403,079,315
OPTIONS WRITTEN.............................................                                            (10,637)
SECURITIES SOLD SHORT (3.3%)................................                                       (181,183,305)
NET EQUITY IN FORWARD CONTRACTS (.1%).......................                                         (6,050,273)
OTHER ASSETS, LESS LIABILITIES 4.8%.........................                                        262,530,021
                                                                                                 --------------
TOTAL NET ASSETS 100.0%.....................................                                     $5,478,365,121
                                                                                                 --------------
                                                                                                 --------------
                      OPTIONS WRITTEN
ISSUER
                                                                 COUNTRY           CONTRACTS              VALUE
---------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., January/85/Call........................  United States               41     $        5,637

Bankers Trust Corp., January/85/Put.........................  United States               41              3,075

Bankers Trust Corp., January/90/Call........................  United States              154              1,925
                                                                                                 --------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $55,609)...........                                     $       10,637
                                                                                                 --------------
                                                                                                 --------------

 68

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL BEACON FUND
SECURITIES SOLD SHORT
ISSUER
                                                                 COUNTRY              SHARES              VALUE
---------------------------------------------------------------------------------------------------------------
American International Group Inc............................  United States    $     250,455     $   24,200,214

AT&T Corp...................................................  United States        1,323,300         99,578,325

British Petroleum Co. Plc., ADR.............................  United Kingdom          22,100          2,099,500

*DST Systems Inc............................................  United States           54,700          3,121,319

Newell Co...................................................  United States          140,100          5,779,125

Northern Telecom, Ltd.......................................      Canada             224,780         11,209,732

Suntrust Banks Inc..........................................  United States           94,700          7,244,550

Telecom Italia Mobile SpA...................................      Italy            3,128,900         23,155,434

*Tele-Communications Inc., Liberty Media Group, A...........  United States          104,100          4,795,106
                                                                                                 --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $153,247,075).........                                     $  181,183,305
                                                                                                 --------------
                                                                                                 --------------

             CONTRACTS FOR DIFFERENCES
SECURITY
                                                                                                         UNREALIZED
                                                            COUNTRY            SHARES          VALUE           LOSS
-------------------------------------------------------------------------------------------------------------------
British Petroleum Co. Plc., cfd 4.47................     United Kingdom        50,000     $  747,026     $ (83,088)

Rentokil Initial Plc., cfd. 4.42....................     United Kingdom     1,150,828      8,635,279      (172,323)
                                                                                          ----------     ---------
TOTAL CONTRACTS FOR DIFFERENCES.....................                                      $9,382,305     $(255,411)
                                                                                          ----------     ---------
                                                                                          ----------     ---------

CURRENCY ABBREVIATIONS:

GBP -- British Pound
FRF -- French Franc
JPY -- Japanese Yen
NLG -- Dutch Guilder

*Non income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(R)Restricted securities (see note 6).
+Affiliated issuers (see note 7).
                       See Notes to Financial Statements.
                                                                              69

PAGE
MUTUAL DISCOVERY FUND


FUND CATEGORY

[PYRAMID]


U.S. EXPOSURE
MUTUAL DISCOVERY FUND
BASED ON TOTAL NET ASSETS
12/31/98

[PIECHART]
Other Countries 55.1%
United States   44.9%

Your Fund's Goal: Mutual Discovery Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks, bonds, and securities of smaller capitalization companies. The fund may invest 50% or more of its assets in foreign securities.

Since we were named portfolio managers for this fund, we have somewhat reduced the number of positions and focused on owning meaningful stakes in the companies in which we have the greatest conviction. At the beginning of the year, Mutual Discovery Fund held over 300 different names in the portfolio. As of year end, the fund was holding about 220 different names. We are all proponents of a broadly diversified portfolio to reduce volatility for the fund holder, but we believe the result of our efforts is a more focused portfolio going forward.


70

PAGE
TOP 5 HOLDINGS
MUTUAL DISCOVERY FUND
12/31/98

                                                                      % OF TOTAL
COMPANY, INDUSTRY, COUNTRY                                            NET ASSETS
--------------------------                                            ----------
Suez Lyonnaise des Eaux SA, Business & Public Services, France           3.1%

Investor AB, A & B, Multi-Industry, Sweden                               2.6%

Kansas City Southern Industries Inc., Multi-Industry, U.S.               2.6%

Electrafina SA, Energy Sources, Belgium                                  2.1%

Montedison SpA, Multi-Industry, Italy                                    1.9%


Applying our long-standing value approach, we continue to invest in three areas:
(1) cheap stocks based on asset values, (2) arbitrage and (3) bankruptcy situations. Our value approach has been as out of favor over the past 3 years as it was in favor in the early to mid '90's. Our goal has always been solid compounding at a low risk-adjusted rate. We do not waver from that goal and will always hunt for bargains rather than the latest trend.

We thank you for your participation in the Mutual Discovery Fund and look forward to serving your investment needs in the future.


Sincerely,



/s/ Robert Friedman
Robert Friedman



/s/ David Marcus
David Marcus


                                                                              71

PAGE
MUTUAL DISCOVERY FUND


CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the fund's prospectus.

CLASS I:

Subject to the maximum 5.75% initial sales charge.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

For all share classes, the fund's Manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for the three-year period beginning November 1, 1996.

PERFORMANCE SUMMARY AS OF 12/31/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (1/1/98 - 12/31/98)

CLASS Z                             CHANGE            12/31/98     12/31/97
Net Asset Value                     - $1.62            $17.27       $18.89

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.4800
Long-term capital gain              $0.6800
Short-term capital gain             $0.1300
      Total                         $1.2900


CLASS I                             CHANGE            12/31/98     12/31/97
-------                             ------            --------     --------
Net Asset Value                     -$1.64             $17.19       $18.83

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.4152
Long-term capital gain              $0.6800
Short-term capital gain             $0.1300
      Total                         $1.2252


CLASS II                            CHANGE            12/31/98     12/31/97
--------                            ------            --------     --------
Net Asset Value                     -$1.64             $17.15       $18.79

                                    DISTRIBUTIONS
                                    -------------
Dividend Income                     $0.3049
Long-term capital gain              $0.6800
Short-term capital gain             $0.1300
      Total                         $1.1149


Mutual Discovery Fund paid distributions derived from long-term capital gains of
68.0 cents ($0.6800) per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).


Past performance is not predictive of future results.


72

PAGE
PERFORMANCE

                                                         SINCE
                                                       INCEPTION
CLASS Z                          1-Year     5-Year    (12/31/92)
----------------------------------------------------------------
Cumulative Total Return(1)         - 1.90%    100.82%     172.82%
Average Annual Total Return(2)     - 1.90%     14.96%      18.21%
Value of $10,000 Investment(3)     $9,810      $20,082    $27,282

                         12/31/95  12/31/96  12/31/97  12/31/98
                         --------------------------------------
One-Year
Total Return(4)              28.63%   24.93%   22.94%   - 1.90%
                                                         SINCE
                                                       INCEPTION
CLASS I                                     1-YEAR     (11/1/96)
----------------------------------------------------------------
Cumulative Total Return(1)                    - 2.37%     25.45%
Average Annual Total Return(2)                - 7.99%      8.03%
Value of $10,000 Investment(3)                 $9,201    $11,822
                                                         SINCE
                                                       INCEPTION
CLASS II                                    1-YEAR     (11/1/96)
----------------------------------------------------------------
Cumulative Total Return(1)                    - 2.97%     23.87%
Average Annual Total Return(2)                - 4.90%      9.90%
Value of $10,000 Investment(3)                $9,510      $12,270

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         73

PAGE
MUTUAL DISCOVERY FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

AVERAGE ANNUAL TOTAL RETURN             [GRAPH OF CLASS Z (12/31/92 - 12/31/98)]
12/31/98

Class Z
--------------------------
1-Year              -1.90%

Since Inception     18.21%

AVERAGE ANNUAL TOTAL RETURN             [GRAPH OF CLASS I (11/1/96 - 12/31/98)]
12/31/98

Class I
--------------------------
1-Year              -7.99%

Since Inception      8.03%

74                         Past performance is not predictive of future results.

PAGE
CLASS II (11/1/96 - 12/31/98)                     AVERAGE ANNUAL TOTAL RETURN
[GRAPH]                                           12/31/98

                                                  Class II
                                                  --------------------------
                                                  1-Year              -4.90%

                                                  Since Inception      9.90%

*Source: Standard and Poor's Micropal.
**Source: Standard and Poor's Micropal (Russell 2000).
Indicies are unmanaged and include reinvested dividends.
One cannot invest directly in an index.

Past performance is not predictive of future results.                         75

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights

MUTUAL DISCOVERY FUND

                                                                                     CLASS Z
                                                         ----------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                            1998          1997          1996          1995         1994
                                                         ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year...................        $18.89        $17.18        $15.16        $12.55      $13.05
                                                         ----------------------------------------------------------------
Income from investment operations:
 Net investment income...............................           .38           .39           .34           .17         .15
 Net realized and unrealized gains (losses)..........          (.71)         3.49          3.39          3.40         .32
                                                         ----------------------------------------------------------------
Total from investment operations.....................          (.33)         3.88          3.73          3.57         .47
                                                         ----------------------------------------------------------------
Less distributions from:
 Net investment income...............................          (.48)         (.81)         (.31)         (.14)       (.16)
 Net realized gains..................................          (.81)        (1.36)        (1.40)         (.82)       (.81)
                                                         ----------------------------------------------------------------
Total distributions..................................         (1.29)        (2.17)        (1.71)         (.96)       (.97)
                                                         ----------------------------------------------------------------
Net asset value, end of year.........................        $17.27        $18.89        $17.18        $15.16      $12.55
                                                         ----------------------------------------------------------------
                                                         ----------------------------------------------------------------
Total Return.........................................       (1.90)%        22.94%        24.93%        28.63%       3.62%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......................    $2,514,144    $3,879,550    $2,975,596    $1,370,221    $725,331
Ratios to average net assets:
 Expenses............................................         1.00%          .98%          .96%          .99%        .99%
 Expenses, excluding waiver and payments by
   affiliate.........................................         1.03%         1.00%          .99%          .99%        .99%
 Net investment income...............................         1.81%         1.82%         2.24%         2.00%       1.64%
Portfolio turnover rate..............................        83.57%        58.15%        80.18%        73.23%      72.70%

 76

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL DISCOVERY FUND (CONT.)

                                                                               CLASS I
                                                                -------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
                                                                  1998          1997++         1996+
                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $18.83         $17.15        $17.66
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................         .32            .27           .11
 Net realized and unrealized gains (losses).................        (.74)          3.54           .74
                                                                -------------------------------------
Total from investment operations............................        (.42)          3.81           .85
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................        (.41)          (.77)         (.29)
 Net realized gains.........................................        (.81)         (1.36)        (1.07)
                                                                -------------------------------------
Total distributions.........................................       (1.22)         (2.13)        (1.36)
                                                                -------------------------------------
Net asset value, end of year................................      $17.19         $18.83        $17.15
                                                                -------------------------------------
                                                                -------------------------------------
Total Return*...............................................     (2.37)%         22.54%         4.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $859,848       $693,952       $29,903
Ratios to average net assets:
 Expenses...................................................       1.35%          1.33%         1.38%**
 Expenses, excluding waiver and payments by affiliate.......       1.38%          1.35%         1.51%**
 Net investment income......................................       1.46%          1.39%          .74%**
Portfolio turnover rate.....................................      83.57%         58.15%        80.18%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Based on average weighted shares outstanding.
                                                                              77

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL DISCOVERY FUND (CONT.)

                                                                              CLASS II
                                                                -------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
                                                                  1998          1997++         1996+
                                                                -------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $18.79         $17.17        $17.66
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................         .23            .15           .09
 Net realized and unrealized gains (losses).................        (.75)          3.52           .76
                                                                -------------------------------------
Total from investment operations............................        (.52)          3.67           .85
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................        (.31)          (.69)         (.27)
 Net realized gains.........................................        (.81)         (1.36)        (1.07)
                                                                -------------------------------------
Total distributions.........................................       (1.12)         (2.05)        (1.34)
                                                                -------------------------------------
Net asset value, end of year................................      $17.15         $18.79        $17.17
                                                                -------------------------------------
                                                                -------------------------------------
Total Return*...............................................     (2.97)%         21.70%         4.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $563,761       $402,625       $18,038
Ratios to average net assets:
 Expenses...................................................       2.00%          1.98%         2.00%**
 Expenses, excluding waiver and payments by affiliate.......       2.02%          2.00%         2.13%**
 Net investment income......................................        .81%           .74%          .13%**
Portfolio turnover rate.....................................      83.57%         58.15%        80.18%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. ++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 78

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                   MUTUAL DISCOVERY FUND                         COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.7%
AUTOMOBILES .7%
General Motors Corp. .......................................  United States          373,600     $   26,735,750

Volvo AB, B.................................................      Sweden              84,845          1,946,899
                                                                                                 --------------
                                                                                                     28,682,649
                                                                                                 --------------

BANKING 3.8%
Banca Nazionale del Lavoro SpA, di Risp.....................      Italy            9,780,000         27,377,847

Banco Latinoamericano de Exportaciones SA, E................      Panama             277,900          4,620,088

Bank One Corp. .............................................  United States          209,300         10,687,381

Bankamerica Corp. ..........................................  United States          252,988         15,210,904

Crestar Financial Corp. ....................................  United States           74,800          5,385,600

Kapital Holding.............................................     Denmark             164,511          8,142,189

Merita Ltd., A..............................................     Finland           2,462,200         15,658,024

UST Corp., Inc. ............................................  United States        1,809,696         42,640,962

Vermont Financial Services Corp. ...........................  United States          626,300         20,824,475
                                                                                                 --------------
                                                                                                    150,547,470
                                                                                                 --------------

BEVERAGES & TOBACCO 3.7%
Farmer Brothers Co. ........................................  United States           81,202         17,377,228

Heineken Holding NV, A......................................   Netherlands           214,181         10,271,375

Kita Kyushu Coca-Cola Bottling Co. Ltd. ....................      Japan              725,900         22,780,904

Mikuni Coca-Cola Bottling Co. ..............................      Japan              632,000         13,530,851

Philip Morris Cos. Inc. ....................................  United States          643,100         34,405,850

RJR Nabisco Holdings Corp. .................................  United States        1,577,200         46,823,125

Shikoku Coca-Cola Bottling Co. Ltd. ........................      Japan               15,800            193,158
                                                                                                 --------------
                                                                                                    145,382,491
                                                                                                 --------------

BROADCASTING & PUBLISHING 5.6%
+Alma Media OYJ, Series 2...................................     Finland             746,700         24,332,563

*Capstar Broadcasting Corp., A..............................  United States           75,500          1,727,063

*Chancellor Media Corp., A..................................  United States          430,800         20,624,550

Dow Jones & Co. Inc. .......................................  United States          393,500         18,937,188

Euromoney Publications Plc. ................................  United Kingdom         550,450         12,821,396

*MediaOne Group Inc. .......................................  United States          362,700         17,046,900

*Modern Times Group AB......................................      Sweden           1,290,587         19,106,126

*Modern Times Group AB, A...................................      Sweden              94,500          1,387,340

NV Holdingsmij de Telegraaf.................................   Netherlands         1,673,000         45,018,650

Seat Pagine Gialle SpA......................................      Italy           44,297,000         34,036,552

United News & Media Plc. ...................................  United Kingdom       2,137,400         18,509,553

Washington Post Co., B......................................  United States           11,200          6,472,900
                                                                                                 --------------
                                                                                                    220,020,781
                                                                                                 --------------

BUSINESS & PUBLIC SERVICES 6.0%
+Corporate Services Group Plc., A...........................  United Kingdom      17,697,482         44,608,078

IFIL Finanziaria Partecipazioni SpA.........................      Italy            5,875,000         24,601,761

Ratin AS, A.................................................     Denmark              52,385         10,782,363

Ratin AS, B.................................................     Denmark               4,423            938,181


                                                                              79

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL DISCOVERY FUND                         COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUSINESS & PUBLIC SERVICES (CONT.)
Sophus Berendsen AS, A......................................     Denmark             116,390     $    3,895,211

Sophus Berendsen AS, B......................................     Denmark             848,800         29,473,611

*Suez Lyonnaise des Eaux SA.................................      France             594,680        122,210,562

Suez Lyonnaise des Eaux SA, fgn. ...........................      France             269,320              7,840
                                                                                                 --------------
                                                                                                    236,517,607
                                                                                                 --------------

CHEMICALS 2.5%
*Bush Boake Allen Inc. .....................................  United States          711,000         25,062,750

Chemfirst Inc. .............................................  United States          899,200         17,759,200

Morton International Inc. ..................................  United States          803,350         19,682,075

Olin Corp. .................................................  United States          481,300         13,626,806

Yule Catto & Company Plc. ..................................  United Kingdom       5,867,874         24,406,763
                                                                                                 --------------
                                                                                                    100,537,594
                                                                                                 --------------

DATA PROCESSING & REPRODUCTION .4%
*National Processing Inc. ..................................  United States          382,200          2,102,100

+Tecnost Mael SpA...........................................      Italy            3,821,000         12,605,805
                                                                                                 --------------
                                                                                                     14,707,905
                                                                                                 --------------

ELECTRICAL & ELECTRONICS 2.8%
(R)+*Distribution Systems SpA...............................      Italy                  500             20,669

(R)+*MWCR Elettronica SRL...................................      Italy               69,056             69,056

(R)+*MWCR LLC...............................................      Italy           13,505,313         13,505,313

Philips Electronics NV......................................   Netherlands           552,500         37,094,368

Philips Electronics NV, ADR.................................   Netherlands           123,100          8,332,331

Racal Electronics Plc. .....................................  United Kingdom       6,419,800         37,062,983

(R)+*Sweda Industrie Elettroniche SpA.......................      Italy                  500             20,669

*Wang Laboratories Inc., A..................................  United States          540,130         14,988,608
                                                                                                 --------------
                                                                                                    111,093,997
                                                                                                 --------------

ELECTRONIC COMPONENTS & INSTRUMENTS .4%
*Amphenol Corp., A..........................................  United States          454,600         13,723,238

*NBS Technologies Inc. .....................................      Canada             341,500            355,729
                                                                                                 --------------
                                                                                                     14,078,967
                                                                                                 --------------

ENERGY EQUIPMENT & SERVICES 4.2%
Baker Hughes Inc. ..........................................  United States        1,074,500         19,005,219

*BJ Services Co. ...........................................  United States        1,099,600         17,181,250

*Cie Generale De Geophysique SA.............................      France             195,039         11,371,631

*Cie Generale De Geophysique SA, ADR........................      France             629,590          6,846,791

*Cooper Cameron Corp. ......................................  United States          857,000         20,996,500

ISIS SA.....................................................      France             157,914         11,279,168

*Noble Drilling Corp. ......................................  United States        1,242,300         16,072,256

Shaw Industries Ltd., A.....................................      Canada             391,100          3,182,780

Transocean Offshore Inc. ...................................  United States          780,268         20,920,936


 80

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL DISCOVERY FUND                         COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY EQUIPMENT & SERVICES (CONT.)
+*Veritas DGC Inc. .........................................  United States        2,108,700     $   27,413,100

*Weatherford International Inc. ............................  United States          571,400         11,070,875
                                                                                                 --------------
                                                                                                    165,340,506
                                                                                                 --------------

ENERGY SOURCES 4.4%
*Conoco Inc., A.............................................  United States          310,000          6,471,250

Electrafina SA..............................................     Belgium             622,000         81,475,821

*Ocean Energy Inc. .........................................  United States        1,030,080          6,502,380

*Santa Fe Energy Resources Inc. ............................  United States        2,765,800         20,397,775

Societe Elf Aquitaine SA, br. ..............................      France             408,700         47,262,934

*Societe Elf Aquitaine SA, ADR..............................      France             172,700          9,779,138
                                                                                                 --------------
                                                                                                    171,889,298
                                                                                                 --------------

FINANCIAL SERVICES 9.3%
*Amerin Corp. ..............................................  United States            4,400            103,950

Bankers Trust Corp. ........................................  United States           80,900          6,911,894

Bear Stearns Co. Inc. ......................................  United States          351,900         13,152,263

*Cir Cie Industriali Riunite SpA Torino.....................      Italy           10,137,200         11,379,392

*Cir Cie Industriali Riunite SpA Torino, di Risp............      Italy            2,590,900          2,782,684

CIT Group Inc., A...........................................  United States          650,000         20,678,125

(R)*Cobalt Holdings LLC.....................................  United States           15,357              1,536

Corporacion Financiera Alba SA..............................      Spain              242,952         40,636,155

Eaton Vance Corp. ..........................................  United States          688,000         14,362,000

Electra Investment Trust Plc. ..............................  United Kingdom       2,493,000         22,708,884

Greenpoint Financial Corp. .................................  United States          452,200         15,883,525

Household International Inc. ...............................  United States          907,300         35,951,763

Indymac Mortgage Holdings Inc. .............................  United States          560,600          5,921,338

(R)+Laser Mortgage Management Inc. .........................  United States        1,141,933          6,209,261

Lehman Brothers Holdings Inc. ..............................  United States          782,800         34,492,125

Mercury European Privatization Trust Plc. ..................  United Kingdom      14,552,253         35,167,037

*Mercury European Privatization Trust Plc., wts. ...........  United Kingdom       6,135,000          6,277,390

Metris Cos. Inc. ...........................................  United States          290,800         14,630,875

Morgan Stanley Dean Witter & Co. ...........................  United States          314,500         22,329,500

+North Central Bancshares Inc. .............................  United States          178,000          3,003,750

Pargesa Holdings SA, Br. ...................................   Switzerland            13,000         20,538,770

Pioneer Group Inc. .........................................  United States          883,900         17,457,025

Sunamerica Inc. ............................................  United States          212,600         17,247,175
                                                                                                 --------------
                                                                                                    367,826,417
                                                                                                 --------------

FOOD & HOUSEHOLD PRODUCTS 1.3%
Hillsdown Holdings Plc. ....................................  United Kingdom      16,636,100         21,035,581

*Kohler Co. ................................................  United States               30          1,338,000

*Rubbermaid Inc. ...........................................  United States          131,000          4,118,313

*Scott's Restaurants Inc. ..................................      Canada             345,700          1,597,962


                                                                              81

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL DISCOVERY FUND                         COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
*Scott's Restaurants Inc., C................................      Canada             446,600     $    2,006,211

U.S. Industries Inc. .......................................  United States        1,153,700         21,487,663
                                                                                                 --------------
                                                                                                     51,583,730
                                                                                                 --------------

HEALTH & PERSONAL CARE .2%
(R)*Cape Ann Investors LLC..................................  United States        1,670,389            611,597

*Ventas Inc. ...............................................  United States          492,600          6,003,563
                                                                                                 --------------
                                                                                                      6,615,160
                                                                                                 --------------

INDUSTRIAL COMPONENTS 2.4%
BTR Plc. ...................................................  United Kingdom       7,073,800         14,475,957

Charter Plc. ...............................................  United Kingdom       2,391,400         12,970,575

+DT Industries Inc. ........................................  United States        1,343,530         21,160,598

Konin Emballage Ind Van Leer................................   Netherlands            45,647            960,759

Lucas Varity Plc. ..........................................  United Kingdom       5,175,000         17,047,667

Lucas Varity Plc., ADR......................................  United Kingdom          50,000          1,675,000

(R)+*MB-Motori LLC..........................................      Italy              557,863            500,001

*Owens-Illinois Inc. .......................................  United States          787,000         24,101,875
                                                                                                 --------------
                                                                                                     92,892,432
                                                                                                 --------------

INSURANCE 1.8%
*Alleghany Corp. ...........................................  United States           44,261          8,315,535

Allmerica Financial Corp. ..................................  United States           28,200          1,632,075

Assurances Generales de France AGF..........................      France             330,300         19,736,877

Berkeley W R Corp. .........................................  United States          399,900         13,621,594

(R)*CGA Group Ltd. .........................................  United States          139,785                  0

(R)*CGA Group Ltd., wts. ...................................  United States          240,000                  0

*Companhia de Seguros Mundial Confianca SA..................     Portugal            295,200          9,388,612

Provident Companies Inc. ...................................  United States          760,400          2,983,850

Sampo Insurance Co. Plc., A.................................     Finland             416,585         15,878,837

(R)*St. George Holdings Ltd., A.............................  United States          152,074             15,207

(R)*St. George Holdings Ltd., B.............................  United States            1,495                150
                                                                                                 --------------
                                                                                                     71,572,737
                                                                                                 --------------

LEISURE & TOURISM 1.1%
*Promus Hotel Corp. ........................................  United States          263,700          8,537,288

Thistle Hotels Plc. ........................................  United Kingdom      18,965,605         33,920,681
                                                                                                 --------------
                                                                                                     42,457,969
                                                                                                 --------------

MACHINERY & ENGINEERING 2.8%
*Gardner Denver Inc. .......................................  United States          606,500          8,945,875

IMI Plc. ...................................................  United Kingdom       4,124,915         16,299,265

Siebe Plc. .................................................  United Kingdom       3,609,700         14,173,350

*Sulzer AG..................................................   Switzerland            12,890          7,845,679

+TT Group Plc. .............................................  United Kingdom      10,726,480         38,101,713

United Dominion Industries Ltd. ............................      Canada           1,285,600         26,194,100
                                                                                                 --------------
                                                                                                    111,559,982
                                                                                                 --------------


 82

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL DISCOVERY FUND                         COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING 1.4%
*Federated Department Stores Inc............................  United States          225,000     $    9,801,563

FKI Plc. ...................................................  United Kingdom      13,177,800         29,488,630

*Homeland Holdings Corp. ...................................  United States           38,115             91,714

*Toys R Us Inc. ............................................  United States          965,100         16,286,063
                                                                                                 --------------
                                                                                                     55,667,970
                                                                                                 --------------

METALS & MINING 1.4%
*Olympic Steel Inc. ........................................  United States          299,700          1,498,500

*Stillwater Mining Co. .....................................  United States          295,300         12,107,300

Trelleborg AB, B............................................      Sweden           5,265,100         42,870,118
                                                                                                 --------------
                                                                                                     56,475,918
                                                                                                 --------------

MULTI-INDUSTRY 19.4%
Aker RGI ASA, A.............................................      Norway           1,363,093         14,312,566

Albatros Investissement SA..................................      France             206,185          7,381,941

*Berkshire-Hathaway Inc., A.................................  United States              402         28,140,000

Brierley Investments Ltd. ..................................   New Zealand        96,225,800         21,857,485

CGIP-Compagnie Generale Industrie de Participation..........      France           1,223,270         67,446,056

Cie Financiere Richemont AG, Br., A.........................   Switzerland            41,500         58,677,102

Custos AB, A................................................      Sweden             878,011         17,331,017

Custos AB, B................................................      Sweden           1,955,092         38,229,673

Empire Co. Ltd., A..........................................      Canada             381,300          8,005,811

Financiere Et Industrielle Gaz Et Eaux SA...................      France             154,649          8,222,182

Forvaltnings AB Ratos, B....................................      Sweden           2,796,760         19,666,821

Gendis Inc., A..............................................      Canada             551,200          1,722,500

Inchcape Plc. ..............................................  United Kingdom       9,114,200         19,485,479

Investor AB, A..............................................      Sweden             413,200         18,402,280

Investor AB, B..............................................      Sweden           1,878,600         84,824,151

Invik & Co. AB, B...........................................      Sweden             250,724         20,414,745

Kansas City Southern Industries Inc. .......................  United States        2,045,600        100,617,950

Kinnevik AB, A..............................................      Sweden              89,500          2,009,549

Kinnevik AB, B..............................................      Sweden             900,000         21,096,005

Lagardere SCA...............................................      France             707,146         30,064,655

Montedison SpA..............................................      Italy           56,155,000         74,478,659

Rieber & Son AS, B..........................................      Norway           1,924,200         14,269,235

*Saab AB, B.................................................      Sweden           3,597,772         37,727,383

Societe Europeenne de Communication SA, ADR.................      Sweden             315,819          5,724,219

Ste Eurafrance..............................................      France              33,058         21,895,850

Tomkins Plc. ...............................................  United Kingdom       4,854,824         22,858,584
                                                                                                 --------------
                                                                                                    764,861,898
                                                                                                 --------------

REAL ESTATE 3.4%
*Asticus AB.................................................      Sweden             871,201          8,544,558

Castellum AB................................................      Sweden           1,357,000         14,732,167

+First Union Real Estate Equity & Mtg. Investments, SBI.....  United States        2,600,732         15,279,301

+LNR Property Corp. ........................................  United States          954,100         19,022,369

+LNR Property Corp., B......................................  United States          638,100         12,722,119


                                                                              83

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FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL DISCOVERY FUND                         COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
*MBO Properties Inc. .......................................  United States          273,144     $    2,082,723

(R)+*MSCW Investors II, LLC.................................  United Kingdom      10,438,000         21,221,589

(R)*Security Capital European Realty........................  United States          304,500          6,090,000

*Security Capital US Realty, A..............................  United States        1,593,000         15,770,700

Starwood Hotels & Resorts Trust.............................  United States          512,900         11,636,419

*Trizec Hahn Corp., wts., A.................................      Canada           1,131,530          3,315,029

*Wellsford Real Properties Inc. ............................  United States          281,736          2,905,403
                                                                                                 --------------
                                                                                                    133,322,377
                                                                                                 --------------

RECREATION & OTHER CONSUMER GOODS .2%
*Club Regina Resorts Inc., wts. ............................  United States            2,750              2,750

(R)+*Hancock LLC............................................  United States        8,426,332          8,426,332
                                                                                                 --------------
                                                                                                      8,429,082
                                                                                                 --------------

TELECOMMUNICATIONS 3.6%
BCE Inc. ...................................................      Canada             633,050         23,842,410

*Embratel Participacoes SA..................................      Brazil         372,200,000          3,234,513

*Tele Celular Sul Participacoes SA..........................      Brazil         375,582,000            348,150

*Tele Centro Oeste Celular Participacoes SA.................      Brazil         372,200,000            292,646

*Tele Centro Sul Participacoes SA...........................      Brazil         398,645,600          2,639,491

*Tele Norte Leste Participacoes SA..........................      Brazil         388,651,100          3,184,478

*Tele Sudeste Celular Participacoes SA......................      Brazil         372,200,000          1,047,366

Telecom Italia SpA..........................................      Italy            3,886,600         33,161,007

Telecom Italia SpA, di Risp.................................      Italy            3,179,600         19,982,629

*Tele-Communications Inc., A................................  United States          355,000         19,635,938

*Telemig Celular Participacoes SA...........................      Brazil         372,200,000            261,842

Telephone & Data Systems Inc. ..............................  United States          603,400         27,115,288

*Telesp Celular Participacoes SA............................      Brazil         372,200,000          1,601,854

*Telesp Participacoes SA....................................      Brazil         354,833,300          4,551,969
                                                                                                 --------------
                                                                                                    140,899,581
                                                                                                 --------------

TRANSPORTATION 3.2%
ASG AB, B...................................................      Sweden             499,700          9,462,848

BTL AB, B...................................................      Sweden           5,413,000         21,369,390

Florida East Coast Industries Inc. .........................  United States          535,900         18,856,981

(R)*Golden Ocean Group Ltd., wts., 8/31/01..................  United States            2,110                  0

*MIF Ltd. ..................................................      Norway             336,378          6,622,483

Railtrack Group Plc. .......................................  United Kingdom       2,591,621         67,781,852

Smit Internationale NV, fgn. ...............................   Netherlands            80,752          1,777,086
                                                                                                 --------------
                                                                                                    125,870,640
                                                                                                 --------------

UTILITIES ELECTRICAL & GAS .7%
*Citizens Utilities Co., B..................................  United States        3,227,601         26,224,261

VEBA AG.....................................................     Germany               3,600            213,329
                                                                                                 --------------
                                                                                                     26,437,590
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $3,119,187,500)...................                                      3,415,272,748
                                                                                                 --------------


 84

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL DISCOVERY FUND                         COUNTRY          SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS .8%
(R)*CGA Group Ltd., A, pfd. ................................  United States          286,630     $            0

(R)*CGA Group Ltd., B, pfd. ................................  United States           28,572                  0

*Embratel Participacoes SA, ADR, pfd. ......................      Brazil             354,000          4,933,874

*Tele Celular Sul Participacoes SA, ADR, pfd. ..............      Brazil              35,400            617,288

*Tele Centro Oeste Celular Participacoes SA, ADR, pfd. .....      Brazil             117,882            346,278

*Tele Centro Sul Participacoes SA, ADR, pfd. ...............      Brazil             150,900          6,309,506

*Tele Norte Leste Participacoes SA, ADR, pfd. ..............      Brazil             600,600          7,469,963

*Tele Sudeste Celular Participacoes SA, ADR, pfd. ..........      Brazil              70,800          1,464,675

*Telemig Celular Participacoes SA, ADR, pfd. ...............      Brazil              17,700            376,125

*Telesp Celular Participacoes SA, ADR, pfd. ................      Brazil             141,600          2,478,000

*Telesp Participacoes SA, ADR, pfd. ........................      Brazil             326,500          7,223,813

(R)*Viasystems Inc., B, pfd. ...............................  United States           21,909            328,628
                                                                                                 --------------
TOTAL PREFERRED STOCKS (COST $51,437,655)...................                                         31,548,150
                                                                                                 --------------

                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
BONDS 1.5%
(R)*CGA Private Trust Company Ltd., FRN, 6/10/99............  United States    $   1,071,425            160,714

Compania Siderurgica de Guadalajara SA De CV:
  10.50%, 11/15/07..........................................      Mexico           1,770,000            973,500

  144A, 10.50%, 11/15/07....................................      Mexico           4,565,000          2,510,750

Eurotunnel Ltd.:
  Equity Note 12/31/03......................................  United Kingdom       6,740,779GBP       3,252,351

  Participating Loan Note 4/30/40...........................  United Kingdom       1,300,000GBP         713,751

Eurotunnel Plc.:
  12/31/25, Tier 3..........................................  United Kingdom       3,762,057GBP       4,162,329

  12/31/50, Resettable Advance R5...........................  United Kingdom       4,821,594GBP       2,968,122

  Stabilization Advance S8 tier 1...........................  United Kingdom         826,565GBP         240,660

  Stabilization Advance S8 tier 2...........................  United Kingdom         511,577GBP         119,159

Eurotunnel SA:
  12/31/12, tier 1 (Libor)..................................      France          25,245,222FRF       3,796,138

  12/31/12, tier 1 (Pibor)..................................      France           9,222,243FRF       1,386,754

  12/31/18, tier 2 (Libor)..................................      France          48,350,331FRF       6,751,147

  12/31/18, tier 2 (Pibor)..................................      France          15,044,630FRF       2,100,679

  12/31/25, tier 3 (Libor)..................................      France          31,680,825FRF       3,743,035

  12/31/25, tier 3 (Pibor)..................................      France          26,909,118FRF       3,179,266

  12/31/50, Resettable Advance R4...........................      France          39,346,378FRF       2,535,659

  Stabilization Advance S6 tier 1 (Pibor)...................      France           2,220,638FRF          69,566

  Stabilization Advance S7 tier 1 (Libor)...................      France           1,087,235FRF          34,060

  Stabilization Advance S6 tier 2                                 France           2,245,368FRF          56,273

Fine Host Corp., cvt.,144A, 5.00%, 11/01/04.................  United States        3,865,000          2,976,050

(R)Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01...........  United States        5,150,000          1,442,000

HIH Capital Ltd.:
  cvt., 7.50%, 9/25/06......................................  United Kingdom       5,445,000          3,430,350

  144A, 7.50%, 9/25/06......................................  United Kingdom       2,660,000          1,675,800

MCII Holdings, 0/12.00%, 11/15/02...........................  United States        2,020,000          1,676,600

Raintree Resorts Inc., B, 13.00%, 12/1/04...................  United States        2,750,000          1,512,500


                                                                              85

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                   MUTUAL DISCOVERY FUND                         COUNTRY         AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
Southwest Royalties Inc., B, 10.50%, 10/15/04...............  United States    $   7,600,000     $    3,078,000

TFM SA de CV:
  144A, 10.25%, 6/15/07.....................................      Mexico             350,000            297,500

  144A, zero coupon to 6/15/02, 11.75%, 6/15/09.............      Mexico           4,650,000          2,418,000

Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11...........      Mexico           4,500,624          2,734,129
                                                                                                 --------------
TOTAL BONDS (COST $70,529,331)..............................                                         59,994,842
                                                                                                 --------------

BONDS & NOTES IN REORGANIZATION 2.7%
*Aerovias Venezolanas SA, Bank Claim:
  lease.....................................................    Venezuela          4,003,770          2,402,262

  term loan.................................................    Venezuela            860,000            473,000

*Alpargatas SA Industrial y Comercial:
  11.75%, 8/18/98...........................................    Argentina            760,000            121,600

  9.00%, 2/20/99............................................    Argentina            540,000             81,000

  bank claim................................................    Argentina          1,245,000            186,750

*Avatex Corp.:
  reclamation trade claim...................................  United States        5,105,144          1,327,338

  trade claim...............................................  United States          610,315            457,736

*Banque Pallas Stern,.......................................      France          28,590,000FRF       3,121,961

*Brunos Inc., Bank Claim:
  revolver committment......................................  United States        1,480,000            962,000

  tranche A.................................................  United States        2,564,000          1,666,600

  tranche B.................................................  United States        1,650,000          1,072,500

*Buenos Aires Embotelladora SA:
  8.50%, 12/29/00...........................................    Argentina          1,916,000            804,720

  144A, 8.50%, 12/29/00.....................................    Argentina            950,000            399,000

  bank claim................................................    Argentina         43,981,118         16,712,825

*Confederation Treasury Services Ltd.:
  9.50%, 6/10/97............................................      Canada             130,000CAD               0

  zero coupon, 1/01/00......................................      Canada           3,351,523CAD               0

  zero coupon, 3/11/04......................................      Canada           4,740,223                  0

*Crown Leasing, bank claim..................................      Japan          851,666,508JPY       1,198,600

*Dow Corning Corp.
  bank debt.................................................  United States        1,241,480          1,626,339

  bank debt #1..............................................  United States        3,250,000          4,257,500

  8.55%, 3/01/01............................................  United States        2,705,000          3,543,550

  9.375%, 2/01/08...........................................  United States          100,000            131,000

  8.15%, 10/15/29...........................................  United States          500,000            655,000

  swap......................................................  United States        6,938,674          9,089,663

*Glunz AG, Bank Claim:
  5.3125%, 1/15/98, tranche 1...............................     Germany             645,800DEM         387,728

  5.3125%, 1/15/98, tranche 2...............................     Germany           2,870,223DEM       1,723,236

  4.50%, 1/15/98, tranche 3.................................     Germany           2,500,000DEM       1,410,903


 86

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                   MUTUAL DISCOVERY FUND                         COUNTRY         AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Glunz France SA, Bank Claim:
  zero coupon, 1/15/98......................................     Germany           3,250,000DEM  $    1,834,174

  4.2875%, 1/15/98..........................................      France          11,607,142FRF       1,813,317

  4.38125%, 1/15/98.........................................      France          10,714,285FRF       1,673,831

  4.681250%, 1/15/98........................................      France             892,858FRF         139,486

  4.78125%, 1/15/98.........................................      France           1,785,714FRF         278,972

*Heilman Acquisition Corp., 9.625%, 1/31/04.................  United States        7,550,000                755

*Koninklijke Nederlandse Vliegtuigenfabriek Fokker:
  6.25%, 11/4/98............................................   Netherlands         3,750,000DEM         661,361

  trade claim...............................................   Netherlands        38,532,084NLG      15,604,190

*Korea National Housing Corporation Loan, bank claim........  United States        2,385,000          2,146,500

Mercury Finance Co., Bank Claim, MTN:
  5.79%, 2/2/97.............................................  United States          307,520            276,768

  5.66%, 3/10/97............................................  United States        2,050,130          1,845,117

  6.29%, 12/16/97...........................................  United States        2,199,837          1,979,853

  6.16%, 12/15/98...........................................  United States        1,031,174            928,056

  9.76%, 2/20/99............................................  United States        2,500,000          1,875,000

  10.86%, 2/20/99...........................................  United States        2,000,000          1,500,000

  7.33%, 6/29/99............................................  United States          824,940            742,446

  7.42%, 6/29/00............................................  United States        2,587,997          2,329,197

  7.50%, 6/29/01............................................  United States        1,890,503          1,701,453

Mercury Finance Co., Commercial Paper:
  1/31/97...................................................  United States          819,545            737,590

  2/03/97...................................................  United States          149,717            134,745

  2/04/97...................................................  United States           66,677             60,009

  2/06/97...................................................  United States          555,327            499,794

  2/07/97...................................................  United States          356,435            320,791

  2/10/97...................................................  United States        2,860,311          2,574,280

  2/11/97...................................................  United States          916,110            824,499

  2/13/97...................................................  United States          166,493            149,844

  2/18/97...................................................  United States          711,673            640,506

  2/19/97...................................................  United States          207,457            186,711

  2/20/97...................................................  United States          118,867            106,980

  2/21/97...................................................  United States          368,675            331,807

  2/24/97...................................................  United States          158,680            142,812

  2/27/97...................................................  United States           38,491             34,642

  3/07/97...................................................  United States          650,286            585,257

  3/11/97...................................................  United States           25,358             22,822

  3/14/97...................................................  United States           45,125             40,612

  3/17/97...................................................  United States          512,237            461,014

  3/19/97...................................................  United States        1,065,607            959,046

  4/11/97...................................................  United States           20,300             18,270

  4/18/97...................................................  United States           73,922             66,530

  4/22/97...................................................  United States           42,239             38,015

  4/24/97...................................................  United States           63,356             57,020

*Nippon Credit Bank Ltd., bank claim........................      Japan          433,278,229JPY         613,746

*Nippon Total Finance, bank claim...........................      Japan          411,617,263JPY         217,073


                                                                              87

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                   MUTUAL DISCOVERY FUND                         COUNTRY         AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Southeast Banking Corp.:
  zero coupon, 12/16/96.....................................  United States    $     400,000     $      184,000

  zero coupon, 11/10/97.....................................  United States        5,800,000          2,668,000

  10.50%, 4/11/01...........................................  United States        7,800,000          3,744,000
                                                                                                 --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $115,794,490)...                                        107,563,702
                                                                                                 --------------

                                                                                  SHARES
                                                                                   -----
COMPANIES IN LIQUIDATION .1%
*City Investing Co. ........................................  United States          100,000            128,125

*Petrie Stores Liquidating Trust, CBI.......................  United States        1,213,700          2,503,256
                                                                                                 --------------
TOTAL COMPANIES IN LIQUIDATION (COST $3,440,137)............                                          2,631,381
                                                                                                 --------------

                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
SHORT TERM INVESTMENTS 6.0%
Fannie Mae, 4.52% to 5.53%, with maturities to 12/23/99.....  United States    $ 118,500,000        115,140,944

Federal Home Loan Bank, 4.32% to 5.54%, with maturities to
  4/12/01...................................................  United States      109,100,000        107,978,274

Federal Home Loan Mortgage Corp., 4.76%, 6/04/99............  United States       10,000,000          9,795,723
                                                                                                 --------------
TOTAL SHORT TERM INVESTMENTS (COST $232,950,715)............                                        232,914,941
                                                                                                 --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $3,593,339,828)...........................................                                      3,849,925,764
                                                                                                 --------------

(a)REPURCHASE AGREEMENT (COST $15,500,000) .4%
First Boston, 4.00%, 01/04/99, (Maturity Value $15,501,722)
  Collateralized by U.S. Treasury Notes & Bonds.............  United States       15,500,000         15,500,000
                                                                                                 --------------
TOTAL INVESTMENTS (COST $3,608,839,828) 98.2%...............                                      3,865,425,764
OPTIONS WRITTEN.............................................                                             (9,112)

SECURITIES SOLD SHORT (4.3%)................................                                       (169,346,714)
NET EQUITY IN FORWARD CONTRACTS (.5%).......................                                        (19,812,296)
OTHER ASSETS, LESS LIABILITIES 6.6%.........................                                        261,495,130
                                                                                                 --------------
TOTAL NET ASSETS 100.0%.....................................                                     $3,937,752,772
                                                                                                 --------------
                                                                                                 --------------
                      OPTIONS WRITTEN
ISSUER
                                                                 COUNTRY           CONTRACTS              VALUE
---------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., January/90/Call........................  United States              117     $        1,462

Bankers Trust Corp., January/85/Call........................  United States               36              4,950

Bankers Trust Corp., January/85/Put.........................  United States               36              2,700
                                                                                                 --------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $46,106)...........                                     $        9,112
                                                                                                 --------------
                                                                                                 --------------



 88

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                   MUTUAL DISCOVERY FUND
SECURITIES SOLD SHORT
ISSUER
                                                                 COUNTRY              SHARES              VALUE
---------------------------------------------------------------------------------------------------------------
American International Group Inc. ..........................  United States          181,800     $   17,566,425

AT&T Corp. .................................................  United States          275,200         20,708,800

*Cap Gemini SA..............................................      France             259,596         41,684,439

Carrefour Supermarche SA....................................      France              25,576         19,316,377

*DST Systems Inc. ..........................................  United States          370,000         21,113,125

Edison SpA..................................................      Italy              960,300         11,322,504

Newell Co. .................................................  United States          103,100          4,252,875

Northern Telecom, Ltd. .....................................      Canada             253,220         12,628,029

Suntrust Banks Inc. ........................................  United States           71,700          5,485,050

Telecom Italia Mobile SpA...................................      Italy            2,045,200         15,135,509

*Tele-Communications Inc., Liberty Media Group, A...........  United States            2,900            133,581
                                                                                                 --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $142,482,346).........                                     $  169,346,714
                                                                                                 --------------
                                                                                                 --------------


              CONTRACT FOR DIFFERENCES
SECURITY
                                                                                            VALUE AT     UNREALIZED
                                                           COUNTRY            SHARES        12/31/98           LOSS
-------------------------------------------------------------------------------------------------------------------
Rentokil Initial Plc., cfd 4.42......................   United Kingdom     1,903,587     $14,283,633     $(285,039)
                                                                                         -----------     ---------
                                                                                         -----------     ---------


CURRENCY ABBREVIATIONS:

CAD -- Canadian Dollar
DEM -- German Mark
FRF -- French Franc
GBP -- British Pound
JPY -- Japanese Yen
NLG -- Dutch Guilder

*Non-income producing
**Securities traded in U.S. dollars unless otherwise indicated.
(a)At December 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
(R)Restricted securities (see note 6).
+Affiliated issuers (see note 7).
                       See Notes to Financial Statements.
                                                                              89

PAGE
[PYRAMID]

MUTUAL EUROPEAN FUND

Your Fund's Goal: Mutual European Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund will normally have at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations or at least 50% of whose revenue is earned from, European countries.

This report covers the 12 months ended December 31, 1998. During the year, many European economies benefited from tight fiscal policies, extensive corporate restructuring, and falling interest rates as governments moved towards meeting the January 1999 European Monetary Union convergence criteria. Some European equity markets reached all-time highs during the first part of the period, but by late summer, they suffered major declines, due largely to Asia's financial turmoil and Russia's economic meltdown. However, while some large cap names rebounded, the broad base of securities did not resurface from the autumn panic. We emphasize that the European indexes were very skewed to a handful of stocks - most of which we found too expensive. We continued to see greater value in the overlooked mid-cap sector.

As of December 31, 1998, the bulk of our investments were in the UK, France, the Netherlands and the Nordic region. Over the course of the reporting period, we dramatically reduced the number of the fund's holdings in an attempt to have a more

90

PAGE
focused, liquid portfolio. We have a long-term horizon for owning stocks, but it is important to know that if we decide to sell them, we think we will be able to do so in a reasonable amount of time.

Although we reduced the number of holdings in the fund's portfolio, we did make some significant new investments during the year. For example, we initiated a position in Cir Cie Industriali Riunite SpA Torino, an Italian holding company whose management is restructuring, buying back shares and increasing sales. In the UK, we focused on engineering companies, and, towards the end of the year, two of these largest companies, BTR Plc. and Seibe Plc. announced they would be merging. In our opinion, this combination, which will create a $10 billion market cap, has enormous potential and is one of the best undervalued situations in our portfolio. We also added to our positions in holding companies and conglomerates that we own in Europe. We continue to find value in these companies because they are going through enormous restructurings.

TOP 5 INDUSTRIES
MUTUAL EUROPEAN FUND
12/31/98

                                                     % OF TOTAL
INDUSTRY                                             NET ASSETS
---------------------------------------------------------------
Multi-Industry                                         27.9%

Business & Public Services                              8.3%

Broadcasting & Publishing                               5.0%

Banking                                                 4.9%

Transportation                                          4.9%

Looking forward, we see the introduction of the euro as probably the most significant event facing European markets since the end of World War II. There is enormous pressure on the

                                                                              91

PAGE
governments of European Monetary Union members to make it work. We don't know to what degree it will work, but we believe that because of the uncertainty and volatility it will create, this introduction should present us with significant investment opportunities.

TOP 5 COUNTRIES
MUTUAL EUROPEAN FUND
12/31/98

                                                     % OF TOTAL
COUNTRY                                              NET ASSETS
---------------------------------------------------------------
Sweden                                                 21.3%

United Kingdom                                         17.0%

France                                                 15.0%

Italy                                                   8.4%

Netherlands                                             6.1%

Economic crises in Asia, Russia and Latin America have presented us with opportunities, in companies that are perceived to have overexposure to these markets. Our goal is to sift through everything and pick up the cheapest stocks that have the best potential for substantial future returns, and add them to the fund's portfolio. We appreciate your participation in the Mutual European Fund and welcome your comments and suggestions.

92

PAGE
TOP 5 HOLDINGS
MUTUAL EUROPEAN FUND
12/31/98

                                                     % OF TOTAL
COMPANY, INDUSTRY, COUNTRY                           NET ASSETS
---------------------------------------------------------------
Suez Lyonnaise des Eaux SA,
Business & Public Services, France                      4.8%

Investor AB, A & B,
Multi-Industry, Sweden                                  2.9%

Van Melle NV,
Food & Household Products, Netherlands                  2.2%

Montedison SpA,
Multi-Industry, Italy                                   2.1%

Brierley Investments Ltd,
Multi-Industry, New Zealand                             2.1%

We thank you for your participation in Mutual European Fund and look forward to serving your investment needs in the future.

Sincerely,

/S/ David Marcus
----------------
David Marcus

                                                                              93

PAGE
MUTUAL EUROPEAN FUND

PERFORMANCE SUMMARY AS OF 12/31/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the fund's prospectus.

CLASS I:

Subject to the maximum 5.75% initial sales charge.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

For all share classes, the fund's Manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. Franklin Mutual Advisers has made a commitment to the fund's Board not to seek an increase in the rate of investment advisory fees for the three-year period beginning November 1, 1996.

PRICE AND DISTRIBUTION INFORMATION (1/1/98 - 12/31/98)

CLASS Z                         CHANGE        12/31/98  12/31/97
----------------------------------------------------------------
Net Asset Value                 - $0.06        $12.54   $12.60

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.3400
Long-term capital gain          $0.2100
Short-term capital gain         $0.1500
      TOTAL                     $0.7000
CLASS I                         CHANGE        12/31/98  12/31/97
----------------------------------------------------------------
Net Asset Value                 - $0.09        $12.47   $12.56

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.2962
Long-term capital gain          $0.2100
Short-term capital gain         $0.1500
      TOTAL                     $0.6562
CLASS II                        CHANGE        12/31/98  12/31/97
----------------------------------------------------------------
Net Asset Value                 - $0.07        $12.45   $12.52

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.2253
Long-term capital gain          $0.2100
Short-term capital gain         $0.1500
      TOTAL                     $0.5853

Mutual European Fund paid distributions derived from long-term capital gains of
21.0 cents ($0.2100) per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

94                         Past performance is not predictive of future results.

PAGE
PERFORMANCE

                                                        SINCE
                                                      INCEPTION
CLASS Z                                     1-YEAR     (7/3/96)
---------------------------------------------------------------
Cumulative Total Return(1)                    4.74%     47.83%
Average Annual Total Return(2)                4.74%     16.96%
Value of $10,000 Investment(3)              $10,474    $14,783
                                                         SINCE
                                                       INCEPTION
CLASS I                                     1-YEAR     (11/1/96)
---------------------------------------------------------------
Cumulative Total Return(1)                    4.15%     34.85%
Average Annual Total Return(2)              - 1.87%     11.71%
Value of $10,000 Investment(3)               $9,813    $12,711
                                                         SINCE
                                                       INCEPTION
CLASS II                                    1-YEAR     (11/1/96)
---------------------------------------------------------------
Cumulative Total Return(1)                    3.74%     33.32%
Average Annual Total Return(2)                1.68%     13.66%
Value of $10,000 Investment(3)              $10,168    $13,199

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         95

PAGE
MUTUAL EUROPEAN FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The Morgan Stanley Capital International (MSCI) All Countries Europe Index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities), and includes all dividends reinvested. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

AVERAGE ANNUAL TOTAL RETURN               [GRAPH OF CLASS Z (7/3/96 - 12/31/98)]
12/31/98

CLASS Z
-------------------------
1-Year              4.74%

Since Inception    16.96%

AVERAGE ANNUAL TOTAL RETURN              [GRAPH OF CLASS I (11/1/96 - 12/31/98)]
12/31/98

CLASS I
--------------------------
1-Year              -1.87%

Since Inception     11.71%



96                         Past performance is not predictive of future results.

PAGE
[GRAPH OF CLASS II (11/1/96 - 12/31/98)]

AVERAGE ANNUAL TOTAL RETURN
12/31/98

CLASS II
-------------------------
1-Year              1.68%

Since Inception    13.66%

*Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Past performance is not predictive of future results.                         97

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights

MUTUAL EUROPEAN FUND

                                                                               CLASS Z
                                                                --------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                --------------------------------------
                                                                  1998          1997++         1996+
                                                                --------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.60         $11.39         $10.00
                                                                --------------------------------------
Income from investment operations:
 Net investment income......................................         .31            .33            .06
 Net realized and unrealized gains..........................         .33           2.28           1.40
                                                                --------------------------------------
Total from investment operations............................         .64           2.61           1.46
                                                                --------------------------------------
Less distributions from:
 Net investment income......................................        (.34)          (.84)          (.05)
 Net realized gains.........................................        (.36)          (.56)          (.02)
                                                                --------------------------------------
Total distributions.........................................        (.70)         (1.40)          (.07)
                                                                --------------------------------------
Net asset value, end of year................................      $12.54         $12.60         $11.39
                                                                --------------------------------------
                                                                --------------------------------------
Total Return*...............................................       4.74%         23.16%         14.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $483,873       $546,780       $450,495
Ratios to average net assets:
 Expenses...................................................       1.05%          1.02%          1.09%**
 Expenses, excluding waiver and payments by affiliate.......       1.05%          1.05%          1.15%**
 Net investment income......................................       2.02%          2.53%          1.87%**
Portfolio turnover rate.....................................      97.62%         98.12%         36.75%

*Total return is not annualized.
**Annualized.
+For the period July 3, 1996 (commencement of operations) to December 31, 1996. ++Based on average weighted shares outstanding.
 98

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL EUROPEAN FUND (CONT.)

                                                                              CLASS I
                                                                -----------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                  1998         1997++        1996+
                                                                -----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.56        $11.38       $10.84
                                                                -----------------------------------
Income from investment operations:
 Net investment income......................................         .27           .24          .03
 Net realized and unrealized gains..........................         .29          2.31          .58
                                                                -----------------------------------
Total from investment operations............................         .56          2.55          .61
                                                                -----------------------------------
Less distributions from:
 Net investment income......................................        (.29)         (.81)        (.05)
 Net realized gains.........................................        (.36)         (.56)        (.02)
                                                                -----------------------------------
Total distributions.........................................        (.65)        (1.37)        (.07)
                                                                -----------------------------------
Net asset value, end of year................................      $12.47        $12.56       $11.38
                                                                -----------------------------------
                                                                -----------------------------------
Total Return*...............................................       4.15%        22.61%        5.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $170,486       $93,231       $9,200
Ratios to average net assets:
 Expenses...................................................       1.40%         1.37%        1.32%**
 Expenses, excluding waiver and payments by affiliate.......       1.40%         1.39%        1.42%**
 Net investment income......................................       1.68%         1.84%        1.44%**
Portfolio turnover rate.....................................      97.62%        98.12%       36.75%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Based on average weighted shares outstanding.
                                                                              99

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL EUROPEAN FUND (CONT.)

                                                                             CLASS II
                                                                ----------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                ----------------------------------
                                                                 1998         1997++        1996+
                                                                ----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $12.52        $11.38       $10.84
                                                                ----------------------------------
Income from investment operations:
 Net investment income......................................        .21           .13          .02
 Net realized and unrealized gains..........................        .31          2.33          .58
                                                                ----------------------------------
Total from investment operations............................        .52          2.46          .60
                                                                ----------------------------------
Less distributions from:
 Net investment income......................................       (.23)         (.76)        (.04)
 Net realized gains.........................................       (.36)         (.56)        (.02)
                                                                ----------------------------------
Total distributions.........................................       (.59)        (1.32)        (.06)
                                                                ----------------------------------
Net asset value, end of year................................     $12.45        $12.52       $11.38
                                                                ----------------------------------
                                                                ----------------------------------
Total Return*...............................................      3.74%        21.79%        5.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $96,555       $49,174       $2,754
Ratios to average net assets:
 Expenses...................................................      2.05%         2.02%        1.94%**
 Expenses, excluding waiver and payments by affiliate.......      2.05%         2.05%        2.04%**
 Net investment income......................................      1.00%         1.03%         .79%**
Portfolio turnover rate.....................................     97.62%        98.12%       36.75%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. ++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 100

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                    MUTUAL EUROPEAN FUND                         COUNTRY          SHARES             VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.6%
BANKING 4.9%
Banca Nazionale del Lavoro SpA, di Risp.....................      Italy           2,940,000       $  8,230,150

Banque Cantonale de Geneve, br. ............................   Switzerland           32,590          8,186,058

Banque Cantonale Vaudoise...................................   Switzerland           12,010          4,083,487

Kapital Holding.............................................     Denmark             26,073          1,290,438

Merita AS...................................................     Finland            460,800          2,930,395

Standard Chartered Plc. ....................................  United Kingdom        280,000          3,233,009

Union Bank of Norway, Primary Capital Cert., 144A...........      Norway            458,340          8,903,310
                                                                                                  ------------
                                                                                                    36,856,847
                                                                                                  ------------

BEVERAGES & TOBACCO 2.4%
Bbag Oesterreichische Brau-Beteiligungs AG..................     Austria            227,870         13,026,532

Heineken Holding NV, A......................................   Netherlands          102,800          4,929,930
                                                                                                  ------------
                                                                                                    17,956,462
                                                                                                  ------------

BROADCASTING & PUBLISHING 5.0%
*Modern Times Group AB......................................      Sweden            693,500         10,266,723

NV Holdingsmij de Telegraaf.................................   Netherlands          382,500         10,292,668

Seat Pagine Gialle SpA......................................      Italy          16,602,000         12,756,504

United News & Media Plc. ...................................  United Kingdom        495,600          4,291,819
                                                                                                  ------------
                                                                                                    37,607,714
                                                                                                  ------------

BUSINESS & PUBLIC SERVICES 8.3%
Corporate Services Group Plc., A............................  United Kingdom      3,198,500          8,062,104

*Global Unilabs Clinical Trials Ltd. .......................  United States         581,585                  0

IFIL Finanziaria Partecipazioni SpA.........................      Italy           1,744,000          7,303,059

Sophus Berendsen AS, B......................................     Denmark            237,400          8,243,444

Suez Lyonnaise des Eaux SA..................................      France            176,987         36,371,966

*Suez Lyonnaise des Eaux SA, fgn. ..........................      France             61,009              1,776

+*Uniholding Corp. .........................................  United States         581,585          2,217,293
                                                                                                  ------------
                                                                                                    62,199,642
                                                                                                  ------------

CHEMICALS .5%
Yule Catto & Company Plc. ..................................  United Kingdom        990,223          4,118,721
                                                                                                  ------------

DATA PROCESSING & REPRODUCTION .8%
Tecnost Mael SpA............................................      Italy           1,863,900          6,149,165
                                                                                                  ------------

ELECTRICAL & ELECTRONICS 2.2%
Philips Electronics NV......................................   Netherlands           97,900          6,572,921

Racal Electronics Plc. .....................................  United Kingdom      1,707,800          9,859,523
                                                                                                  ------------
                                                                                                    16,432,444
                                                                                                  ------------

ELECTRONIC COMPONENTS & INSTRUMENTS 1.3%
Spectra Physics AB, A.......................................      Sweden            818,200          9,639,776
                                                                                                  ------------


                                                                             101

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                    MUTUAL EUROPEAN FUND                         COUNTRY          SHARES             VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY EQUIPMENT & SERVICES 1.3%
*Cie Generale De Geophysique SA.............................      France             19,300       $  1,125,275

*Cie Generale De Geophysique SA, ADR........................      France            243,400          2,646,975

ISIS SA.....................................................      France             84,917          6,065,283
                                                                                                  ------------
                                                                                                     9,837,533
                                                                                                  ------------

ENERGY SOURCES 4.1%
British Petroleum Co. Plc., ADR.............................  United Kingdom         32,500          3,087,500

Electrafina SA..............................................     Belgium             77,000         10,086,235

*Fortum OYJ.................................................     Finland          1,315,000          8,180,768

Societe Elf Aquitaine SA, br. ..............................      France             81,500          9,424,833
                                                                                                  ------------
                                                                                                    30,779,336
                                                                                                  ------------

FINANCIAL SERVICES 4.6%
*Cir Cie Industriali Riunite SpA Torino.....................      Italy           7,165,000          8,042,985

*Cir Cie Industriali Riunite SpA Torino, Di Risp............      Italy             455,000            488,680

Corporacion Financiera Alba SA..............................      Spain              75,600         12,644,857

*Garban Plc. ...............................................  United Kingdom      1,421,753          5,464,187

Societe Generale Paris......................................      France             49,000          7,938,312
                                                                                                  ------------
                                                                                                    34,579,021
                                                                                                  ------------

FOOD & HOUSEHOLD PRODUCTS 4.6%
Hillsdown Holdings Plc. ....................................  United Kingdom      6,343,500          8,021,063

*Terranova Foods Plc. ......................................  United Kingdom      5,188,025          9,581,079

Van Melle NV................................................   Netherlands          246,458         16,678,300
                                                                                                  ------------
                                                                                                    34,280,442
                                                                                                  ------------

INDUSTRIAL COMPONENTS 2.5%
BTR Plc. ...................................................  United Kingdom      1,323,300          2,708,026

Finnveden Invest AB, B......................................      Sweden            497,400          7,639,752

Konin Emballage Ind. Van Leer...............................   Netherlands            8,503            178,968

Lucas Varity Plc. ..........................................  United Kingdom      2,500,000          8,235,588
                                                                                                  ------------
                                                                                                    18,762,334
                                                                                                  ------------

INSURANCE 1.7%
*Companhia de Seguros Imperio SA............................     Portugal           238,500          1,943,125

*Companhia de Seguros Mundial Confianca SA..................     Portugal           226,700          7,210,021

Sampo Insurance Co. Plc., A.................................     Finland             90,950          3,466,712
                                                                                                  ------------
                                                                                                    12,619,858
                                                                                                  ------------

LEISURE & TOURISM .8%
Thistle Hotels Plc. ........................................  United Kingdom      3,426,028          6,127,577
                                                                                                  ------------

MACHINERY & ENGINEERING 3.3%
IMI Plc. ...................................................  United Kingdom      1,140,000          4,504,617

Incentive AS................................................     Denmark            146,932          5,078,960

Siebe Plc. .................................................  United Kingdom      1,305,871          5,127,453


 102

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                    MUTUAL EUROPEAN FUND                         COUNTRY          SHARES             VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING (CONT.)
*Sulzer AG..................................................   Switzerland            2,600       $  1,582,526

TT Group Plc. ..............................................  United Kingdom      2,307,000          8,194,734
                                                                                                  ------------
                                                                                                    24,488,290
                                                                                                  ------------

MERCHANDISING 1.1%
FKI Plc. ...................................................  United Kingdom      3,641,700          8,149,216
                                                                                                  ------------

METALS & MINING 1.0%
Trelleborg AB, B............................................      Sweden            926,000          7,539,786
                                                                                                  ------------

MULTI-INDUSTRY 27.9%
Aker RGI ASA, A.............................................      Norway            709,700          7,451,897

Albatros Investissement SA..................................      France            235,000          8,413,591

*Anders Dioes AB............................................      Sweden            744,700          4,363,943

Atle AB.....................................................      Sweden            438,100          5,675,010

Berisford Plc. .............................................  United Kingdom        800,000          2,375,842

Brierley Investments Ltd. ..................................   New Zealand       68,487,600         15,556,812

CGIP-Compagnie Generale Industrie de Participation..........      France            246,510         13,591,543

Cie Financiere Richemont AG, A..............................   Switzerland            7,800         11,028,467

Cie Nationale A Portefeuille................................     Belgium             63,936          5,583,321

Custos AB, A................................................      Sweden            114,500          2,260,110

Custos AB, B................................................      Sweden            341,520          6,678,048

Fimalac SA..................................................      France             45,244          5,394,097

Financiere Et Industrielle Gaz Et Eaux SA...................      France             26,830          1,426,463

+Geveko AB, B...............................................      Sweden            552,134          5,789,853

Groupe Bruxelles Lambert SA.................................     Belgium             21,000          4,279,009

Investor AB, A..............................................      Sweden             65,300          2,908,202

Investor AB, B..............................................      Sweden            414,100         18,697,797

Invik & Co. AB, B...........................................      Sweden            137,212         11,172,237

Kinnevik AB, B..............................................      Sweden            373,300          8,750,154

Lagardere S.C.A. ...........................................      France            188,687          8,022,119

Montedison SpA..............................................      Italy          11,800,000         15,650,399

Oresund Investment AB.......................................      Sweden            344,233          8,323,629

*Saab AB, B.................................................      Sweden            952,400          9,987,170

*Societe Europeenne de Communication SA, ADR................      Sweden            245,266          4,445,446

*Societe Europeenne de Communication SA, A, ADR.............      Sweden            139,752          2,664,023

Ste Eurafrance..............................................      France             17,999         11,921,575

Tomkins Plc. ...............................................  United Kingdom      1,458,917          6,869,204
                                                                                                  ------------
                                                                                                   209,279,961
                                                                                                  ------------

REAL ESTATE 3.7%
*Asticus AB.................................................      Sweden            743,100          7,288,170

Castellum AB................................................      Sweden            500,000          5,428,212

*Fastighets AB Balder.......................................      Sweden            608,740          6,758,938


                                                                             103

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                    MUTUAL EUROPEAN FUND                         COUNTRY          SHARES             VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
(R)*Security Capital European Realty........................  United States         108,750       $  2,175,000

*Societe des Immeubles De France............................      France            259,328          5,798,229
                                                                                                  ------------
                                                                                                    27,448,549
                                                                                                  ------------

TELECOMMUNICATIONS 1.2%
Telecom Italia SpA..........................................      Italy             688,900          5,877,790

Telecom Italia SpA, di Risp.................................      Italy             550,900          3,462,206
                                                                                                  ------------
                                                                                                     9,339,996
                                                                                                  ------------

TRANSPORTATION 3.4%
ASG AB, B...................................................      Sweden            393,000          7,442,264

BTL AB, B...................................................      Sweden          1,468,200          5,796,146

De Sammensluttede Vognmaend AF, B...........................     Denmark              5,700            501,532

Railtrack Group Plc. .......................................  United Kingdom        468,500         12,253,257
                                                                                                  ------------
                                                                                                    25,993,199
                                                                                                  ------------

UTILITIES ELECTRICAL & GAS
VEBA AG.....................................................     Germany                700             41,481
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $598,539,498).....................                                       650,227,350
                                                                                                  ------------

                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
CORPORATE BONDS AND NOTES 1.4%
Eurotunnel Finance Ltd.:
  Equity Note 12/31/03......................................  United Kingdom      1,334,692GBP         643,974

  Participating Loan Note 4/30/40...........................  United Kingdom        780,000GBP         428,251

Eurotunnel Plc.:
  12/31/12 Tier 1...........................................  United Kingdom      1,189,649GBP       1,662,599

  12/31/18 Tier 2...........................................  United Kingdom      1,112,152GBP       1,443,272

  12/31/25 Tier 3...........................................  United Kingdom        610,000GBP         674,902

  12/31/50 Resettable Advance R5............................  United Kingdom        895,083GBP         551,004

  Stabilization Advance S8 Tier 1...........................  United Kingdom        155,206GBP          45,189

  Stabilization Advance S8 Tier 2...........................  United Kingdom         95,290GBP          22,196

Eurotunnel SA:
  12/31/12 Tier 1 (Libor)...................................      France          7,644,387FRF       1,149,491

  12/31/18 Tier 2 (Libor)...................................      France         12,205,944FRF       1,704,314

  12/31/18 Tier 2 (Pibor)...................................      France          1,186,943FRF         165,733

  12/31/25 Tier 3 (Libor)...................................      France         11,358,910FRF       1,342,036

  12/31/25 Tier 3 (Pibor)...................................      France          2,125,989FRF         251,182

  12/31/50 Resettable Advance R4............................      France          8,955,892FRF         577,158

  Stabilization Advance S7 Tier 1 (Libor)...................      France            725,463FRF          22,727

  Stabilization Advance S6 Tier 2...........................      France            494,894FRF          12,403
                                                                                                  ------------
TOTAL CORPORATE BONDS AND NOTES (COST $10,781,815)..........                                        10,696,431
                                                                                                  ------------


 104

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                    MUTUAL EUROPEAN FUND                         COUNTRY         AMOUNT**            VALUE
--------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION 2.5%
*Fokker NV:
  6.25%, 2/20/99............................................   Netherlands       16,800,000DEM    $  2,962,896

  6.50%, 2/20/99............................................   Netherlands        4,000,000DEM         705,451

  7.50%, 2/20/99............................................   Netherlands        4,500,000DEM         793,633

  trade claim...............................................   Netherlands        6,880,952NLG       2,786,553

*Glunz France SA, Bank Claim:
  5.3125%, 1/15/98, tranche 1...............................     Germany            645,800DEM         387,728

  5.3125%, 1/15/98, tranche 2...............................     Germany          2,870,223DEM       1,723,236

  4.50%, 1/18/98, tranche 3.................................     Germany          2,500,000DEM       1,410,903

*Glunz France SA, Bank Claim:
  zero coupon, 1/15/98......................................     Germany          3,250,000DEM       1,834,174

  4.2875%, 1/15/98..........................................      France         11,607,142FRF       1,813,317

  4.3813%, 1/15/98..........................................      France         10,714,285FRF       1,673,831

  4.68125%, 1/15/98.........................................      France            892,858FRF         139,486

  4.7813%, 1/15/98..........................................      France          1,785,714FRF         278,972

*Northampton Business Parks, bank claim.....................  United Kingdom     10,444,484GBP       2,089,227
                                                                                                  ------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $14,441,696)....                                        18,599,407
                                                                                                  ------------

SHORT TERM INVESTMENTS 10.0%
Fannie Mae, 4.50% to 5.28% with maturities to 12/23/99......  United States      54,888,000         53,309,749

Federal Home Loan Bank, 4.44% to 5.54% with maturities to
  11/12/99..................................................  United States      16,500,000         16,237,853

Federal Home Loan Mortgage Corp., 4.96%, 3/29/99............  United States       5,500,000          5,440,075
                                                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (COST $74,946,572).............                                        74,987,677
                                                                                                  ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $698,709,581).............................................                                       754,510,865
                                                                                                  ------------

(a)REPURCHASE AGREEMENT (COST $7,000,000) .9%
Bank Of New York Co. Inc., 4.25%, 01/04/99 (Maturity Value
  $7,003,306)
  Collateralized by U.S. Treasury Notes and Bonds...........  United States       7,000,000          7,000,000
                                                                                                  ------------
TOTAL INVESTMENTS (COST $705,709,581) 101.4%................                                       761,510,865
SECURITIES SOLD SHORT (2.6%)................................                                       (19,634,252)
NET EQUITY IN FORWARD CONTRACTS (.7%).......................                                        (5,148,339)
OTHER ASSETS, LESS LIABILITIES 1.9%.........................                                        14,185,953
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $750,914,227
                                                                                                  ------------
                                                                                                  ------------

                   SECURITIES SOLD SHORT
ISSUER
                                                                 COUNTRY             SHARES              VALUE
--------------------------------------------------------------------------------------------------------------
*Cap Gemini SA..............................................      France             52,550       $  8,438,178

Carrefour Supermarche SA....................................      France              8,260          6,238,398

Edison SpA..................................................      Italy             201,800          2,379,341

Telecom Italia Mobile SpA...................................      Italy             348,400          2,578,335
                                                                                                  ------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $16,176,469)..........                                      $ 19,634,252
                                                                                                  ------------
                                                                                                  ------------


                                                                             105

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

MUTUAL EUROPEAN FUND

CONTRACTS FOR DIFFERENCES                                                                  VALUE AT      UNREALIZED
ISSUER                                                        COUNTRY         SHARES       12/31/98         LOSS
----------------------------------------------------------------------------------------------------------------
Rentokil Initial Plc., cfd 4.42 ......................     United Kingdom     217,000     $1,628,267     $(250,500)
                                                                                          ----------     ---------
                                                                                          ----------     ---------

CURRENCY ABBREVIATIONS:

DEM -- German Mark
FRF  -- French Franc
GBP  -- British Pound
NLG  -- Dutch Guilder

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(a)At December 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
(R)Restricted securities (see note 6).
+Affiliated issuers (see note 7).
                       See Notes to Financial Statements.
 106

PAGE
FUND CATEGORY

[PYRAMID GRAPH]

MUTUAL FINANCIAL SERVICES FUND
Portfolio Breakdown
12/31/98
[PIE GRAPH]
Equities 86.8%
Bonds 1.6%
Short-Term Investments of Other Net Assets 11.6%

MUTUAL FINANCIAL SERVICES FUND

Your Fund's Goal: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds, and convertible securities issued by companies in the financial services industry. The fund normally will have at least 65% of its invested assets in the securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, and insurance companies.

In this annual report of the Mutual Financial Services Fund, which covers the 12 month period ended December 31, 1998, we discuss the fund's performance; the disparity in performance among large-capitalization financials versus medium- and small-cap companies; our value-based investment philosophy, how it has worked and why we remain committed to it; and our outlook for 1999.

FUND PERFORMANCE

The fund's Z class shares produced a 7.08% cumulative total return, as discussed in the performance summary on page 113. As in the past, the relevant comparisons to our performance are indexes or a group of funds composed solely or predominantly of financial services companies. We outperformed the Keefe, Bruyette & Woods 50 Index (KBW 50), which increased 6.1% over the same period.* We also outperformed a universe of

*Source: Keefe, Bruyette & Woods Inc. Index is unmanaged. Change in value measures price appreciation only and does not include reinvested dividends. One
cannot invest directly in an index.                                          107

PAGE
18 well-established financial services mutual funds that we monitor. Their median return was 6.3%. It should also be noted that the stocks in KBW's bank universe, a non-market-cap weighted group of approximately 200 banking companies followed by KBW's analysts, declined an average of 6.9% during 1998.*

LARGE-CAP VERSUS MEDIUM- AND SMALL-CAP FINANCIAL COMPANIES

The KBW universe's performance illustrates a phenomenon characterizing the overall stock market during 1998: large-cap companies outperforming all others. For example, the Standard & Poor's 500(R) Stock Index (a market-cap weighted index) increased 26.7% in 1998. If it were unweighted, it would have increased only 7.1%. Banking company performance was similar: large cap stocks 3.1%; mid-cap stocks -6.5%; small-cap stocks -9.2%; and micro-cap stocks -14.6%. Still, we believe that generally the best opportunities exist in smaller capitalization companies.

OUR VALUE PHILOSOPHY, HOW IT WORKED, AND WHY WE REMAIN COMMITTED TO IT

As you know, value investing is the cornerstone of Mutual Financial Services Fund's investment approach. Although 1998 was a challenging year for us, we believe the financial services sector can be a particularly fruitful one for skillful value investors. We

108                                        *Source: Keefe, Bruyette & Woods Inc.

PAGE
remain confident that our investment philosophy, executed properly, will deliver superior returns in this sector. The KBW universe contains more than 200 companies. During the reporting period, we purchased shares in four of the worst performers in this universe of stocks. As of the end of 1998, all of them had appreciated in value from when we purchased them.

For some time, we have believed that European financial companies were not as attractive as their U.S. counterparts. During the first six months of 1998, European financials strengthened considerably and their stock valuations became less attractive, so we reduced our European exposure from 26% of total net assets at December 31, 1997, to 18% at June 30, 1998. After August and September's sharp sell-off of domestic financials, we found such compelling values in the U.S. that we continued to divest of international holdings and our foreign exposure at year end was less than 10%. We believe large European banks may suffer earnings disappointments in 1999 with the advent of the European Monetary Union and the euro. We, therefore, do not anticipate significant European opportunities until valuations there reflect the difficult operating environment we expect.

TOP 5 HOLDINGS
MUTUAL FINANCIAL SERVICES FUND
12/31/98

  COMPANY,              % OF TOTAL
  INDUSTRY, COUNTRY     NET ASSETS
----------------------------------
  Bank One Corp.,
  Banking, U.S.           4.3%

  Western Bancorp,
  Banking, U.S.           3.9%

  Vermont Financial
  Services Corp.,
  Banking, U.S.           3.9%

  UST Corp., Inc.,
  Banking, U.S.           3.8%

  United Asset
  Management Corp.,
  Financial Services,
  U.S.                    3.1%

                                                                             109

PAGE
OUR OUTLOOK FOR 1999

We see several encouraging themes for 1999. Based on price-to-earnings ratios, small- and medium-cap banking companies represent the best bargains, and, at the end of 1998, were trading at their most attractive relative valuations in a long time. We expect to see a significant amount of consolidation in this area, particularly during the second half of 1999, and we have tried to position the fund to benefit from such an event. Indeed, the acquisition of Vermont Financial Services Corp., one of the funds largest holdings, by another Vermont bank was announced in December 1998. This in-market deal appears attractive to us, and we continue to own a significant position.

A key success factor for financial companies in 1999, in our opinion, will be revenue growth. Among the large companies that we own, several have demonstrated superior revenue growth capability, yet still trade at attractive valuations. For small-cap companies, we find ourselves with a significant concentration in two states, California (10%) and Texas (3%), in which we expect above-average economic growth and market share gains leading to strong revenue and earnings growth. Finally, our 10 largest positions comprise approximately 33% of total net assets, yet six of these are companies with market caps under $1.5 billion, which we expect to be beneficial in 1999.

110

PAGE
Of course, there are special risks involved with investing in a single industry, including increased sensitivity to economic, political, or regulatory developments, which can result in greater volatility than a fund investing in many different industries.

We appreciate your participation in Mutual Financial Services Fund.



Sincerely,

/S/ Raymond Garea
-----------------
Raymond Garea

/S/ James P. Agah
-----------------
James P. Agah
Assistant Portfolio Manager

                                                                             111

PAGE
MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY AS OF 12/31/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the fund's prospectus.

CLASS I:

Subject to the maximum 5.75% initial sales charge.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

For all share classes, Franklin Mutual Advisers has agreed in advance to waive all or a portion of its management fee and/or make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

PRICE AND DISTRIBUTION INFORMATION (1/1/98 - 12/31/98)


CLASS Z                         CHANGE        12/31/98  12/31/97
----------------------------------------------------------------
Net Asset Value                  $0.58         $12.85   $12.27

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.1900
Long-term capital gain          $0.0100
Short-term capital gain         $0.1000
      Total                     $0.3000

CLASS I                         CHANGE        12/31/98  12/31/97
----------------------------------------------------------------
Net Asset Value                  $0.60         $12.87   $12.27

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.1474
Long-term capital gain          $0.0100
Short-term capital gain         $0.1000
      Total                     $0.2574

CLASS II                        CHANGE        12/31/98  12/31/97
----------------------------------------------------------------
Net Asset Value                  $0.57         $12.83   $12.26

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.0830
Long-term capital gain          $0.0100
Short-term capital gain         $0.1000
      Total                     $0.1930

Mutual Financial Services Fund paid distributions derived from long-term capital gains of 1.0 cents ($0.100) per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

112                        Past performance is not predictive of future results.

PAGE
PERFORMANCE

                                                         SINCE
                                                       INCEPTION
CLASS Z                                     1-YEAR     (8/19/97)
----------------------------------------------------------------
Cumulative Total Return(1)                    7.08%     32.69%
Average Annual Total Return(2)                7.08%     22.99%
Value of $10,000 Investment(3)              $10,708    $13,269

                                                         SINCE
                                                       INCEPTION
CLASS I                                     1-YEAR     (8/19/97)
----------------------------------------------------------------
Cumulative Total Return(1)                    6.90%     32.37%
Average Annual Total Return(2)                0.74%     17.57%
Value of $10,000 Investment(3)              $10,074    $12,476

                                                         SINCE
                                                       INCEPTION
CLASS II                                    1-YEAR     (8/19/97)
----------------------------------------------------------------
Cumulative Total Return(1)                    6.13%     31.14%
Average Annual Total Return(2)                4.11%     21.04%
Value of $10,000 Investment(3)              $10,411    $12,983

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                        113

PAGE
MUTUAL FINANCIAL SERVICES FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The Keefe, Bruyette & Woods "KBW 50" index tracks the 50 largest U.S. banks' stocks. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

AVERAGE ANNUAL TOTAL RETURN              [GRAPH OF CLASS Z (8/19/97 - 12/31/98)]
12/31/98

CLASS Z
--------------------------

1-Year               7.08%

Since Inception     22.99%

AVERAGE ANNUAL TOTAL RETURN              [GRAPH OF CLASS I (8/19/97 - 12/31/98)]
12/31/98

CLASS I
--------------------------
1-Year               0.74%

Since Inception     17.57%

                      *Source: Keefe, Bruyette & Woods, Inc. Index is unmanaged.


114                    Past performance is not predictive of future results.

PAGE
[GRAPH OF CLASS II (8/19/97 - 12/31/98)]          AVERAGE ANNUAL TOTAL RETURN
                                                  12/31/98

                                                  CLASS II
                                                  --------------------------
                                                  1-Year               4.11%

                                                  Since Inception     21.04%

*Source: Keefe, Bruyette & Woods, Inc. Index is unmanaged. Change in value measures price appreciation only and does not include reinvested dividends. One cannot invest directly in an index.


Past performance is not predictive of future results.                        115

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights

MUTUAL FINANCIAL SERVICES FUND

                                                                        CLASS Z
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998++         1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.27         $10.00
                                                                -----------------------
Income from investment operations:
 Net investment income......................................         .24            .04
 Net realized and unrealized gains..........................         .64           2.35
                                                                -----------------------
Total from investment operations............................         .88           2.39
                                                                -----------------------
Less distributions from:
 Net investment income......................................        (.19)          (.03)
 Net realized gains.........................................        (.11)          (.09)
                                                                -----------------------
Total distributions.........................................        (.30)          (.12)
                                                                -----------------------
Net asset value, end of year................................      $12.85         $12.27
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................       7.08%         23.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $143,132       $136,350
Ratios to average net assets:
 Expenses...................................................       1.00%          1.00%**
 Expenses, excluding waiver and payments by affiliate.......       1.09%          1.62%**
 Net investment income......................................       1.76%          1.37%**
Portfolio turnover rate.....................................     136.76%         42.26%

*Total return is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding.
 116

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL FINANCIAL SERVICES FUND (CONT.)

                                                                        CLASS I
                                                                ------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                ------------------------
                                                                  1998           1997+
                                                                ------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.27         $10.00
                                                                ------------------------
Income from investment operations:
 Net investment income......................................         .17            .03
 Net realized and unrealized gains..........................         .69           2.35
                                                                ------------------------
Total from investment operations............................         .86           2.38
                                                                ------------------------
Less distributions from:
 Net investment income......................................        (.15)          (.02)
 Net realized gains.........................................        (.11)          (.09)
                                                                ------------------------
Total distributions.........................................        (.26)          (.11)
                                                                ------------------------
Net asset value, end of year................................      $12.87         $12.27
                                                                ------------------------
                                                                ------------------------
Total Return*...............................................       6.90%         23.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $164,989        $78,249
Ratios to average net assets:
 Expenses...................................................       1.35%          1.35%**
 Expenses, excluding waiver and payments by affiliate.......       1.44%          1.97%**
 Net investment income......................................       1.42%          1.02%**
Portfolio turnover rate.....................................     136.76%         42.26%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
                                                                             117

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Highlights (continued)

MUTUAL FINANCIAL SERVICES FUND (CONT.)

                                                                        CLASS II
                                                                ------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                ------------------------
                                                                  1998           1997+
                                                                ------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.26         $10.00
                                                                ------------------------
Income from investment operations:
 Net investment income......................................         .08            .01
 Net realized and unrealized gains..........................         .68           2.35
                                                                ------------------------
Total from investment operations............................         .76           2.36
                                                                ------------------------
Less distributions from:
 Net investment income......................................        (.08)          (.01)
 Net realized gains.........................................        (.11)          (.09)
                                                                ------------------------
Total distributions.........................................        (.19)          (.10)
                                                                ------------------------
Net asset value, end of year................................      $12.83         $12.26
                                                                ------------------------
                                                                ------------------------
Total Return*...............................................       6.13%         23.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $127,717        $43,207
Ratios to average net assets:
 Expenses...................................................       2.00%          2.00%**
 Expenses, excluding waiver and payments by affiliate.......       2.09%          2.62%**
 Net investment income......................................        .77%           .37%**
Portfolio turnover rate.....................................     136.76%         42.26%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
                       See Notes to Financial Statements.
 118

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

               MUTUAL FINANCIAL SERVICES FUND                    COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 87.7%
BANKING 51.1%
*Associated Banc Corp. .....................................  United States          54,400     $  1,859,800
Banca Nazionale del Lavoro SpA, di Risp.....................      Italy           4,530,000       12,681,150
*Banco Bansud SA, B.........................................    Argentina           188,000          807,247
Banco Latinoamericano de Exportaciones SA, E................      Panama            167,500        2,784,688
Bank of Commerce............................................  United States          78,900        1,321,575
Bank One Corp. .............................................  United States         363,100       18,540,794
Bankamerica Corp. ..........................................  United States          81,184        4,881,188
Banque Cantonale de Geneve, br. ............................   Switzerland           23,020        5,782,235
Banque Cantonale Vaudoise...................................   Switzerland            9,400        3,196,068
*Boston Private Financial Holdings Inc. ....................  United States         248,500        2,112,250
Chase Manhattan Corp. ......................................  United States         100,000        6,806,250
+*Civic Bancorp.............................................  United States         263,709        3,494,144
Countrywide Credit Industries Inc. .........................  United States          60,000        3,011,250
Credicorp Ltd. .............................................       Peru             200,000        1,800,000
Crestar Financial Corp. ....................................  United States          28,800        2,073,600
*First Commonwealth Financial Corp. ........................  United States          80,000        1,960,000
First Union Corp. ..........................................  United States         207,655       12,628,020
Fleet Financial Group Inc. .................................  United States          62,800        2,806,375
*Golden State Bancorp Inc., wts. ...........................  United States         937,500        4,277,344
Imperial Bancorp............................................  United States         582,700        9,687,388
Jeffbanks Inc. .............................................  United States         180,166        3,558,279
Kapital Holding.............................................     Denmark             48,123        2,381,765
M & T Bank Corp. ...........................................  United States           6,900        3,580,669
Mercantile Bancorporation Inc. .............................  United States          35,000        1,614,375
Merita Ltd., A..............................................     Finland            272,900        1,735,470
Mid-State Bancshares........................................  United States           8,200          229,600
National City Corp. ........................................  United States          62,900        4,560,250
+Pacific Bank NA............................................  United States         266,231       11,614,327
PNC Bank Corp. .............................................  United States          68,200        3,691,325
*Prime Bancshares Inc. .....................................  United States          90,000        1,552,500
+Professional Bancorp Inc. .................................  United States         155,616        2,723,280
*Prosperity Bancshares Inc. ................................  United States         143,800        1,779,525
+Rancho Santa Fe National Bank..............................  United States         347,223        5,208,345
*Regency Bancorp............................................  United States         100,000        1,355,625
*Regency Bancorp, wts.......................................  United States          10,000           35,563
*Silicon Valley Bancshares..................................  United States         160,000        2,725,000
(R)+*State National Bancshares Inc. ........................  United States         285,714        3,999,996
Texas Regional Bancshares Inc., A...........................  United States         177,200        4,441,075
Union Bank of Norway, Primary Capital Cert. 144A............      Norway            267,660        5,199,328
+Unionbancorp Inc. .........................................  United States         220,100        3,714,188
*United Security Bancorporation.............................  United States          38,350          580,044
UST Corp., Inc. ............................................  United States         698,059       16,448,015
*Vail Banks Inc.............................................  United States         100,000        1,218,750
Vermont Financial Services Corp. ...........................  United States         510,000       16,957,500
Warren Bancorp Inc. ........................................  United States         230,300        2,087,094
Western Bancorp.............................................  United States         585,721       17,132,339
                                                                                                ------------
                                                                                                 222,635,593
                                                                                                ------------

                                                                             119

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

               MUTUAL FINANCIAL SERVICES FUND                    COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DATA PROCESSING & REPRODUCTION .2%
*National Processing Inc. ..................................  United States         117,600     $    646,800
                                                                                                ------------
FINANCIAL SERVICES 31.2%
Advanta Corp., B............................................  United States         213,231        2,358,868
*Amerin Corp. ..............................................  United States           5,000          118,125
Baker Fentress & Co. .......................................  United States         247,829        3,794,882
Bankers Trust Corp. ........................................  United States           9,300          794,569
*Bank of NT Butterfield & Son Ltd. .........................     Bermuda             40,000          620,000
Bankatlantic Bancorp Inc., A................................  United States         402,600        2,591,738
+Broadway Financial Corp. ..................................  United States          56,662          393,093
CIT Group Inc., A...........................................  United States          88,000        2,799,500
Citizens Bancorp Indiana....................................  United States           7,200           89,100
Commercial Federal Corp. ...................................  United States         375,602        8,709,271
Commonwealth Bancorp Inc. ..................................  United States         123,500        1,921,969
Cowlitz Bancorporation......................................  United States         192,100        1,512,788
First Essex Bancorp Inc. ...................................  United States          64,500        1,161,000
*First Sierra Financial Inc. ...............................  United States         292,600        3,584,350
(R)+*Gateway American Bank of Florida.......................  United States         225,000        1,096,875
Greenpoint Financial Corp. .................................  United States         275,600        9,680,450
Household International Inc. ...............................  United States         174,870        6,929,224
Hubco Inc. .................................................  United States         150,000        4,518,750
*Imperial Credit Commercial Mortgage Investment Corp. ......  United States         250,000        2,343,750
Indymac Mortgage Holdings Inc. .............................  United States         210,100        2,219,181
Klamath First Bancorp Inc. .................................  United States         205,300        3,977,688
(R)*Laser Mortgage Management Inc. .........................  United States         212,300        1,154,381
Laurentian Bank of Canada...................................      Canada            173,100        3,268,164
Liberty Financial Companies Inc. ...........................  United States          30,300          818,100
*Life Financial Corp. ......................................  United States         264,600        1,223,775
*Long Beach Financial Corp. ................................  United States         548,900        4,116,750
Metris Cos. Inc. ...........................................  United States         138,900        6,988,406
Peoples Bancorp Inc. .......................................  United States       1,133,099       12,322,452
Pioneer Group Inc. .........................................  United States         247,100        4,880,225
+*Pointe Financial Corp. ...................................  United States         122,500        1,263,281
Sunamerica Inc. ............................................  United States          25,000        2,028,125
(R)*Superior Financial Corp. ...............................  United States         550,000        6,050,000
TCF Financial Corp. ........................................  United States         412,300        9,972,506
Timberland Bancorp Inc. ....................................  United States         216,600        2,653,350
United Asset Management Corp. ..............................  United States         522,600       13,587,600
Webster Financial Corp. ....................................  United States         163,600        4,488,775
                                                                                                ------------
                                                                                                 136,031,061
                                                                                                ------------
INSURANCE 5.2%
Argonaut Group Inc. ........................................  United States          18,050          442,225
Berkeley W R Corp. .........................................  United States          92,900        3,164,406
CMAC Investment Corp. ......................................  United States         141,300        6,490,969
*Companhia de Seguros Imperio SA............................     Portugal           239,900        1,954,531

 120

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

               MUTUAL FINANCIAL SERVICES FUND                    COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
*Companhia de Seguros Mundial Confianca SA..................     Portugal            28,000     $    890,519
Sampo Insurance Co. Plc., A.................................     Finland             59,000        2,248,884
*Scottish Annuity & Life Holdings Ltd. .....................  United States         195,000        2,681,250
Selective Insurance Group Inc. .............................  United States         242,408        4,878,461
                                                                                                ------------
                                                                                                  22,751,245
                                                                                                ------------
TOTAL COMMON STOCKS (COST $373,918,824).....................                                     382,064,699
                                                                                                ------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
BONDS .9%
Matrix Capital Corp., 11.50%, 9/30/04.......................  United States     $ 3,200,000        2,784,000
(R)Source Capital Corp., 7.50%, 3/01/08.....................  United States       1,400,000        1,154,706
                                                                                                ------------
TOTAL BONDS (COST $4,570,000)...............................                                       3,938,706
                                                                                                ------------
BONDS & NOTES IN REORGANIZATION .7%
Mercury Finance Co., bank claim, MTN, 7.42%, 6/29/00........  United States         151,528          136,375
Mercury Finance Co., Commercial Paper:
  2/11/97...................................................  United States       1,015,351          913,816
  2/18/97...................................................  United States       2,467,612        2,220,851
                                                                                                ------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $3,206,643).....                                       3,271,042
                                                                                                ------------
SHORT TERM INVESTMENTS 9.0%
Fannie Mae, 4.249% to 5.37%, with maturities to 12/23/99....  United States      30,400,000       29,503,090
Federal Home Loan Bank, 4.44% to 5.28%, with maturities to
  11/12/99..................................................  United States       9,000,000        8,790,668
Federal Home Loan Mortgage Corp., 4.31%, 7/21/99............  United States       1,000,000          973,210
                                                                                                ------------
TOTAL SHORT TERM INVESTMENTS (COST $39,290,216).............                                      39,266,968
                                                                                                ------------
TOTAL INVESTMENTS (COST $420,985,683) 98.3%.................                                     428,541,415
SECURITIES SOLD SHORT (.9%).................................                                      (4,179,175)
NET EQUITY IN FORWARD CONTRACTS (.3%).......................                                      (1,181,546)
OTHER ASSETS, LESS LIABILITIES 2.9%.........................                                      12,657,027
                                                                                                ------------
TOTAL NET ASSETS 100.0%.....................................                                    $435,837,721
                                                                                                ------------
                                                                                                ------------

SECURITIES SOLD SHORT
ISSUER                                                           COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
Suntrust Banks Inc. ........................................  United States          27,600     $  2,111,400
American International Group Inc. ..........................  United States          21,400        2,067,775
                                                                                                ------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $3,992,947)...........                                    $  4,179,175
                                                                                                ------------
                                                                                                ------------

*Non-income producing
**Securities traded in U.S. dollars.
(R)Restricted securities (see note 6).
+Affiliated issuers (see note 7).
                       See Notes to Financial Statements.
                                                                             121

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                               MUTUAL SHARES     MUTUAL QUALIFIED    MUTUAL BEACON
                                                                    FUND               FUND               FUND
                                                               ----------------------------------------------------
Assets:
 Investments in securities, at cost:
  Unaffiliated issuers......................................   $6,755,812,449     $3,795,857,198     $4,470,538,130
  Controlled affiliates.....................................       83,329,160         32,384,178         35,849,103
  Non controlled affiliates.................................      421,694,626        239,526,171        106,925,393
                                                               ----------------------------------------------------
 Investments in securities, at value:
  Unaffiliated issuers......................................    7,995,667,019      4,477,107,169      5,246,158,014
  Controlled affiliates.....................................      139,122,318         52,903,549         61,442,585
  Non controlled affiliates.................................      646,313,396        256,623,017         95,478,716
                                                               ----------------------------------------------------
 Total Investments in securities, at value..................   $8,781,102,733     $4,786,633,735     $5,403,079,315
 Repurchase agreement, at value and cost....................               --          1,800,000                 --
 Cash.......................................................       62,248,713         59,049,029         75,591,611
 Receivables:
  Investment securities sold................................       89,282,099         70,982,463         82,087,482
  Capital shares sold.......................................        7,840,712          5,644,850          5,261,558
  Dividends and interest....................................       23,322,253         12,101,407         18,288,482
  From affiliates...........................................          533,209            324,856            434,470
 Unrealized gain on forward exchange contracts (Note 8).....       14,265,700          9,144,053         14,834,317
 Deposits with broker for securities sold short.............      265,426,790        183,450,062        155,175,674
                                                               ----------------------------------------------------
      Total assets..........................................    9,244,022,209      5,129,130,455      5,754,752,909
                                                               ----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased...........................       65,474,863         43,942,720         38,473,861
  Capital shares redeemed...................................       38,028,125         35,719,160         28,847,618
  To affiliates.............................................        8,309,835          4,329,966          5,306,189
 Options written, at value (premiums received $89,525,
  $49,246, $55,609).........................................           17,275              9,375             10,637
 Securities sold short, at value (proceeds $281,794,891,
  $168,918,800, $153,247,075)...............................      332,167,328        195,841,330        181,183,305
 Unrealized loss on forward exchange contracts (Note 8).....       16,607,628         10,681,265         20,884,590
 Due to broker-variation margin.............................          124,632          2,843,385          1,149,204
 Accrued expenses...........................................          688,956            492,281            532,384
                                                               ----------------------------------------------------
      Total liabilities.....................................      461,418,642        293,859,482        276,387,788
                                                               ----------------------------------------------------
Net assets, at value........................................   $8,782,603,567     $4,835,270,973     $5,478,365,121
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
Net assets consist of:
 Undistributed net investment income........................   $    5,008,347     $           --     $           --
 Accumulated distributions in excess of net investment
   income...................................................               --         (6,722,046)       (26,929,334)
 Net unrealized appreciation................................    1,467,499,751        690,144,908        755,569,747
 Accumulated net realized gain..............................      133,700,373        121,302,119         93,627,496
 Capital shares.............................................    7,176,395,096      4,030,545,992      4,656,097,212
                                                               ----------------------------------------------------
Net assets, at value........................................   $8,782,603,567     $4,835,270,973     $5,478,365,121
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------

 122

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 1998

                                                               MUTUAL SHARES     MUTUAL QUALIFIED    MUTUAL BEACON
                                                                    FUND               FUND               FUND
                                                               ----------------------------------------------------
CLASS Z:
 Net assets, at value.......................................   $6,279,026,201     $3,942,518,632     $4,030,517,115
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Shares outstanding.........................................      321,254,341        239,532,404        307,102,017
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Net asset value and maximum offering price per share.......           $19.55              $16.46            $13.12
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
CLASS I:
 Net assets, at value.......................................   $1,509,646,854     $  570,142,830     $  947,443,695
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Shares outstanding.........................................       77,429,363         34,721,323         72,362,807
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Net asset value per share..................................           $19.50              $16.42            $13.09
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Maximum offering price per share (net asset value /
   94.25%)..................................................           $20.69              $17.42            $13.89
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
CLASS II:
 Net assets, at value.......................................   $  993,930,512     $  322,609,511     $  500,404,311
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Shares outstanding.........................................       51,209,632         19,725,821         38,365,916
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Net asset value per share*.................................           $19.41              $16.35            $13.04
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------
 Maximum offering price per share (net asset value /
   99.00%)..................................................           $19.61              $16.52            $13.17
                                                               ----------------------------------------------------
                                                               ----------------------------------------------------

*Redemption price is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                             123

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 1998

                                                               MUTUAL DISCOVERY    MUTUAL EUROPEAN    MUTUAL FINANCIAL
                                                                     FUND               FUND           SERVICES FUND
                                                               -------------------------------------------------------
Assets:
 Investments in securities, at cost:
  Unaffiliated issuers......................................    $3,275,074,160      $687,321,383        $388,046,107
  Controlled affiliates.....................................        34,928,856                --                  --
  Non controlled affiliates.................................       283,336,812        11,388,198          32,939,576
                                                               -------------------------------------------------------
 Investments in securities, at value:
  Unaffiliated issuers......................................     3,581,703,478       746,503,719         395,033,886
  Controlled affiliates.....................................        43,763,629                --                  --
  Non controlled affiliates.................................       224,458,657         8,007,146          33,507,529
                                                               -------------------------------------------------------
 Total Investments in securities, at value..................    $3,849,925,764      $754,510,865        $428,541,415
 Repurchase agreement, at value and cost....................        15,500,000         7,000,000                  --
 Cash.......................................................       142,274,885        26,790,206           3,775,091
 Receivables:
  Investment securities sold................................        79,347,616        12,390,130          14,103,407
  Capital shares sold.......................................         5,165,486         2,719,787             700,256
  Dividends and interest....................................        12,266,335         2,237,404           1,156,327
  From affiliates...........................................           323,113                --                  --
 Unrealized gain on forward exchange contracts (Note 8).....        20,162,476         5,807,794             855,799
 Deposits with broker for securities sold short.............        74,925,551                --             493,455
 Other assets...............................................         1,585,033                --                  --
                                                               -------------------------------------------------------
      Total assets..........................................     4,201,476,259       811,456,186         449,625,750
                                                               -------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased...........................        17,201,387        23,400,926           3,251,441
  Capital shares redeemed...................................        30,566,687         5,033,659           3,232,429
  To affiliates.............................................         5,059,890           913,735             975,741
 Options written, at value (premiums received $46,106)......             9,112                --                  --
 Securities sold short, at value (proceeds $142,482,346,
  $16,176,469, $3,992,947)..................................       169,346,714        19,634,252           4,179,175
 Unrealized loss on forward exchange contracts (Note 8).....        39,974,772        10,956,133           2,037,345
 Due to broker-variation margin.............................           973,140           478,181                  --
 Accrued expenses...........................................           591,785           125,073             111,898
                                                               -------------------------------------------------------
      Total liabilities.....................................       263,723,487        60,541,959          13,788,029
                                                               -------------------------------------------------------
Net assets, at value........................................    $3,937,752,772      $750,914,227        $435,837,721
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
Net assets consist of:
 Undistributed net investment income........................    $           --      $         --        $    662,433
 Accumulated distributions in excess of net investment
   income...................................................       (45,045,911)       (2,431,378)                 --
 Net unrealized appreciation................................       211,246,260        46,944,662           6,187,958
 Accumulated net realized gain..............................        49,435,922         4,578,672                  --
 Accumulated distributions in excess of net realized gain...                --                --          (1,779,073)
 Capital shares.............................................     3,722,116,501       701,822,271         430,766,403
                                                               -------------------------------------------------------
Net assets, at value........................................    $3,937,752,772      $750,914,227        $435,837,721
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------

 124

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 1998

                                                               MUTUAL DISCOVERY    MUTUAL EUROPEAN    MUTUAL FINANCIAL
                                                                     FUND               FUND           SERVICES FUND
                                                               -------------------------------------------------------
CLASS Z:
 Net assets, at value.......................................    $2,514,144,362      $483,873,208        $143,131,554
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Shares outstanding.........................................       145,619,362        38,578,050          11,137,627
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Net asset value and maximum offering price per share.......            $17.27             $12.54               $12.85
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
CLASS I:
 Net assets, at value.......................................    $  859,847,661      $170,486,038        $164,989,419
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Shares outstanding.........................................        50,016,964        13,668,766          12,824,019
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Net asset value per share..................................            $17.19             $12.47               $12.87
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Maximum offering price per share (net asset value /
   94.25%)..................................................            $18.24             $13.23               $13.65
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
CLASS II:
 Net assets, at value.......................................    $  563,760,749      $ 96,554,981        $127,716,748
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Shares outstanding.........................................        32,864,405         7,753,961           9,952,021
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Net asset value per share*.................................            $17.15             $12.45               $12.83
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
 Maximum offering price per share (net asset value /
   99.00%)..................................................            $17.32             $12.58               $12.96
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------

*Redemption price is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                             125

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                               MUTUAL SHARES    MUTUAL QUALIFIED    MUTUAL BEACON
                                                                   FUND               FUND              FUND
                                                               --------------------------------------------------
Investment Income:
 Dividends*.................................................   $ 148,728,155     $  95,702,048      $ 128,502,085
 Interest...................................................     134,618,671        66,745,646         71,470,992
                                                               --------------------------------------------------
      Total investment income...............................     283,346,826       162,447,694        199,973,077
                                                               --------------------------------------------------
Expenses:
 Management fees (Note 3)...................................      59,068,503        34,762,293         39,589,767
 Administrative fees (Note 3)...............................       7,602,885         4,477,006          5,096,295
 Distribution fees (Note 3)
  Class I...................................................       5,206,450         2,033,096          3,290,086
  Class II..................................................       9,481,190         3,176,738          4,816,118
 Transfer agent fees (Note 3)...............................       6,253,487         4,777,882          4,949,218
 Custodian fees.............................................         618,323           490,466            720,806
 Reports to shareholders....................................         531,631           341,046            185,576
 Registration and filing fees...............................         756,362           448,023            744,808
 Professional fees..........................................         314,748           246,693            406,941
 Directors' fees and expenses...............................         265,486           154,635            179,013
 Other......................................................         173,935           122,967            168,473
                                                               --------------------------------------------------
      Total expenses........................................      90,273,000        51,030,845         60,147,101
      Expenses waived/paid by affiliate (Note 3)............      (3,300,571)       (1,841,738)        (1,939,861)
                                                               --------------------------------------------------
         Net expenses.......................................      86,972,429        49,189,107         58,207,240
                                                               --------------------------------------------------
           Net investment income............................     196,374,397       113,258,587        141,765,837
                                                               --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     574,917,347       444,641,369        400,494,391
  Foreign currency transactions.............................       8,264,870        (3,919,894)        (9,429,581)
                                                               --------------------------------------------------
      Net realized gain.....................................     583,182,217       440,721,475        391,064,810
 Net unrealized depreciation on:
  Investments...............................................    (807,826,169)     (555,979,666)      (406,624,373)
  Translation of assets and liabilities denominated in
   foreign currencies.......................................     (19,475,349)      (13,621,805)       (21,347,030)
                                                               --------------------------------------------------
      Net unrealized depreciation...........................    (827,301,518)     (569,601,471)      (427,971,403)
                                                               --------------------------------------------------
Net realized and unrealized loss............................    (244,119,301)     (128,879,996)       (36,906,593)
                                                               --------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations................................................   $ (47,744,904)    $ (15,621,409)     $ 104,859,244
                                                               --------------------------------------------------
                                                               --------------------------------------------------

*Net of foreign taxes of $6,933,282, $5,637,998, and $10,742,506 for Mutual
Shares Fund, Mutual Qualified Fund and Mutual Beacon Fund, respectively.
                       See Notes to Financial Statements.
 126

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                               MUTUAL DISCOVERY    MUTUAL EUROPEAN    MUTUAL FINANCIAL
                                                                     FUND               FUND           SERVICES FUND
                                                               -------------------------------------------------------
Investment Income:
 Dividends*.................................................    $  92,844,164       $ 17,964,517        $  8,645,374
 Interest...................................................       51,195,695          8,279,189           4,311,789
                                                               -------------------------------------------------------
      Total investment income...............................      144,039,859         26,243,706          12,957,163
                                                               -------------------------------------------------------
Expenses:
 Management fees (Note 3)...................................       41,019,712          6,843,216           3,742,268
 Administrative fees (Note 3)...............................        3,963,633            662,299             359,815
 Distribution fees (Note 3)
   Class I..................................................        3,165,116            567,837             556,658
   Class II.................................................        5,586,320            890,040           1,058,630
 Transfer agent fees (Note 3)...............................        5,093,322            875,635             683,000
 Custodian fees.............................................          867,543            287,985              85,613
 Reports to shareholders....................................          368,895             42,744              95,575
 Registration and filing fees...............................          597,795            188,602             116,700
 Professional fees..........................................          340,443             31,680              19,300
 Directors' fees and expenses...............................          141,780             23,813              11,800
 Other......................................................          200,894                593               4,191
                                                               -------------------------------------------------------
      Total expenses........................................       61,345,453         10,414,444           6,733,550
      Expenses waived/paid by affiliate (Note 3)............       (1,283,861)                --            (435,798)
                                                               -------------------------------------------------------
         Net expenses.......................................       60,061,592         10,414,444           6,297,752
                                                               -------------------------------------------------------
           Net investment income............................       83,978,267         15,829,262           6,659,411
                                                               -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      190,671,157         17,474,693          (2,325,831)
  Foreign currency transactions.............................      (25,966,485)       (11,191,693)            651,035
                                                               -------------------------------------------------------
      Net realized gain (loss)..............................      164,704,672          6,283,000          (1,674,796)
 Net unrealized depreciation on:
  Investments...............................................     (385,821,443)       (11,034,440)         (8,160,917)
  Translation of assets and liabilities denominated in
   foreign currencies.......................................      (48,189,632)       (10,517,767)         (2,514,341)
                                                               -------------------------------------------------------
      Net unrealized depreciation...........................     (434,011,075)       (21,552,207)        (10,675,258)
                                                               -------------------------------------------------------
Net realized and unrealized loss............................     (269,306,403)       (15,269,207)        (12,350,054)
                                                               -------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations................................................    $(185,328,136)      $    560,055        $ (5,690,643)
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------

*Net of foreign taxes of $12,044,314, $2,728,344, and $359,513 for Mutual
Discovery Fund, Mutual European Fund and Mutual Financial Services Fund, respectively.
                       See Notes to Financial Statements.
                                                                             127

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                          MUTUAL SHARES FUND                   MUTUAL QUALIFIED FUND
                                                   -----------------------------------------------------------------------
                                                        1998              1997                 1998              1997
                                                   -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........................   $   196,374,397   $  151,211,050       $   113,258,587   $   94,485,016
  Net realized gain from investments and foreign
   currency transactions........................       583,182,217      763,745,787           440,721,475      500,461,624
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign
   currencies...................................      (827,301,518)     932,565,733          (569,601,471)     533,777,454
                                                   -----------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations.................       (47,744,904)   1,847,522,570           (15,621,409)   1,128,724,094
 Distributions to shareholders from:
  Net investment income:
   Class Z......................................      (164,855,136)    (186,061,271)         (104,418,623)    (168,780,477)
   Class I......................................       (33,970,722)     (20,965,055)          (12,591,220)     (12,569,160)
   Class II.....................................       (16,236,799)     (10,947,344)           (5,201,123)      (5,635,204)
  Net realized gains:
   Class Z......................................      (405,815,356)    (544,604,116)         (311,180,836)    (369,181,157)
   Class I......................................       (95,152,617)     (64,397,717)          (43,430,197)     (29,093,524)
   Class II.....................................       (62,745,269)     (38,739,615)          (24,765,851)     (14,664,407)
 Capital share transactions (Note 2):
   Class Z......................................    (1,084,039,468)     410,817,174          (887,186,415)     425,302,131
   Class I......................................       628,757,143      994,313,815           184,555,922      430,616,322
   Class II.....................................       465,320,320      617,578,010           130,852,525      222,220,146
                                                   -----------------------------------------------------------------------
    Net increase (decrease) in net assets.......      (816,482,808)   3,004,516,451        (1,088,987,227)   1,606,938,764
Net assets:
 Beginning of year..............................   $ 9,599,086,375   $6,594,569,924       $ 5,924,258,200   $4,317,319,436
                                                   -----------------------------------------------------------------------
 End of year....................................   $ 8,782,603,567   $9,599,086,375       $ 4,835,270,973   $5,924,258,200
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
Undistributed net investment
 income/(Distributions in excess of net
 investment income) included in net assets:
 End of year....................................   $     5,008,347   $   18,844,839       $    (6,722,046)  $   (9,120,509)
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------

                       See Notes to Financial Statements.
 128

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                          MUTUAL BEACON FUND                   MUTUAL DISCOVERY FUND
                                                   -----------------------------------------------------------------------
                                                        1998              1997                 1998              1997
                                                   -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........................   $   141,765,837   $  112,721,352       $    83,978,267   $   72,518,685
  Net realized gain from investments and foreign
   currency transactions........................       391,064,810      659,094,557           164,704,672      452,571,045
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign
   currencies...................................      (427,971,403)     443,470,119          (434,011,075)     289,296,043
                                                   -----------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations.................       104,859,244    1,215,286,028          (185,328,136)     814,385,773
 Distributions to shareholders from:
  Net investment income:
   Class Z......................................      (137,278,406)    (198,852,305)          (74,719,859)    (152,494,403)
   Class I......................................       (27,206,575)     (22,305,892)          (20,468,910)     (23,444,470)
   Class II.....................................       (11,323,821)      (9,409,819)           (9,767,282)     (12,030,869)
  Net realized gains:
   Class Z......................................      (268,697,611)    (463,412,045)         (138,830,937)    (256,049,659)
   Class I......................................       (59,012,359)     (56,734,666)          (40,521,871)     (42,486,398)
   Class II.....................................       (31,235,735)     (27,054,167)          (25,858,757)     (24,238,635)
 Capital share transactions (Note 2):
   Class Z......................................    (1,347,918,137)     306,526,781        (1,059,140,516)     587,412,816
   Class I......................................       276,437,276      709,709,228           279,367,028      670,558,331
   Class II.....................................       184,975,294      352,291,753           236,895,123      390,977,659
                                                   -----------------------------------------------------------------------
    Net increase (decrease) in net assets.......    (1,316,400,830)   1,806,044,896        (1,038,374,117)   1,952,590,145
Net assets:
 Beginning of year..............................   $ 6,794,765,951   $4,988,721,055       $ 4,976,126,889   $3,023,536,744
                                                   -----------------------------------------------------------------------
 End of year....................................   $ 5,478,365,121   $6,794,765,951       $ 3,937,752,772   $4,976,126,889
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
Distributions in excess of net investment income
 included in net assets:
 End of year....................................   $   (26,929,334)  $  (13,240,115)      $   (45,045,911)  $  (31,183,193)
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------

                       See Notes to Financial Statements.
                                                                             129

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                             MUTUAL EUROPEAN FUND           MUTUAL FINANCIAL SERVICES FUND
                                                          -----------------------------------------------------------------
                                                              1998           1997                1998             1997
                                                          -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................   $ 15,829,262   $ 16,130,376        $  6,659,411     $    586,662
  Net realized gain (loss) from investments and foreign
   currency transactions...............................      6,283,000     74,561,133          (1,674,796)       5,249,927
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies.......    (21,552,207)    40,060,817         (10,675,258)      16,863,216
                                                          ----------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations..................................        560,055    130,752,326          (5,690,643)      22,699,805
 Distributions to shareholders from:
  Net investment income:
   Class Z.............................................    (13,601,975)   (34,010,794)         (2,372,985)        (312,463)
   Class I.............................................     (3,913,014)    (5,190,859)         (1,942,133)        (127,466)
   Class II............................................     (1,783,371)    (2,628,833)           (823,564)         (17,029)
  Net realized gains:
   Class Z.............................................    (17,368,914)   (22,774,808)         (1,988,317)        (937,387)
   Class I.............................................     (5,010,752)    (3,590,901)         (1,546,395)        (541,128)
   Class II............................................     (2,814,880)    (1,912,553)         (1,039,797)        (289,180)
 Capital share transactions (Note 2):
   Class Z.............................................    (43,585,595)    36,143,016           8,045,868      124,473,660
   Class I.............................................     91,968,786     83,196,564          94,697,681       72,594,863
   Class II............................................     57,278,350     46,753,423          90,692,510       40,261,821
                                                          ----------------------------------------------------------------
    Net increase in net assets.........................     61,728,690    226,736,581         178,032,225      257,805,496
Net assets:
 Beginning of year.....................................   $689,185,537   $462,448,956        $257,805,496     $         --
                                                          ----------------------------------------------------------------
 End of year...........................................   $750,914,227   $689,185,537        $435,837,721     $257,805,496
                                                          ----------------------------------------------------------------
                                                          ----------------------------------------------------------------
Undistributed net investment income/(Distributions in
 excess of net investment income) included in net
 assets:
 End of year...........................................   $ (2,431,378)  $    119,297        $    662,433     $    108,579
                                                          ----------------------------------------------------------------
                                                          ----------------------------------------------------------------

                       See Notes to Financial Statements.
 130

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund, Inc. (the Series Fund) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of six series (the Funds). The Funds and their investment objectives are:

Mutual Shares Fund, Mutual Qualified Fund and Mutual Beacon Fund seek long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities.

Mutual Discovery Fund seeks long-term capital appreciation by investing in small capitalization companies.

Mutual European Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 65% of its invested assets in stocks and corporate debt securities of European countries.

Mutual Financial Services Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industries.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                                             131

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. FORWARD EXCHANGE CONTRACTS:

The Funds may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Funds' equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

g. CONTRACTS FOR DIFFERENCES:

Short contracts for differences are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the

 132

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. CONTRACTS FOR DIFFERENCES (CONT.)
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the contracts for difference and may realize a loss.

h. SECURITIES SOLD SHORT:

The Funds are engaged in selling securities short, which obligates each Fund to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

i. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Funds may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

j. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

During the year ended December 31, 1998, the Funds offered three classes of shares: Class Z, Class I and Class II. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Funds began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

                                                                             133

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)
Effective February 3, 1997, the shares of the Mutual Shares Fund, Mutual Qualified Fund, and Mutual Beacon Fund were split on a 5-for-1, 2-for-1, and 3-for-1 basis, respectively. All previously reported per share data for these Funds have been restated to give effect to the splits.

At December 31, 1998, the following Fund shares were authorized ($0.001 par value) and designated as Class Z, Class I and Class II shares:

                         MUTUAL           MUTUAL          MUTUAL           MUTUAL           MUTUAL        MUTUAL FINANCIAL
                       SHARES FUND    QUALIFIED FUND    BEACON FUND    DISCOVERY FUND    EUROPEAN FUND     SERVICES FUND
                       ---------------------------------------------------------------------------------------------------
Class Z..............   1 Billion      750 Million      750 Million     200 Million       200 Million       200 Million
Class I..............  250 Million     200 Million      300 Million     100 Million       100 Million       100 Million
Class II.............  250 Million     200 Million      300 Million     100 Million       100 Million       100 Million

Transactions in the Funds' shares were as follows:

                                                 MUTUAL SHARES FUND                            MUTUAL QUALIFIED FUND
                            ----------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold..............    19,502,032   $   413,844,106     6,313,080   $ 551,052,039      24,990,204   $   453,463,894
 Shares issued on
 reinvestment of
 distributions............    25,912,149       507,736,078    32,082,168     672,754,666      24,296,181       400,283,129
 Shares issued on 5-for-1
 stock split..............            --                --   297,727,890              --              --                --
 Shares issued on 2-for-1
 stock split..............            --                --            --              --              --                --
 Shares redeemed..........   (95,950,368)   (2,005,619,652)  (34,805,380)   (812,989,531)    (97,884,948)   (1,740,933,438)
                            ----------------------------------------------------------------------------------------------
Net increase (decrease)...   (50,536,187)  $(1,084,039,468)  301,317,758   $ 410,817,174     (48,598,563)  $  (887,186,415)
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                              MUTUAL QUALIFIED FUND
                            ---------------------------
                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------

CLASS Z SHARES:
 Shares sold..............   28,947,428   $ 555,692,495
 Shares issued on
 reinvestment of
 distributions............   29,019,596     520,410,337
 Shares issued on 5-for-1
 stock split..............           --              --
 Shares issued on 2-for-1
 stock split..............  131,387,870              --
 Shares redeemed..........  (33,248,338)   (650,800,701)
Net increase (decrease)...  156,106,556   $ 425,302,131

 134

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                 MUTUAL SHARES FUND                            MUTUAL QUALIFIED FUND
                            ----------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS I SHARES:
 Shares sold..............    46,308,752   $ 1,006,489,888    45,117,270   $ 988,714,584      18,574,657   $   343,918,754
 Shares issued on
 reinvestment of
 distributions............     6,240,384       121,708,309     3,784,679      79,046,346       3,214,074        52,672,488
 Shares issued on 5-for-1
 stock split..............            --                --     3,159,210              --              --                --
 Shares issued on 2-for-1
 stock split..............            --                --            --              --              --                --
 Shares redeemed..........   (24,191,574)     (499,441,054)   (3,362,536)    (73,447,115)    (12,017,429)     (212,035,320)
                            ----------------------------------------------------------------------------------------------
 Net increase.............    28,357,562   $   628,757,143    48,698,623   $ 994,313,815       9,771,302   $   184,555,922
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                              MUTUAL QUALIFIED FUND
                            ---------------------------
                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------
CLASS I SHARES:
 Shares sold..............   22,087,534   $ 422,773,720
 Shares issued on
 reinvestment of
 distributions............    2,193,149      39,101,823
 Shares issued on 5-for-1
 stock split..............           --              --
 Shares issued on 2-for-1
 stock split..............    1,682,112              --
 Shares redeemed..........   (1,640,674)    (31,259,221)
 Net increase.............   24,322,121   $ 430,616,322

                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS II SHARES:
 Shares sold..............    28,245,508   $   612,709,669    26,987,282   $ 593,740,934       9,583,122   $   177,957,854
 Shares issued on
 reinvestment of
 distributions............     3,814,215        74,005,389     2,226,926      46,322,849       1,662,767        27,085,606
 Shares issued on 5-for-1
 stock split..............            --                --     1,696,268              --              --                --
 Shares issued on 2-for-1
 stock split..............            --                --            --              --              --                --
 Shares redeemed..........   (10,921,730)     (221,394,738)   (1,020,690)    (22,485,773)     (4,328,390)      (74,190,935)
                            ----------------------------------------------------------------------------------------------
 Net increase.............    21,137,993   $   465,320,320    29,889,786   $ 617,578,010       6,917,499   $   130,852,525
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------
CLASS II SHARES:
 Shares sold..............   11,295,820   $ 212,817,722
 Shares issued on
 reinvestment of
 distributions............    1,021,520      18,141,902
 Shares issued on 5-for-1
 stock split..............           --              --
 Shares issued on 2-for-1
 stock split..............      655,259              --
 Shares redeemed..........     (471,298)     (8,739,478)
 Net increase.............   12,501,301   $ 222,220,146

                                                                             135

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                 MUTUAL BEACON FUND                            MUTUAL DISCOVERY FUND
                            ----------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold..............    29,538,240   $   423,539,531    40,718,198   $ 643,612,541      25,432,957   $   499,887,354
 Shares issued on
 reinvestment of
 distributions............    28,882,302       383,214,544    44,736,434     624,735,916      11,109,339       203,205,264
 Shares issued on 3-for-1
 stock split..............            --                --   251,723,338              --              --                --
 Shares redeemed..........  (153,566,842)   (2,154,672,212)  (61,246,008)   (961,821,676)    (96,260,843)   (1,762,233,134)
                            ----------------------------------------------------------------------------------------------
 Net increase
 (decrease)...............   (95,146,300)  $(1,347,918,137)  275,931,962   $ 306,526,781     (59,718,547)  $(1,059,140,516)
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                              MUTUAL DISCOVERY FUND
                            ---------------------------
                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------
CLASS Z SHARES:
 Shares sold..............   47,155,697   $ 889,024,565
 Shares issued on
 reinvestment of
 distributions............   21,035,553     392,413,165
 Shares issued on 3-for-1
 stock split..............           --              --
 Shares redeemed..........  (36,032,508)   (694,024,914)
 Net increase
 (decrease)...............   32,158,742   $ 587,412,816

                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS I SHARES:
 Shares sold..............    33,023,123   $   478,615,148    46,602,413   $ 703,348,818      34,825,153   $   677,130,211
 Shares issued on
 reinvestment of
 distributions............     6,172,882        81,129,419     5,286,745      73,347,433       3,160,927        56,769,299
 Shares issued on 3-for-1
 stock split..............            --                --     4,753,265              --              --                --
 Shares redeemed..........   (20,320,000)     (283,307,291)   (4,493,034)    (66,987,023)    (24,829,893)     (454,532,482)
                            ----------------------------------------------------------------------------------------------
 Net increase.............    18,876,005   $   276,437,276    52,149,389   $ 709,709,228      13,156,187   $   279,367,028
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------
CLASS I SHARES:
 Shares sold..............   37,372,698   $ 718,827,317
 Shares issued on
 reinvestment of
 distributions............    3,305,160      61,218,966
 Shares issued on 3-for-1
 stock split..............           --              --
 Shares redeemed..........   (5,560,327)   (109,487,952)
 Net increase.............   35,117,531   $ 670,558,331

                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS II SHARES:
 Shares sold..............    17,229,777   $   250,063,188    22,074,280   $ 332,928,600      16,896,047   $   334,831,778
 Shares issued on
 reinvestment of
 distributions............     2,985,265        39,075,561     2,401,998      33,244,103       1,822,933        32,679,296
 Shares issued on 3-for-1
 stock split..............            --                --     1,840,112              --              --                --
 Shares redeemed..........    (7,656,767)     (104,163,455)     (926,529)    (13,880,950)     (7,286,338)     (130,615,951)
                            ----------------------------------------------------------------------------------------------
 Net increase.............    12,558,275   $   184,975,294    25,389,861   $ 352,291,753      11,432,642   $   236,895,123
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------
CLASS II SHARES:
 Shares sold..............   19,338,609   $ 372,551,484
 Shares issued on
 reinvestment of
 distributions............    1,797,068      33,203,387
 Shares issued on 3-for-1
 stock split..............           --              --
 Shares redeemed..........     (754,555)    (14,777,212)
 Net increase.............   20,381,122   $ 390,977,659

 136

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                               MUTUAL EUROPEAN FUND
                            ------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------
                                         1998                           1997
                            ------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT
                            ------------------------------------------------------------
CLASS Z SHARES:
 Shares sold..............    23,594,141   $   332,563,913    19,930,968   $ 248,766,946
 Shares issued on
 reinvestment of
 distributions............     1,732,106        23,749,949     3,501,875      43,592,209
 Shares redeemed..........   (30,159,934)     (399,899,457)  (19,568,039)   (256,216,139)
                            ------------------------------------------------------------
 Net increase
 (decrease)...............    (4,833,687)  $   (43,585,595)    3,864,804   $  36,143,016
                            ------------------------------------------------------------
                            ------------------------------------------------------------

                                          MUTUAL FINANCIAL SERVICES FUND
                            ------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------
                                         1998                           1997
                            ------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT
                            ------------------------------------------------------------
CLASS Z SHARES:
 Shares sold..............    15,667,428   $   213,263,852    12,843,692   $ 144,526,424
 Shares issued on
 reinvestment of
 distributions............       304,189         4,142,921        99,632       1,204,770
 Shares redeemed..........   (15,948,655)     (209,360,905)   (1,828,659)    (21,257,534)
 Net increase
 (decrease)...............        22,962   $     8,045,868    11,114,665   $ 124,473,660

                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS I SHARES:
 Shares sold..............    30,432,242   $   417,377,402     9,533,956   $ 121,476,325      15,112,548   $   208,570,095
 Shares issued on
 reinvestment of
 distributions............       579,768         7,868,775       620,677       7,685,745         238,174         3,224,346
 Shares redeemed..........   (24,763,667)     (333,277,391)   (3,542,483)    (45,965,506)     (8,903,051)     (117,096,760)
                            ----------------------------------------------------------------------------------------------
 Net increase.............     6,248,343   $    91,968,786     6,612,150   $  83,196,564       6,447,671   $    94,697,681
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------
CLASS I SHARES:
 Shares sold..............    7,251,035   $  82,848,856
 Shares issued on
 reinvestment of
 distributions............       49,165         593,254
 Shares redeemed..........     (923,852)    (10,847,247)
 Net increase.............    6,376,348   $  72,594,863

                                              YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                         1998                           1997                            1998
                            ----------------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES         AMOUNT           SHARES          AMOUNT
                            ----------------------------------------------------------------------------------------------
CLASS II SHARES:
 Shares sold..............     6,416,186   $    90,539,295     3,726,239   $  47,508,558       8,626,732   $   117,975,100
 Shares issued on
 reinvestment of
 distributions............       314,472         4,301,048       346,987       4,280,950         127,437         1,745,319
 Shares redeemed..........    (2,903,661)      (37,561,993)     (388,267)     (5,036,085)     (2,326,399)      (29,027,909)
                            ----------------------------------------------------------------------------------------------
 Net increase.............     3,826,997   $    57,278,350     3,684,959   $  46,753,423       6,427,770   $    90,692,510
                            ----------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------

                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                                       1997
                            ---------------------------
                              SHARES         AMOUNT
                            ---------------------------
CLASS II SHARES:
 Shares sold..............    3,598,172   $  41,112,595
 Shares issued on
 reinvestment of
 distributions............       23,523         283,691
 Shares redeemed..........      (97,444)     (1,134,465)
 Net increase.............    3,524,251   $  40,261,821

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Funds' transfer agent and principal underwriter, respectively.

                                                                             137

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
Mutual Shares, Mutual Qualified, and Mutual Beacon Funds each pay an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Mutual Discovery, Mutual European, and Mutual Financial Services Funds each pay an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

Franklin Mutual agreed, through October 31, 1999, to limit the expense ratio of Mutual Shares, Mutual Qualified, Mutual Beacon, Mutual Discovery, and Mutual European Funds to be no higher than expected for each Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Fund's Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual and the Funds' former investment adviser not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

Franklin Mutual agreed in advance to reduce fees of Mutual Financial Services to the extent necessary to limit total expenses to an annual rate of 1.00%, 1.35%, and 2.00% of the average daily net assets of Class Z, Class I, and Class II shares, respectively, through August 19, 1999, as reflected in the Statement of Operations.

Each Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

Each Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net asset of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year as follows:

                                MUTUAL           MUTUAL          MUTUAL           MUTUAL           MUTUAL        MUTUAL FINANCIAL
                              SHARES FUND    QUALIFIED FUND    BEACON FUND    DISCOVERY FUND    EUROPEAN FUND     SERVICES FUND
                              ---------------------------------------------------------------------------------------------------
Commissions Received........  $1,026,189        $141,818        $421,852         $672,944          $81,459           $402,189
CDSC Received...............  $  986,303        $279,352        $392,395         $486,178          $92,458           $131,584

 138

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 1998, the Mutual European Fund and Mutual Financial Services Fund had tax basis capital losses of $256,594 and $102,727, respectively, which may be carried over to offset future capital gains. Such losses expire in 2006.

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                 MUTUAL           MUTUAL           MUTUAL           MUTUAL          MUTUAL       MUTUAL FINANCIAL
                              SHARES FUND     QUALIFIED FUND    BEACON FUND     DISCOVERY FUND   EUROPEAN FUND    SERVICES FUND
                              -------------------------------------------------------------------------------------------------
Investments at cost........  $7,267,738,048   $4,079,038,127   $4,643,615,898   $3,656,264,972   $711,932,705      $422,670,765
                             ----------------------------------------------------------------------------------------------------
                             ----------------------------------------------------------------------------------------------------
Unrealized appreciation....   1,954,181,415   1,029,582,521    1,080,177,224      599,213,575      94,501,194        34,270,768
Unrealized depreciation....    (440,816,730)   (320,186,913)    (320,713,807)    (390,052,783)    (44,923,033)      (28,400,118)
                             ----------------------------------------------------------------------------------------------------
Net unrealized
 appreciation..............  $1,513,364,685   $ 709,395,608    $ 759,463,417    $ 209,160,792    $ 49,578,161      $  5,870,650
                             ----------------------------------------------------------------------------------------------------
                             ----------------------------------------------------------------------------------------------------

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 were as follows:

                                 MUTUAL           MUTUAL           MUTUAL           MUTUAL          MUTUAL       MUTUAL FINANCIAL
                              SHARES FUND     QUALIFIED FUND    BEACON FUND     DISCOVERY FUND   EUROPEAN FUND    SERVICES FUND
                              -------------------------------------------------------------------------------------------------
Purchases..................  $6,382,678,512   $3,308,983,984   $3,642,903,135   $3,658,048,556   $806,937,026      $733,142,355
Sales......................  $5,671,869,684   $3,471,703,780   $4,177,014,304   $4,102,295,307   $689,002,834      $532,088,861

Transactions in options written during the year ended December 31, 1998 were as follows:

                                                                 MUTUAL SHARES FUND            MUTUAL QUALIFIED FUND
                                                              --------------------------------------------------------
                                                                 NUMBER                          NUMBER
                                                              OF CONTRACTS     PREMIUM        OF CONTRACTS    PREMIUM
                                                              --------------------------------------------------------
Options outstanding at December 31, 1997....................         --              --             --              --
Options written.............................................     41,077       $ 455,275            920        $132,846
Options expired.............................................    (40,700)       (365,750)          (710)        (83,600)
Options terminated in closing transactions..................         --              --             --              --
Options exercised...........................................         --              --             --              --
                                                              --------------------------------------------------------
Options outstanding at December 31, 1998....................        377       $  89,525            210        $ 49,246
                                                              --------------------------------------------------------
                                                              --------------------------------------------------------

                                                                             139

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS (CONT.)

                                                                 MUTUAL BEACON FUND            MUTUAL DISCOVERY FUND
                                                              --------------------------------------------------------
                                                                  NUMBER                          NUMBER
                                                               OF CONTRACTS     PREMIUM       OF CONTRACTS    PREMIUM
                                                              --------------------------------------------------------
Options outstanding at December 31, 1997....................         --              --             --              --
Options written.............................................        726       $ 115,634            789        $116,731
Options expired.............................................       (490)        (60,025)          (600)        (70,625)
Options terminated in closing transactions..................         --              --             --              --
Options exercised...........................................         --              --             --              --
                                                              --------------------------------------------------------
Options outstanding at December 31, 1998....................        236       $  55,609            189        $ 46,106
                                                              --------------------------------------------------------
                                                              --------------------------------------------------------

6. RESTRICTED SECURITIES

The Funds may purchase securities through private offerings that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1998 are as follows:

MUTUAL SHARES FUND

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE           VALUE
-----------------------------------------------------------------------------------------------------------------
       316,331        Environmental Credits LLC...................................       3/9/98      $ 56,781,415
       750,000        FBR Asset Investment Corp. .................................     12/12/97         9,375,000
    10,275,000        Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01..............      8/26/97         2,877,000
         4,030        Golden Ocean Group Ltd., wts., 8/31/01......................      8/26/97                 0
         2,450        Interlake Corp., Series A3, 9.00%, cvt., pfd. ..............      6/17/92         4,685,792
           379        Kendall International Inc., Residual Ownership Certif. .....      7/06/92             4,548
             3        Lancer Industries Inc., B...................................      8/11/89         9,737,540
       332,200        Laser Mortgage Management Inc. .............................     11/26/97         1,806,338
    40,500,000        MSCW Investors I, LLC.......................................     12/27/95        82,340,903
     7,830,000        Roil Limited, 144A, 12.779%, 12/05/02.......................       5/8/98         2,427,300
       585,075        Security Capital European Realty............................       4/8/98        11,701,500
    11,260,174        Sunbeam Corp. ..............................................      2/23/90        70,939,096
        32,816        Viasystems Inc., B, pfd. ...................................     12/12/97           492,238
                                                                                                     ------------
TOTAL RESTRICTED SECURITIES (COST $162,481,900) (2.88% OF NET ASSETS).............                   $253,168,670
                                                                                                     ------------
                                                                                                     ------------

 140

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

6. RESTRICTED SECURITIES (CONT.)
MUTUAL QUALIFIED FUND

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE           VALUE
-----------------------------------------------------------------------------------------------------------------
       139,785        CGA Group Ltd. .............................................      6/10/97                 0
       286,630        CGA Group, Ltd., A, pfd. ...................................      6/10/97                 0
        28,571        CGA Group, Ltd., B, pfd. ...................................      6/10/97                 0
     1,071,425        CGA Private Trustee Company, Ltd., FRN, 6/10/99.............      6/10/97      $    160,714
        15,357        Cobalt Holdings LLC.........................................      6/10/97             1,536
     6,250,000        Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01..............      8/26/97         1,750,000
         2,565        Golden Ocean Group Ltd., wts., 8/31/01......................      8/26/97                 0
         1,050        Interlake Corp., Series A3, 9.00%, cvt., pfd. ..............      6/17/92         2,008,197
           444        Kendall International, Inc., Residual Ownership Certif. ....       7/6/92             5,328
             4        Lancer Industries Inc., B...................................      8/11/89        11,456,492
       220,000        Laser Mortgage Management Inc. .............................     11/26/97         1,196,250
    23,562,000        MSCW Investors II LLC.......................................     12/27/95        47,904,108
       362,500        Security Capital European Realty............................      11/2/98         7,250,000
     4,999,441        S.H. Mortgage Acquisition LLC...............................      8/17/95         4,999,441
       152,073        St. George Holdings Ltd., A.................................      6/10/97            15,207
         1,495        St. George Holdings Ltd., B.................................      6/10/97               150
     4,800,554        Sunbeam Corp. ..............................................      2/23/90        30,243,490
        52,081        Viasystems Inc., B, pfd. ...................................     12/12/97           781,221
                                                                                                     ------------
TOTAL RESTRICTED SECURITIES (COST $71,370,052) (2.23% OF NET ASSETS)..............                   $107,772,134
                                                                                                     ------------
                                                                                                     ------------

MUTUAL BEACON FUND

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE           VALUE
-----------------------------------------------------------------------------------------------------------------
     7,190,000        Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01..............      8/26/97      $  2,013,200
         3,010        Golden Ocean Group Ltd., wts., 8/31/01......................      8/26/97                 0
           400        Interlake Corp., Series A3, 9.00%, cvt. pfd. ...............      6/17/92           765,027
            49        Kendall International Inc., Residual Ownership Certif. .....      7/06/92               588
             1        Lancer Industries Inc., B...................................      8/11/89         1,145,967
       255,000        Laser Mortgage Management Inc. .............................     11/26/97         1,386,563
     3,043,906        MB Metropolis LLC...........................................     12/07/94         3,759,224
    28,372,000        MSCW Investors III, LLC.....................................     12/27/95        57,683,361
       900,000        Resurgence Properties Inc., Restricted......................      4/06/95            40,500
       416,875        Security Capital European Realty............................      4/08/98         8,337,500
     1,480,670        Sunbeam Corp. ..............................................      2/23/90         9,328,221
        42,143        Viasystems Inc., B, pfd. ...................................     12/12/97           632,139
                                                                                                     ------------
TOTAL RESTRICTED SECURITIES (COST $58,176,123) (1.55% OF NET ASSETS)..............                   $ 85,092,290
                                                                                                     ------------
                                                                                                     ------------

                                                                             141

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

6. RESTRICTED SECURITIES (CONT.)
MUTUAL DISCOVERY FUND

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE           VALUE
-----------------------------------------------------------------------------------------------------------------
     1,670,389        Cape Ann Investors LLC......................................     09/09/97      $    611,597
       139,785        CGA Group Ltd. .............................................     06/10/97                 0
       286,630        CGA Group Ltd., A, pfd. ....................................     06/10/97                 0
        28,572        CGA Group Ltd., B, pfd. ....................................     06/10/97                 0
       240,000        CGA Group Ltd., wts. .......................................     06/10/97                 0
     1,071,425        CGA Private Trust Company Ltd., FRN, 6/10/99................     06/10/97           160,714
        15,357        Cobalt Holdings LLC.........................................     06/10/97             1,536
           500        Distribution Systems SpA....................................     09/27/96            20,669
     5,150,000        Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01..............     08/26/97         1,442,000
         2,110        Golden Ocean Group Ltd., wts., 8/31/01......................     08/26/97                 0
     8,426,332        Hancock LLC.................................................     03/06/97         8,426,332
     1,141,933        Laser Mortgage Management Inc. .............................     11/26/97         6,209,261
       557,863        MB-Motori LLC...............................................     12/07/94           500,001
    10,438,000        MSCW Investors II, LLC......................................     12/27/95        21,221,589
        69,056        MWCR Elettronica SRL........................................     09/27/95            69,056
    13,505,313        MWCR LLC....................................................     02/21/95        13,505,313
       304,500        Security Capital European Realty............................     04/08/98         6,090,000
       152,074        St. George Holdings Ltd., A.................................     06/10/97            15,207
         1,495        St. George Holdings Ltd., B.................................     06/10/97               150
           500        Sweda Industrie Elettroniche SpA............................     09/27/96            20,669
        21,909        Viasystems Inc., B, pfd. ...................................     12/12/97           328,628
                                                                                                     ------------
TOTAL RESTRICTED SECURITIES (COST $73,240,452) (1.49% OF NET ASSETS)..............                   $ 58,622,722
                                                                                                     ------------
                                                                                                     ------------

MUTUAL EUROPEAN FUND

                                                                                      ACQUISITION
 NUMBER OF SHARES                                ISSUER                                  DATE           VALUE
-----------------------------------------------------------------------------------------------------------------
       108,750        Security Capital European Realty............................       4/8/98      $  2,175,000
                                                                                                     ------------
                                                                                                     ------------
TOTAL RESTRICTED SECURITIES (COST $2,175,000) (0.29% OF NET ASSETS)...............

 142

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

6. RESTRICTED SECURITIES (CONT.)
MUTUAL FINANCIAL SERVICES FUND

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE           VALUE
----------------------------------------------------------------------------------------------------------------
       225,000        Gateway American Bank of Florida............................       5/4/98      $ 1,096,875
       212,300        Laser Mortgage Management Inc. .............................     11/26/97        1,154,381
     1,400,000        Source Capital Corp., 7.50%, 3/01/08........................       2/6/98        1,154,706
       285,714        State National Bancshares Inc. .............................       6/8/98        3,999,996
       550,000        Superior Financial Corp. ...................................      3/27/98        6,050,000
                                                                                                     -----------
TOTAL RESTRICTED SECURITIES (COST $14,984,496) (3.09% OF NET ASSETS)..............                   $13,455,958
                                                                                                     -----------
                                                                                                     -----------

7. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which each Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", dividend income from "affiliated companies", and net realized gains from the disposition of "affiliated companies" at December 31, 1998 were as follows:

MUTUAL SHARES FUND

                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
Environmental Credits LLC...........           --        360,048      (43,717)       316,331     $ 56,781,415              --
MSCW Investors I, LLC...............   40,500,000             --           --     40,500,000       82,340,903              --
                                                                                                 -------------------------------
TOTAL CONTROLLED AFFILIATES.........                                                             $139,122,318              --
                                                                                                 -------------------------------
                                                                                                 -------------------------------
NON CONTROLLED AFFILIATES
Alexander's Inc.....................      386,000             --       (2,800)       383,200     $ 29,961,450              --
BHC Communications Inc., A..........      283,317             --     (283,317)            --               **      $  283,317
City Investing Co., Liquidating
 Trust..............................    4,314,037             --           --      4,314,037        5,527,360              --
Fab Industries Inc..................      331,100             --     (331,100)            --               **         219,083
Florida East Coast Industries
 Inc................................      513,000      1,553,800      (38,900)     2,027,900       71,356,731         206,253
Fund American Enterprises Holdings
 Inc................................      674,084             --           --        674,084       94,413,890       1,078,535
Genesee Corp., A....................       15,911             --           --         15,911          369,931          28,640
Kreisler Manufacturing Corp.........      184,480             --      (40,000)       144,480          586,950              --
Lancer Industries Inc., B...........            3             --           --              3        9,737,540              --
MBO Properties Inc..................      574,712             --           --        574,712        4,382,179              --
Metallurg Inc.......................      589,939             --     (589,939)            --               **              --
Seaboard Corp.......................       76,450          1,600           --         78,050       32,937,100         460,450
Southam Inc.........................    3,996,700             --   (3,996,700)            --               **         399,670

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
CONTROLLED AFFILIATES*
Environmental Credits LLC...........  $ 2,135,351
MSCW Investors I, LLC...............           --
                                      -----------
TOTAL CONTROLLED AFFILIATES.........  $ 2,135,351
                                      -----------
                                      -----------
NON CONTROLLED AFFILIATES
Alexander's Inc.....................  $   111,712
BHC Communications Inc., A..........   15,788,164
City Investing Co., Liquidating
 Trust..............................           --
Fab Industries Inc..................   (1,302,746)
Florida East Coast Industries
 Inc................................      307,735
Fund American Enterprises Holdings
 Inc................................           --
Genesee Corp., A....................           --
Kreisler Manufacturing Corp.........      333,040
Lancer Industries Inc., B...........           --
MBO Properties Inc..................           --
Metallurg Inc.......................   13,178,813
Seaboard Corp.......................           --
Southam Inc.........................   16,541,370

                                                                             143

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES (CONT.)

     MUTUAL SHARES FUND (CONT.)
                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
Sunbeam Corp........................   11,260,174             --           --     11,260,174       70,939,096         225,203
Telephone & Data Systems Inc........    2,224,600        688,800           --      2,913,400      130,920,913         282,524
United Asset Management Corp........    2,102,900      1,333,000           --      3,435,900       89,333,400       1,374,360
Van Melle NV........................      925,076         14,231           --        939,307       63,564,762       1,080,092
Ventas Inc..........................           --      3,469,300           --      3,469,300       42,282,094              --
                                                                                                 -------------------------------
TOTAL NON CONTROLLED AFFILIATES.....                                                             $646,313,396      $5,638,127
                                                                                                 -------------------------------
                                                                                                 -------------------------------

     MUTUAL SHARES FUND (CONT.)
                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
Sunbeam Corp........................           --
Telephone & Data Systems Inc........           --
United Asset Management Corp........           --
Van Melle NV........................           --
Ventas Inc..........................           --
                                      -----------
TOTAL NON CONTROLLED AFFILIATES.....  $44,958,088
                                      -----------
                                      -----------

MUTUAL QUALIFIED FUND

                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
MSCW Investors II LLC...............   23,562,000             --           --     23,562,000     $ 47,904,108              --
S.H. Mortgage Acquisition LLC.......    6,048,555             --   (1,049,114)     4,999,441        4,999,441              --
                                                                                                 -------------------------------
TOTAL CONTROLLED AFFILIATES.........                                                             $ 52,903,549              --
                                                                                                 -------------------------------
                                                                                                 -------------------------------
NON CONTROLLED AFFILIATES
Chemfirst Inc. .....................      898,400         75,600           --        974,000     $ 19,236,500      $  359,360
Dress Barn Inc. ....................           --      1,486,600           --      1,486,600       22,577,738              --
Esselte AB, A Shares................    1,375,000             --   (1,375,000)            --               **         766,452
Esselte AB, B Shares................      233,600             --     (233,600)            --               **              --
Fibermark Inc. .....................      475,000        256,800           --        731,800        9,970,775              --
ITLA Capital Corporation............      709,000             --           --        709,000       10,723,625              --
Lancer Industries Inc., B...........            4             --           --              4       11,456,492              --
Long Beach Financial Corp. .........    1,409,500        144,000           --      1,553,500       11,651,250              --
Maxicare Health Plans Inc. .........      564,744      1,204,035           --      1,768,779        9,507,187              --
MBO Properties Inc. ................      160,917        251,501           --        412,418        3,144,687              --
Mid-Atlantic Medical Services
 Inc. ..............................    1,036,400      3,267,800      (57,800)     4,246,400       41,667,800              --
Metallurg Inc. .....................      378,138          7,314     (385,452)            --               **              --
Physicians Health Services, A.......      340,400             --     (340,400)            --               **              --
Provigo, Inc. ......................    5,390,800             --   (5,390,800)            --               **              --
Regent Kingpin Chile Value Fund.....       80,180             --      (80,180)            --               **              --
Sunbeam Corp. ......................    4,800,554             --           --      4,800,554               **          96,011
Van Melle NV........................      461,477          7,099           --        468,576       31,709,464         581,068
Vencor Inc..........................           --      6,737,400     (473,000)     6,264,400       28,189,800              --
Wellsford Real Properties Inc. .....    2,277,184        127,164           --      2,404,348       24,794,839              --

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
CONTROLLED AFFILIATES*
MSCW Investors II LLC...............           --
S.H. Mortgage Acquisition LLC.......  $(1,569,911)
                                      -----------
TOTAL CONTROLLED AFFILIATES.........  $(1,569,911)
                                      -----------
                                      -----------
NON CONTROLLED AFFILIATES
Chemfirst Inc. .....................           --
Dress Barn Inc. ....................           --
Esselte AB, A Shares................  $ 4,676,973
Esselte AB, B Shares................      554,408
Fibermark Inc. .....................           --
ITLA Capital Corporation............           --
Lancer Industries Inc., B...........           --
Long Beach Financial Corp. .........           --
Maxicare Health Plans Inc. .........           --
MBO Properties Inc. ................           --
Mid-Atlantic Medical Services
 Inc. ..............................     (457,304)
Metallurg Inc. .....................    8,256,384
Physicians Health Services, A.......      683,322
Provigo, Inc. ......................    7,431,949
Regent Kingpin Chile Value Fund.....      198,611
Sunbeam Corp. ......................           --
Van Melle NV........................           --
Vencor Inc..........................   (2,719,550)
Wellsford Real Properties Inc. .....           --

 144

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES (CONT.)

   MUTUAL QUALIFIED FUND (CONT.)
                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
Western Bancorp.....................           --      1,093,773           --      1,093,773       31,992,860         191,604
                                                                                                 -------------------------------
TOTAL NON CONTROLLED AFFILIATES.....                                                             $256,623,017      $1,994,495
                                                                                                 -------------------------------
                                                                                                 -------------------------------

   MUTUAL QUALIFIED FUND (CONT.)
                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
Western Bancorp.....................           --
                                      -----------
TOTAL NON CONTROLLED AFFILIATES.....  $18,624,793
                                      -----------
                                      -----------

MUTUAL BEACON FUND

                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
MB Metropolis LLC...................    5,375,561             --   (2,331,655)     3,043,906     $  3,759,224              --
MSCW Investors III, LLC.............   28,372,000             --           --     28,372,000       57,683,361              --
Value Property Trust***.............    3,880,280             --   (3,880,280)            --               **              --
Value Property Trust, wts.***.......       24,222             --      (24,222)            --               **              --
                                                                                                 -------------------------------
TOTAL CONTROLLED AFFILIATES.........                                                             $ 61,442,585              --
                                                                                                 -------------------------------
                                                                                                 -------------------------------
NON CONTROLLED AFFILIATES
ASG AB, B...........................           --      1,466,689           --      1,466,689     $ 27,774,774      $  724,935
Essex International Inc. ...........           --      1,701,600   (1,701,600)            --               **              --
Gulfmark Offshore Inc. .............      642,074             --           --        642,074       10,112,665              --
MEI Diversified Inc., CBI...........   13,957,852             --   (13,957,852)           --               **              --
Metallurg Inc. .....................      404,958          7,654     (412,612)            --               **              --
National Security Group Inc. .......      174,977             --     (174,977)            --               **          99,737
Old Dominion Freight Line Inc. .....      419,000             --      (15,100)       403,900               **              --
Puerto Rican Cement Co. Inc. .......      279,800             --      (31,400)       248,400               **         209,133
R H Donnelly Corp. .................           --      1,914,772                   1,914,772       27,883,867         335,085
Resurgence Properties Inc. .........      591,900             --           --        591,900           26,636              --
Resurgence Properties Inc.,
 Restricted.........................      900,000             --           --        900,000           40,500              --
Servico Inc.........................      693,000             --     (693,000)            --               **              --
Spectra Physics AB, A...............    1,130,000             --           --      1,130,000       13,313,307         445,572
Toro Co. ...........................      648,700             --     (648,700)            --               **         155,688
Wellsford Real Properties Inc.......           --      1,583,221           --      1,583,221       16,326,967              --
                                                                                                 -------------------------------
TOTAL NON CONTROLLED AFFILIATES.....                                                             $ 95,478,716      $1,970,150
                                                                                                 -------------------------------
                                                                                                 -------------------------------

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
CONTROLLED AFFILIATES*
MB Metropolis LLC...................  $   670,938
MSCW Investors III, LLC.............           --
Value Property Trust***.............           --
Value Property Trust, wts.***.......           --
                                      -----------
TOTAL CONTROLLED AFFILIATES.........  $   670,938
                                      -----------
                                      -----------
NON CONTROLLED AFFILIATES
ASG AB, B...........................           --
Essex International Inc. ...........  $(1,406,888)
Gulfmark Offshore Inc. .............           --
MEI Diversified Inc., CBI...........      203,862
Metallurg Inc. .....................    8,819,182
National Security Group Inc. .......       19,270
Old Dominion Freight Line Inc. .....          431
Puerto Rican Cement Co. Inc. .......      122,075
R H Donnelly Corp. .................           --
Resurgence Properties Inc. .........           --
Resurgence Properties Inc.,
 Restricted.........................           --
Servico Inc.........................      546,798
Spectra Physics AB, A...............           --
Toro Co. ...........................      (16,204)
Wellsford Real Properties Inc.......           --
TOTAL NON CONTROLLED AFFILIATES.....  $ 8,288,526

                                                                             145

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES (CONT.)
MUTUAL DISCOVERY FUND

                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
Distribution Systems SpA............          500             --           --            500     $     20,669              --
Hancock LLC.........................    5,542,938      2,883,394           --      8,426,332        8,426,332              --
MB-Motori LLC.......................      557,863             --           --        557,863          500,001              --
MSCW Investors II, LLC..............   10,438,000             --           --     10,438,000       21,221,589              --
MWCR Elettronica SRL................       69,056             --           --         69,056           69,056              --
MWCR LLC............................   13,505,313             --           --     13,505,313       13,505,313              --
RE Acquisition LLC..................   12,047,306             --   (12,047,306)           --               **              --
Regent Kingpin Chile Value Fund.....      212,505             --     (212,505)            --               **              --
Sweda Industrie Elettroniche SpA....          500             --           --            500           20,669              --
                                                                                                 -------------------------------
TOTAL CONTROLLED AFFILIATES.........                                                             $ 43,763,629              --
                                                                                                 -------------------------------
                                                                                                 -------------------------------
NON CONTROLLED AFFILIATES
Alliance Bancorp of New England
 Inc. ..............................      133,733         66,866     (200,599)            --               **      $   13,373
Alma Media OYJ, Series 2............      633,950        112,750           --        746,700     $ 24,332,563         377,123
Ambassador Apartments Inc. .........      787,500             --     (787,500)            --               **         658,508
A-Pressen AS........................      590,000             --     (590,000)            --               **          77,963
Bank Rhode Island...................      228,300             --     (228,300)            --               **              --
Cellular Communications
 International Inc. ................      449,000             --     (449,000)            --               **              --
Chicago Bridge and Iron Company.....      775,600             --     (775,600)            --               **              30
Civic Bancorp.......................      289,709             --     (289,709)            --               **              --
Continental Information Systems
 Inc. ..............................      498,209         30,295     (528,504)            --               **              --
Corporate Services Group Plc, A.....           --     17,697,482           --     17,697,482       44,608,078              --
DII Group Inc. .....................           --      1,685,900   (1,685,900)            --               **              --
DT Industries Inc. .................    1,130,300        510,030     (296,800)     1,343,530       21,160,598          94,565
First Union Real Estate Equity &
 Mtg. Investments, SBI..............      554,000      2,141,232      (94,500)     2,600,732       15,279,301         256,498
Gendis Inc., A......................    1,567,500             --   (1,016,300)       551,200               **         111,824
Inso Corporation....................      961,500             --     (961,500)            --               **              --
Laser Mortgage Management Inc. .....    1,691,833         13,000     (562,900)     1,141,933        6,209,261       2,637,687
Little Falls Bancorp................      170,000                    (170,000)            --               **              --
LNR Property Corp. .................      708,600        245,500           --        954,100       19,022,369          47,563
LNR Property Corp., B...............      638,100             --           --        638,100       12,722,119          28,714
Mark Centers Trust..................      463,400             --     (463,400)            --               **              --
North Central Bancshares Inc. ......      323,500             --     (145,500)       178,000        3,003,750          91,680
Pacific Bank N.A. ..................      196,231         55,000     (251,231)            --               **         102,841
Rancho Santa Fe National Bank.......      347,223             --     (347,223)            --               **          20,833
Regent Bancshares Corp. ............      155,832             --     (155,832)            --               **              --
Scientific Games Holdings Corp. ....      785,700             --     (785,700)            --               **              --

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
CONTROLLED AFFILIATES*
Distribution Systems SpA............           --
Hancock LLC.........................           --
MB-Motori LLC.......................  $   531,418
MSCW Investors II, LLC..............           --
MWCR Elettronica SRL................           --
MWCR LLC............................           --
RE Acquisition LLC..................    1,937,754
Regent Kingpin Chile Value Fund.....      526,391
Sweda Industrie Elettroniche SpA....           --
                                      -----------
TOTAL CONTROLLED AFFILIATES.........  $ 2,995,563
                                      -----------
                                      -----------
NON CONTROLLED AFFILIATES
Alliance Bancorp of New England
 Inc. ..............................  $ 2,008,069
Alma Media OYJ, Series 2............           --
Ambassador Apartments Inc. .........           --
A-Pressen AS........................   (4,411,716)
Bank Rhode Island...................      507,176
Cellular Communications
 International Inc. ................    2,263,932
Chicago Bridge and Iron Company.....   (1,171,006)
Civic Bancorp.......................    3,394,881
Continental Information Systems
 Inc. ..............................     (217,323)
Corporate Services Group Plc, A.....           --
DII Group Inc. .....................   (4,845,539)
DT Industries Inc. .................    1,729,955
First Union Real Estate Equity &
 Mtg. Investments, SBI..............     (369,513)
Gendis Inc., A......................   (3,330,981)
Inso Corporation....................    1,854,509
Laser Mortgage Management Inc. .....      516,898
Little Falls Bancorp................           --
LNR Property Corp. .................           --
LNR Property Corp., B...............           --
Mark Centers Trust..................           --
North Central Bancshares Inc. ......      937,245
Pacific Bank N.A. ..................   (1,768,624)
Rancho Santa Fe National Bank.......    4,305,565
Regent Bancshares Corp. ............           --
Scientific Games Holdings Corp. ....   (2,971,011)

 146

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES (CONT.)

   MUTUAL DISCOVERY FUND (CONT.)
                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
Smithway Motor Xpress Corp., A......      235,000             --     (235,000)            --               **              --
Summit Care Corp....................      887,300             --     (887,300)            --               **              --
Tecnost Mael SpA....................    3,801,000         20,000           --      3,821,000       12,605,805         432,768
Transport Corp. of America Inc. ....      385,000             --     (385,000)            --               **              --
TT Group Plc. ......................    4,530,000      6,196,480           --     10,726,480       38,101,713         759,209
United Dental Care Inc. ............      534,300             --     (534,300)            --               **              --
Value Property Trust................    1,101,955             --   (1,101,955)            --               **              --
Value Property Trust, wts. .........        6,879             --       (6,879)            --               **              --
Veritas DGC Inc. ...................      558,800      1,761,700     (211,800)     2,108,700       27,413,100              --
Western Bancorp.....................      586,638             --     (586,638)            --               **         200,929
                                                                                                 -------------------------------
TOTAL NON CONTROLLED AFFILIATES.....                                                             $224,458,657      $5,912,108
                                                                                                 -------------------------------
                                                                                                 -------------------------------

   MUTUAL DISCOVERY FUND (CONT.)
                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
Smithway Motor Xpress Corp., A......    1,098,891
Summit Care Corp....................    6,740,012
Tecnost Mael SpA....................           --
Transport Corp. of America Inc. ....      133,936
TT Group Plc. ......................           --
United Dental Care Inc. ............    1,608,240
Value Property Trust................    8,421,859
Value Property Trust, wts. .........       39,554
Veritas DGC Inc. ...................           --
Western Bancorp.....................           --
                                      -----------
TOTAL NON CONTROLLED AFFILIATES.....  $16,475,009
                                      -----------
                                      -----------

MUTUAL EUROPEAN FUND

                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Geveko AB, B........................      552,134             --           --        552,134     $  5,789,853      $  502,286
Uniholding Corp.....................      581,585             --           --        581,585        2,217,293              --
                                                                                                 -------------------------------
TOTAL NON CONTROLLED AFFILIATES.....                                                             $  8,007,146      $  502,286
                                                                                                 -------------------------------
                                                                                                 -------------------------------

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
NON CONTROLLED AFFILIATES
Geveko AB, B........................           --
Uniholding Corp.....................           --
                                      -----------
TOTAL NON CONTROLLED AFFILIATES.....           --
                                      -----------
                                      -----------

MUTUAL FINANCIAL SERVICES FUND

                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Broadway Financial Corp. ...........           --         56,662           --         56,662     $    393,093      $    7,789
Civic BanCorp.......................           --        263,709           --        263,709        3,494,144              --
Gateway American Bank of Florida....           --        225,000           --        225,000        1,096,875              --
Pacific Bank NA.....................           --        266,231           --        266,231       11,614,327              --
Pointe Financial Corp. .............           --        122,500           --        122,500        1,263,281              --
Professional Bancorp Inc. ..........           --        155,616           --        155,616        2,723,280          15,562
Rancho Sante Fe National Bank.......           --        347,223           --        347,223        5,208,345          20,833

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
NON CONTROLLED AFFILIATES
Broadway Financial Corp. ...........           --
Civic BanCorp.......................           --
Gateway American Bank of Florida....           --
Pacific Bank NA.....................           --
Pointe Financial Corp. .............           --
Professional Bancorp Inc. ..........           --
Rancho Sante Fe National Bank.......           --

                                                                             147

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES (CONT.)

MUTUAL FINANCIAL SERVICES FUND (CONT.)

                                        NUMBER OF                                  NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS         GROSS       SHARES HELD        VALUE           1/1/98-
           NAME OF ISSUER             DEC. 31, 1997   ADDITIONS    REDUCTIONS    DEC. 31, 1998   DEC. 31, 1998      12/31/98
--------------------------------------------------------------------------------------------------------------------------------
State National Bancshares Inc. .....           --        285,714           --        285,714        3,999,996              --
UnionBancorp Inc. ..................       67,500        152,600           --        220,100        3,714,188          16,287
                                                                                                 -------------------------------
TOTAL NON CONTROLLED AFFILIATES.....                                                             $ 33,507,529      $   60,471
                                                                                                 -------------------------------
                                                                                                 -------------------------------

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------
State National Bancshares Inc. .....           --
UnionBancorp Inc. ..................           --
                                      -----------
TOTAL NON CONTROLLED AFFILIATES.....           --
                                      -----------
                                      -----------

*Issuer in which the Fund owns 25% or more of the outstanding voting securities. **As of December 31, 1998, no longer an affiliate.
***Merged into Wellsford Real Properties effective February 23, 1998.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Funds have been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

At December 31, 1998, the Funds had the following forward exchange contracts outstanding:

                         MUTUAL SHARES FUND
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO BUY:
--------------
      80,155,340  Canadian Dollars..................................  U.S.  $   51,741,121     1/13/99    U.S.  $    444,965
      67,299,899  Canadian Dollars..................................            43,577,041     1/29/99               241,030
      56,216,825  Finnish Markka....................................            11,112,680      2/3/99                 8,938
  20,808,293,354  Italian Lira......................................            11,899,365      4/2/99               777,552
                                                                            --------------                      ------------
                                                                      U.S.  $  118,330,207                         1,472,485
                                                                            --------------                      ------------
                                                                            --------------

 148

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                     MUTUAL SHARES FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
      76,510,995  Canadian Dollars..................................  U.S.  $   51,878,351     1/13/99    U.S.  $  2,064,960
   1,637,267,479  Spanish Peseta....................................            11,637,246     1/19/99                71,208
     482,621,496  French Francs.....................................            87,964,814     1/19/99             1,485,476
      28,258,488  British Pounds....................................            47,427,630     1/20/99               444,736
     215,005,338  Swedish Krona.....................................            27,621,446     1/21/99             1,071,579
     186,687,824  Canadian Dollars..................................           124,057,430     1/29/99             2,507,464
     510,849,372  French Francs.....................................            91,714,429     2/11/99                74,069
     434,205,708  Swedish Krona.....................................            53,883,323     2/17/99               203,722
      42,104,751  French Francs.....................................             7,629,193     2/26/99                70,795
      49,793,816  Swiss Francs......................................            36,707,568     3/10/99               199,134
     656,522,338  Swedish Krona.....................................            81,950,561     3/15/99               689,751
     110,890,042  Dutch Guilders....................................            59,618,302     3/17/99               308,348
      31,937,260  British Pounds....................................            53,047,789     3/18/99                32,937
     289,177,446  Swedish Krona.....................................            37,116,859     3/18/99             1,318,710
  22,856,597,034  Italian Lira......................................            14,030,400      4/2/99               105,606
      23,000,000  British Pounds....................................            38,751,550     4/15/99               588,783
     457,751,023  Swedish Krona.....................................            57,820,475     4/19/99             1,071,589
      74,293,499  British Pounds....................................           123,624,382     5/20/99               396,572
       8,146,051  British Pounds....................................            13,595,351     6/18/99                87,776
                                                                            --------------                      ------------
                                                                      U.S.  $1,020,077,099                        12,793,215
                                                                            --------------                      ------------
                                                                            --------------
      Unrealized gain on forward exchange contracts.................                                              14,265,700
                                                                                                                ------------

CONTRACTS TO BUY:
--------------
      21,387,135  Canadian Dollars..................................  U.S.  $   13,978,520     1/13/99               (54,171)
      24,471,485  Finnish Markka....................................             4,876,489      2/3/99               (35,189)
         700,000  British Pounds....................................             1,163,680     3/18/99                (1,702)
                                                                            --------------                      ------------
                                                                      U.S.  $   20,018,689                           (91,062)
                                                                            --------------                      ------------
                                                                            --------------

                                                                             149

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                     MUTUAL SHARES FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
     101,473,349  Dutch Guilders....................................  U.S.  $   53,774,960     1/11/99    U.S.  $   (325,578)
      57,520,662  Canadian Dollars..................................            37,314,734     1/13/99              (134,776)
         749,977  German Marks......................................               449,088     1/19/99                (1,623)
     336,492,469  Spanish Peseta....................................             2,368,874     1/19/99                (8,187)
     370,349,053  French Francs.....................................            61,972,733     1/19/99            (4,388,880)
      14,282,386  British Pounds....................................            23,166,029     1/20/99              (580,033)
     100,000,000  French Francs.....................................            17,537,706     1/27/99              (388,301)
     263,391,630  Finnish Markka....................................            51,635,293      2/3/99              (472,611)
      51,000,000  British Pounds....................................            81,987,600     2/17/99            (2,731,697)
     141,969,996  French Francs.....................................            23,987,237     2/26/99            (1,498,383)
     684,025,313  Japanese Yen......................................             5,968,164     3/23/99              (163,000)
 127,896,956,725  Italian Lira......................................            73,853,403      4/2/99            (4,064,068)
      20,000,000  British Pounds....................................            31,900,000     5/20/99            (1,273,242)
                                                                            --------------                      ------------
                                                                      U.S.  $  465,915,821                       (16,030,379)
                                                                            --------------
                                                                            --------------
      Net unrealized loss on offsetting forward exchange
  contracts.........................................................                                                (486,187)
                                                                                                                ------------
        Unrealized loss on forward exchange contracts...............                                             (16,607,628)
                                                                                                                ------------
          Net unrealized loss on forward exchange contracts.........                                      U.S.  $ (2,341,928)
                                                                                                                ------------
                                                                                                                ------------

                       MUTUAL QUALIFIED FUND
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO BUY:
--------------
      42,178,963  Canadian Dollars..................................  U.S.  $   27,359,182     1/29/99    U.S.  $    102,982
      25,806,051  Finnish Markka....................................             5,101,220      2/3/99                 4,103
  13,273,245,161  Italian Lira......................................             7,631,666      4/2/99               454,717
      26,254,775  Danish Krone......................................             4,119,042     4/27/99                19,315
                                                                            --------------                      ------------
                                                                      U.S.  $   44,211,110                           581,117
                                                                            --------------                      ------------
                                                                            --------------

 150

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                   MUTUAL QUALIFIED FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
     474,500,348  French Francs.....................................  U.S.  $   85,516,344     1/19/99    U.S.  $    492,207
       6,578,116  British Pounds....................................            11,136,126     1/20/99               199,273
     279,030,723  Swedish Krona.....................................            35,846,701     1/21/99             1,390,679
      87,100,650  Canadian Dollars..................................            57,879,955     1/29/99             1,169,877
     233,557,152  French Francs.....................................            41,931,266     2/11/99                33,864
     400,302,096  Swedish Krona.....................................            49,736,576     2/17/99               248,381
      31,551,071  Swiss Francs......................................            23,259,175     3/10/99               126,178
     480,051,963  Swedish Krona.....................................            59,922,604     3/15/99               504,349
      97,541,005  Dutch Guilders....................................            52,441,401     3/17/99               271,229
      23,732,497  British Pounds....................................            39,419,678     3/18/99                24,475
      61,480,342  Swedish Krona.....................................             7,891,200     3/18/99               280,363
   9,775,153,341  Italian Lira......................................             6,065,702      4/2/99               110,441
      12,000,000  British Pounds....................................            20,218,200     4/15/99               307,191
     364,207,771  Swedish Krona.....................................            45,955,195     4/19/99               803,171
     187,881,053  Danish Krone......................................            30,254,598     4/27/99               640,214
      27,342,389  British Pounds....................................            45,497,735     5/20/99               145,951
      35,330,249  British Pounds....................................            58,964,419     6/18/99               380,695
                                                                            --------------                      ------------
                                                                      U.S.  $  671,936,875                         7,128,538
                                                                            --------------
                                                                            --------------
      Net unrealized gain on offsetting forward exchange
  contracts.........................................................                                               1,434,398
                                                                                                                ------------
        Unrealized gain on forward exchange contracts...............                                               9,144,053
                                                                                                                ------------

CONTRACTS TO BUY:
--------------
       3,375,000  British Pounds....................................  U.S.  $    5,698,181     1/20/99               (86,867)
      12,133,274  Finnish Markka....................................             2,417,833      2/3/99               (17,454)
       2,471,015  British Pounds....................................             4,133,956     3/18/99               (32,149)
      83,341,826  Danish Krone......................................            13,201,879     4/27/99               (65,287)
       6,783,568  British Pounds....................................            11,303,130     5/20/99               (51,482)
                                                                            --------------                      ------------
                                                                      U.S.  $   36,754,979                          (253,239)
                                                                            --------------                      ------------
                                                                            --------------

                                                                             151

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                   MUTUAL QUALIFIED FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
      51,762,910  Dutch Guilders....................................  U.S.  $   27,431,325     1/11/99    U.S.  $   (166,082)
         411,072  German Marks......................................               246,151     1/19/99                  (890)
     217,578,320  French Francs.....................................            36,464,599     1/19/99            (2,522,535)
       9,252,089  British Pounds....................................            15,006,888     1/20/99              (375,743)
     135,000,000  French Francs.....................................            23,675,903     1/27/99              (524,207)
     128,479,696  Finnish Markka....................................            25,187,159      2/3/99              (230,535)
      86,700,258  Dutch Guilders....................................            46,138,019     2/10/99              (155,062)
      32,812,069  British Pounds....................................            52,748,681     2/17/99            (1,757,502)
      18,757,856  Canadian Dollars..................................            12,202,216     2/26/99               (11,807)
     134,457,708  French Francs.....................................            22,420,828     2/26/99            (1,716,231)
  60,207,755,743  Italian Lira......................................            34,806,649      4/2/99            (1,873,095)
      15,000,000  British Pounds....................................            23,925,000     5/20/99              (954,931)
                                                                            --------------                      ------------
                                                                      U.S.  $  320,253,418                       (10,288,620)
                                                                            --------------
                                                                            --------------
      Net unrealized loss on offsetting forward exchange
contracts...........................................................                                                (139,406)
                                                                                                                ------------
        Unrealized loss on forward exchange contracts...............                                             (10,681,265)
                                                                                                                ------------
          Net unrealized loss on forward exchange contracts.........                                      U.S.  $ (1,537,212)
                                                                                                                ------------
                                                                                                                ------------

                         MUTUAL BEACON FUND
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO BUY:
--------------
      34,473,231  Canadian Dollars..................................  U.S.  $   22,272,277     1/13/99    U.S.  $    171,930
      10,073,487  British Pounds....................................            16,635,497     1/20/99               112,801
      39,714,142  Canadian Dollars..................................            25,701,183     1/29/99               156,168
         494,314  Swiss Francs......................................               362,373     3/10/99                    17
  17,265,748,700  Italian Lira......................................             9,819,073      4/2/99               699,640
      23,918,310  Danish Krone......................................             3,752,480     4/27/99                17,596
       3,432,635  British Pounds....................................             5,677,579     5/20/99                16,003
      27,494,983  Finnish Markka....................................             5,435,080      2/8/99                90,279
                                                                            --------------                      ------------
                                                                      U.S.  $   89,655,542                         1,264,434
                                                                            --------------                      ------------
                                                                            --------------

 152

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                     MUTUAL BEACON FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
      55,257,951  Canadian Dollars..................................  U.S.  $   37,471,652     1/13/99    U.S.  $  1,495,307
     246,619,141  French Francs.....................................            45,134,392     1/19/99               943,530
      24,687,599  British Pounds....................................            41,793,760     1/20/99               747,868
      52,087,176  Swedish Krona.....................................             6,691,569     1/21/99               259,601
     116,450,163  Canadian Dollars..................................            77,383,236     1/29/99             1,564,079
     522,448,727  French Francs.....................................            93,796,899     2/11/99                75,751
     951,290,956  Swedish Krona.....................................           118,065,169     2/17/99               459,807
      75,069,068  Swiss Francs......................................            55,340,264     3/10/99               300,215
      35,336,239  Norwegian Krone...................................             4,758,000     3/10/99               147,562
     243,713,336  Swedish Krona.....................................            30,421,577     3/15/99               256,049
     109,409,076  Dutch Guilders....................................            58,822,084     3/17/99               304,230
      50,987,906  British Pounds....................................            84,690,912     3/18/99                52,584
     702,852,114  Swedish Krona.....................................            90,213,338     3/18/99             3,205,153
   9,209,465,356  Italian Lira......................................             5,711,973      4/2/99               101,344
      46,000,000  British Pounds....................................            77,503,100     4/15/99             1,177,566
     625,662,111  Swedish Krona.....................................            78,980,584     4/19/99             1,415,212
     149,486,437  Danish Krone......................................            24,071,890     4/27/99               509,383
       5,154,467  British Pounds....................................             8,577,033     5/20/99                27,514
      48,919,887  British Pounds....................................            81,644,845     6/18/99               527,128
                                                                            --------------                      ------------
                                                                            --------------
                                                                      U.S.  $1,021,072,277                        13,569,883
                                                                            --------------                      ------------
                                                                            --------------
      Unrealized gain on forward exchange contracts.................                                              14,834,317
                                                                                                                ------------

CONTRACTS TO BUY:
--------------
      30,000,000  Canadian Dollars..................................  U.S.  $   19,607,843     1/13/99               (75,987)
       6,250,000  British Pounds....................................            10,552,188     1/20/99              (160,864)
      13,101,102  Finnish Markka....................................             2,610,685      2/3/99               (18,838)
         416,230  Swiss Francs......................................               307,953     3/10/99                (2,777)
     365,146,320  Norwegian Krone...................................            48,097,463     3/10/99              (455,597)
      12,370,016  British Pounds....................................            20,942,233     3/18/99              (408,393)
      72,032,737  Danish Krone......................................            11,405,319     4/27/99               (51,300)
      20,554,335  British Pounds....................................            34,248,174     5/20/99              (155,477)
       6,382,179  British Pounds....................................            10,664,620     6/18/99               (81,854)
                                                                            --------------                      ------------
                                                                      U.S.  $  158,436,478                        (1,411,087)
                                                                            --------------                      ------------
                                                                            --------------

                                                                             153

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                     MUTUAL BEACON FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
      29,544,555  Dutch Guilders....................................  U.S.  $   15,656,892     1/11/99    U.S.  $    (94,794)
      17,120,170  Canadian Dollars..................................            11,106,176     1/13/99               (40,114)
         475,016  German Marks......................................               284,441     1/19/99                (1,028)
     379,865,426  French Francs.....................................            63,565,165     1/19/99            (4,501,655)
      21,701,881  British Pounds....................................            35,200,451     1/20/99              (881,351)
     270,000,000  French Francs.....................................            47,351,806     1/27/99            (1,048,414)
     138,817,581  Finnish Markka....................................            27,213,797      2/3/99              (249,084)
      97,976,790  Dutch Guilders....................................            52,138,887     2/10/99              (175,229)
      42,622,311  British Pounds....................................            68,519,627     2/17/99            (2,282,965)
      27,132,575  Canadian Dollars..................................            17,650,073     2/26/99               (17,078)
     299,279,429  French Francs.....................................            49,904,857     2/26/99            (3,820,030)
     474,584,851  Norwegian Krone...................................            60,666,878     3/10/99            (1,253,801)
   3,591,994,149  Japanese Yen......................................            31,357,878     3/23/99              (838,451)
  66,727,119,972  Italian Lira......................................            38,291,916      4/2/99            (2,359,646)
      30,000,000  British Pounds....................................            47,850,000     5/20/99            (1,909,863)
                                                                            --------------                      ------------
                                                                      U.S.  $  566,758,844                       (19,473,503)
                                                                            --------------                      ------------
                                                                            --------------
      Unrealized loss on forward exchange contracts.................                                             (20,884,590)
                                                                                                                ------------
        Net unrealized loss on forward exchange contracts...........                                      U.S.  $ (6,050,273)
                                                                                                                ------------
                                                                                                                ------------

MUTUAL DISCOVERY FUND

                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO BUY:
--------------
       1,359,094  Canadian Dollars..................................  U.S.  $      875,000     1/13/99    U.S.  $      9,854
     515,582,244  French Francs.....................................            92,174,974     1/19/99               210,491
      31,648,329  British Pounds....................................            52,024,099     1/20/99               594,785
       8,000,000  New Zealand Dollars...............................             4,165,360     2/17/99                63,421
       7,274,014  Canadian Dollars..................................             4,692,670     2/26/99                43,744
      14,569,660  Norwegian Krone...................................             1,884,869     3/10/99                16,084
     701,940,051  Portuguese Escudo.................................             4,116,950     3/17/99                 9,845
 100,018,571,282  Italian Lira......................................            59,449,222      4/2/99             1,484,517
      31,630,427  Danish Krone......................................             4,962,414     4/27/99                23,270
      21,571,763  British Pounds....................................            35,631,127     5/20/99               149,139
                                                                            --------------                      ------------
                                                                      U.S.  $  259,976,685                         2,605,150
                                                                            --------------                      ------------
                                                                            --------------

 154

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                   MUTUAL DISCOVERY FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
       1,678,307  Canadian Dollars..................................  U.S.  $    1,138,144     1/13/99    U.S.  $     45,462
       9,580,286  German Marks......................................             5,767,088     1/19/99                 9,652
   2,615,991,930  Spanish Peseta....................................            18,976,783     1/19/99               496,809
     412,946,025  French Francs.....................................            74,884,008     1/19/99               889,586
      45,937,389  British Pounds....................................            77,767,636     1/20/99             1,391,593
      71,024,598  Swedish Krona.....................................             9,124,434     1/21/99               353,984
     501,801,214  French Francs.....................................            90,089,984     2/11/99                72,757
      48,057,206  New Zealand Dollars...............................            25,864,869     2/17/99               461,942
     976,413,262  Swedish Krona.....................................           121,358,467     2/17/99               647,307
     102,289,285  Swiss Francs......................................            75,547,172     3/10/99               549,475
     271,866,913  Swedish Krona.....................................            33,935,854     3/15/99               285,627
     132,210,162  Dutch Guilders....................................            71,080,732     3/17/99               367,632
      57,186,902  British Pounds....................................            94,987,445     3/18/99                58,977
     934,164,579  Swedish Krona.....................................           119,903,039     3/18/99             4,259,987
  38,401,846,612  Italian Lira......................................            23,746,967      4/2/99               351,631
      94,000,000  British Pounds....................................           158,375,900     4/15/99             2,406,331
     553,478,336  Swedish Krona.....................................            70,093,410     4/19/99             1,476,897
     476,930,105  Danish Krone......................................            76,800,339     4/27/99             1,625,164
      40,843,763  British Pounds....................................            67,964,021     5/20/99               218,020
     104,496,829  British Pounds....................................           174,399,982     6/18/99             1,125,989
                                                                            --------------                      ------------
                                                                      U.S.  $1,391,806,274                        17,094,822
                                                                            --------------
                                                                            --------------
      Net unrealized gain on offsetting forward exchange
contracts...........................................................                                                 462,504
                                                                                                                ------------
        Unrealized gain on forward exchange contracts...............                                              20,162,476
                                                                                                                ------------

CONTRACTS TO BUY:
--------------
      32,336,817  Australian Dollars................................  U.S.  $   20,465,734      1/6/99              (630,651)
      12,625,000  British Pounds....................................            21,315,419     1/20/99              (324,946)
       1,345,999  Finnish Markka....................................               268,985      2/3/99                (2,700)
     330,994,224  Norwegian Krone...................................            43,661,786     3/10/99              (475,858)
       4,700,000  British Pounds....................................             7,813,280     3/18/99               (11,427)
     131,003,204  Danish Krone......................................            20,758,722     4/27/99              (109,598)
      36,162,584  British Pounds....................................            60,185,910     5/20/99              (204,403)
      11,608,557  British Pounds....................................            19,388,785     6/18/99              (139,770)
                                                                            --------------                      ------------
                                                                      U.S.  $  193,858,621                        (1,899,353)
                                                                            --------------                      ------------
                                                                            --------------

                                                                             155

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                   MUTUAL DISCOVERY FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
      46,161,149  Australian Dollars................................  U.S.  $   27,448,342      1/6/99    U.S.  $   (866,448)
       2,792,579  Dutch Guilders....................................             1,479,904     1/11/99                (8,960)
   2,275,341,993  Belgian Francs....................................            65,775,327     1/12/99              (461,441)
         327,737  German Marks......................................               196,250     1/19/99                  (709)
     418,637,479  French Francs.....................................            70,094,805     1/19/99            (4,919,450)
      28,227,268  British Pounds....................................            45,784,628     1/20/99            (1,146,358)
     452,390,791  French Francs.....................................            79,338,967     1/27/99            (1,756,640)
     264,937,734  Finnish Markka....................................            51,938,391      2/3/99              (475,385)
      88,271,751  Dutch Guilders....................................            46,974,297     2/10/99              (157,872)
      44,072,198  British Pounds....................................            70,850,466     2/17/99            (2,360,625)
      52,420,876  Canadian Dollars..................................            34,100,424     2/26/99               (32,995)
     677,492,305  French Francs.....................................           112,971,870     2/26/99            (8,647,574)
     610,606,203  Norwegian Krone...................................            78,054,687     3/10/99            (1,613,155)
   2,351,762,196  Portuguese Escudo.................................            13,693,690     3/17/99              (132,619)
   3,729,745,010  Japanese Yen......................................            32,531,503     3/23/99              (899,536)
 347,108,591,084  Italian Lira......................................           199,110,249      4/2/99           (12,355,558)
       5,408,772  Swedish Krona.....................................               658,622     4/19/99               (11,921)
      35,000,000  British Pounds....................................            55,825,000     5/20/99            (2,228,173)
                                                                            --------------                      ------------
                                                                      U.S.  $  986,827,422                       (38,075,419)
                                                                            --------------
                                                                            --------------
      Unrealized loss on forward exchange contracts.................                                             (39,974,772)
                                                                                                                ------------
        Net unrealized loss on forward exchange contracts...........                                      U.S.  $(19,812,296)
                                                                                                                ------------
                                                                                                                ------------

MUTUAL EUROPEAN FUND

                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO BUY:
--------------
       1,700,000  German Marks......................................  U.S.  $    1,017,051     1/19/99    U.S.  $      4,593
      26,060,887  French Francs.....................................             4,659,304     1/19/99                10,459
      13,574,145  British Pounds....................................            22,331,825     1/20/99               236,708
      34,090,604  Portuguese Escudo.................................               199,432     2/17/99                   706
       7,246,565  Norwegian Krone...................................               937,484     3/10/99                 8,000
     414,342,506  Portuguese Escudo.................................             2,426,945     3/17/99                 9,028
  17,591,931,140  Italian Lira......................................            10,613,717      4/2/99               103,714
       4,278,770  Danish Krone......................................               671,285     4/27/99                 3,148
                                                                            --------------                      ------------
                                                                      U.S.  $   42,857,043                           376,356
                                                                            --------------                      ------------
                                                                            --------------

 156

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                    MUTUAL EUROPEAN FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
      83,783,297  Austrian Schilling................................  U.S.  $    7,191,699     1/12/99    U.S.  $     37,589
      15,641,912  German Marks......................................             9,416,032     1/19/99                15,760
   1,243,113,271  Spanish Peseta....................................             9,021,141     1/19/99               239,501
     118,668,285  French Francs.....................................            21,566,251     1/19/99               302,476
      13,099,840  British Pounds....................................            22,176,785     1/20/99               396,837
         496,219  Swedish Krona.....................................                63,749     1/21/99                 2,473
      93,948,222  French Francs.....................................            16,866,826     2/11/99                13,622
      29,472,493  New Zealand Dollars...............................            15,862,390     2/17/99               283,300
     392,219,991  Swedish Krona.....................................            48,760,064     2/17/99               271,036
      34,435,776  Swiss Francs......................................            25,413,326     3/10/99               165,287
      45,862,912  Norwegian Krone...................................             6,172,448     3/10/99               188,560
     163,561,240  Swedish Krona.....................................            20,416,572     3/15/99               171,840
      32,127,673  Dutch Guilders....................................            17,272,942     3/17/99                89,336
     259,562,194  Swedish Krona.....................................            33,293,508     3/18/99             1,161,521
  13,589,457,290  Italian Lira......................................             8,416,915      4/2/99               137,888
      25,000,000  British Pounds....................................            42,121,250     4/15/99               639,982
     223,751,913  Swedish Krona.....................................            28,297,211     4/19/99               557,957
     121,372,932  Danish Krone......................................            19,544,756     4/27/99               413,584
      22,232,967  British Pounds....................................            37,105,711     6/18/99               239,568
                                                                            --------------                      ------------
                                                                      U.S.  $  388,979,576                         5,328,117
                                                                            --------------
                                                                            --------------
      Net unrealized gain on offsetting forward exchange
contracts...........................................................                                                 103,321
                                                                                                                ------------
        Unrealized gain on forward exchange contracts...............                                               5,807,794
                                                                                                                ------------

CONTRACTS TO BUY:
--------------
       1,875,000  British Pounds....................................  U.S.  $    3,165,656     1/20/99               (48,259)
       1,336,801  Swiss Francs......................................               988,792     3/10/99                (8,660)
      40,420,100  Norwegian Krone...................................             5,338,911     3/10/99               (65,165)
     140,061,058  Portuguese Escudo.................................               852,991     3/17/99               (29,554)
      20,095,981  Danish Krone......................................             3,176,091     4/27/99                (8,502)
         844,141  British Pounds....................................             1,409,370     6/18/99                (9,636)
                                                                            --------------                      ------------
                                                                      U.S.  $   14,931,811                          (169,776)
                                                                            --------------                      ------------
                                                                            --------------

                                                                             157

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                    MUTUAL EUROPEAN FUND (CONT.)
                                                                                  IN         SETTLEMENT          UNREALIZED
                                                                             EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                            ------------------------------------------------
CONTRACTS TO SELL:
--------------
      61,960,325  Austrian Schilling................................  U.S.  $    5,235,622     1/12/99    U.S.  $    (55,062)
     551,877,940  Belgian Francs....................................            15,953,336     1/12/99              (112,209)
       1,916,584  German Marks......................................             1,147,655     1/19/99                (4,149)
     171,449,750  French Francs.....................................            28,689,717     1/19/99            (2,031,792)
      11,605,015  British Pounds....................................            18,915,629     1/20/99              (379,005)
      22,872,119  French Francs.....................................             4,011,245     1/27/99               (88,813)
      48,220,714  Finnish Markka....................................             9,476,660      2/3/99               (63,039)
      26,811,278  Dutch Guilders....................................            14,267,769     2/10/99               (47,951)
      14,691,353  British Pounds....................................            23,617,819     2/17/99              (786,908)
     189,897,095  French Francs.....................................            31,665,349     2/26/99            (2,423,864)
     121,731,712  Norwegian Krone...................................            15,561,143     3/10/99              (321,602)
   2,349,866,063  Portuguese Escudo.................................            13,669,960     3/17/99              (145,202)
  87,032,773,942  Italian Lira......................................            50,036,751      4/2/99            (2,985,348)
       1,185,349  Swedish Krona.....................................               145,185     4/19/99                (1,767)
                                                                            --------------                      ------------
                                                                      U.S.  $  232,393,840                        (9,446,711)
                                                                            --------------
      Net unrealized loss on offsetting forward exchange
contracts...........................................................                                              (1,339,646)
                                                                                                                ------------
        Unrealized loss on forward exchange contracts...............                                             (10,956,133)
                                                                                                                ------------
          Net unrealized loss on forward exchange contracts.........                                      U.S.  $ (5,148,339)
                                                                                                                ------------
                                                                                                                ------------

MUTUAL FINANCIAL SERVICES FUND

                                                                                 IN         SETTLEMENT          UNREALIZED
                                                                            EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                           ------------------------------------------------
CONTRACTS TO BUY:
--------------
      9,860,861  Canadian Dollars..................................  U.S.  $    6,411,483     1/29/99    U.S.  $      8,793
      4,738,592  Finnish Markka....................................               933,584      2/3/99                 3,872
     74,822,428  Portuguese Escudo.................................               438,841     3/17/99                 1,049
 18,737,900,157  Italian Lira......................................            11,010,127      4/2/99               405,456
        629,482  Danish Krone......................................                98,758     4/27/99                   463
                                                                           --------------                      ------------
                                                                     U.S.  $   18,892,793                           419,633
                                                                           --------------                      ------------
                                                                           --------------

 158

PAGE
FRANKLIN MUTUAL SERIES FUND INC.
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL FINANCIAL SERVICES FUND (CONT.)

                                                                                 IN         SETTLEMENT          UNREALIZED
                                                                            EXCHANGE FOR       DATE            GAIN/(LOSS)
                                                                           ------------------------------------------------
CONTRACTS TO SELL:
--------------
     11,971,595  Canadian Dollars..................................  U.S.  $    7,955,341     1/29/99    U.S.  $    160,794
     14,740,877  Swiss Francs......................................            10,866,846     3/10/99                58,951
      9,966,631  Norwegian Krone...................................             1,342,000     3/10/99                41,620
     46,529,129  Danish Krone......................................             7,492,613     4/27/99               158,550
                                                                           --------------                      ------------
                                                                     U.S.  $   27,656,800                           419,915
                                                                           --------------
                                                                           --------------
      Net unrealized gain on offsetting forward exchange
contracts..........................................................                                                  16,251
                                                                                                               ------------
        Unrealized gain on forward exchange contracts..............                                                 855,799
                                                                                                               ------------

CONTRACTS TO BUY:
--------------
      3,529,436  Australian Dollars................................  U.S.  $    2,233,754      1/6/99               (68,834)
      2,968,793  Swiss Francs......................................             2,190,295     3/10/99               (13,599)
     28,370,828  Norwegian Krone...................................             3,772,905     3/10/99               (71,269)
  3,800,000,000  Italian Lira......................................             2,335,558      4/2/99               (20,506)
     30,315,494  Danish Krone......................................             4,805,436     4/27/99               (27,015)
                                                                           --------------                      ------------
                                                                     U.S.  $   15,337,948                          (201,223)
                                                                           --------------                      ------------
                                                                           --------------

CONTRACTS TO SELL:
--------------
      5,673,978  Australian Dollars................................  U.S.  $ 3,373,861.00      1/6/99              (106,501)
     25,130,390  Finnish Markka....................................             4,926,561      2/3/99               (45,092)
     55,641,293  Norwegian Krone...................................             7,112,708     3/10/99              (146,998)
    806,910,371  Portuguese Escudo.................................             4,694,068     3/17/99               (49,860)
 42,008,474,515  Italian Lira......................................            24,169,500      4/2/99            (1,423,081)
                                                                           --------------                      ------------
                                                                     U.S.  $   44,276,698                        (1,771,532)
                                                                           --------------
                                                                           --------------
      Net unrealized loss on offsetting forward exchange
contracts..........................................................                                                 (64,590)
                                                                                                               ------------
        Unrealized loss on forward exchange contracts..............                                              (2,037,345)
                                                                                                               ------------
          Net unrealized loss on forward exchange contracts........                                      U.S.  $ (1,181,546)
                                                                                                               ------------
                                                                                                               ------------

                                                                             159

PAGE

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Franklin Mutual Series Fund Inc.

We have audited the accompanying statements of assets and liabilities of Franklin Mutual Series Fund Inc. ("Fund") (comprising, respectively, Mutual Shares Fund, Mutual Qualified Fund, Mutual Beacon Fund, Mutual Discovery Fund, Mutual European Fund, and Mutual Financial Services Fund), including the statements of investments, as of December 31, 1998, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Franklin Mutual Series Fund Inc., at December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 29, 1999

 160

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
MUTUAL SHARES FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Mutual Shares Fund hereby designates $571,848,650 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Mutual Shares Fund hereby designates 45.69% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

                                                                             161

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
MUTUAL QUALIFIED FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Mutual Qualified Fund hereby designates $426,182,513 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Mutual Qualified Fund hereby designates 44.94% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

 162

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
MUTUAL BEACON FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Mutual Beacon Fund hereby designates $357,564,409 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Mutual Beacon Fund hereby designates 35.36% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

                                                                             163

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
MUTUAL DISCOVERY FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Mutual Discovery Fund hereby designates $138,018,714 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Mutual Discovery Fund hereby designates 12.99% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

At December 31, 1998, more than 50% of the Mutual Discovery Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class Z, Class I, and Class II shareholders in December 1998.

                                      CLASS-Z                                 CLASS-I
                       --------------------------------------------------------------------------------
                         FOREIGN TAXES       FOREIGN SOURCE      FOREIGN TAXES       FOREIGN SOURCE
       COUNTRY         WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE
-------------------------------------------------------------------------------------------------------
Australia............       $0.0001             $0.0011             $0.0001             $0.0010
Austria..............        0.0000              0.0003              0.0000              0.0003
Belgium..............        0.0015              0.0067              0.0015              0.0059
Brazil...............        0.0000              0.0002              0.0000              0.0002
Canada...............        0.0012              0.0101              0.0012              0.0090
Denmark..............        0.0015              0.0069              0.0015              0.0062
Finland..............        0.0024              0.0106              0.0024              0.0094
France...............        0.0051              0.0342              0.0051              0.0304
Germany..............        0.0009              0.0071              0.0009              0.0063
Hong Kong............        0.0000              0.0007              0.0000              0.0006
Ireland..............       -0.0005              0.0002             -0.0005              0.0001
Italy................        0.0017              0.0094              0.0017              0.0084
Japan................        0.0003              0.0012              0.0003              0.0010
Mexico...............        0.0000              0.0002              0.0000              0.0001
Netherlands..........        0.0017              0.0088              0.0017              0.0078
New Zealand..........        0.0003              0.0016              0.0003              0.0014
Norway...............        0.0038              0.0176              0.0038              0.0157
Panama...............        0.0000              0.0005              0.0000              0.0004
South Africa.........        0.0000              0.0008              0.0000              0.0007
Spain................        0.0001              0.0007              0.0001              0.0006
Sweden...............        0.0106              0.0291              0.0106              0.0258
Switzerland..........        0.0008              0.0059              0.0008              0.0053
United Kingdom.......        0.0216              0.1122              0.0216              0.0997
                       --------------------------------------------------------------------------------
TOTAL................       $0.0531             $0.2661             $0.0531             $0.2363
                       --------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------

                                   CLASS II
                     -------------------------------------
                       FOREIGN TAXES       FOREIGN SOURCE
       COUNTRY       WITHHELD PER SHARE   INCOME PER SHARE
----------------------------------------------------------
Australia............     $0.0001             $0.0008
Austria..............      0.0000              0.0002
Belgium..............      0.0015              0.0047
Brazil...............      0.0000              0.0001
Canada...............      0.0012              0.0071
Denmark..............      0.0015              0.0049
Finland..............      0.0024              0.0074
France...............      0.0051              0.0239
Germany..............      0.0009              0.0050
Hong Kong............      0.0000              0.0005
Ireland..............     -0.0005              0.0001
Italy................      0.0017              0.0066
Japan................      0.0003              0.0008
Mexico...............      0.0000              0.0001
Netherlands..........      0.0017              0.0061
New Zealand..........      0.0003              0.0011
Norway...............      0.0038              0.0123
Panama...............      0.0000              0.0003
South Africa.........      0.0000              0.0006
Spain................      0.0001              0.0005
Sweden...............      0.0106              0.0203
Switzerland..........      0.0008              0.0041
United Kingdom.......      0.0216              0.0784
TOTAL................-------------------------------------
                          $0.0531             $0.1859
                     -------------------------------------
                     -------------------------------------

164

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
MUTUAL EUROPEAN FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Mutual European Fund hereby designates 0.01% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

At December 31, 1998, more than 50% of the Mutual European Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class Z, Class I, and Class II shareholders in December 1998.

                                      CLASS-Z                                 CLASS-I
                       --------------------------------------------------------------------------------
                         FOREIGN TAXES       FOREIGN SOURCE      FOREIGN TAXES       FOREIGN SOURCE
       COUNTRY         WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE
-------------------------------------------------------------------------------------------------------
Australia............       $0.0001             $0.0007             $0.0001             $0.0007
Austria..............        0.0005              0.0024              0.0005              0.0022
Belgium..............        0.0015              0.0068              0.0015              0.0061
Canada...............        0.0001              0.0007              0.0001              0.0006
Denmark..............        0.0015              0.0068              0.0015              0.0060
Finland..............        0.0018              0.0082              0.0018              0.0073
France...............        0.0066              0.0419              0.0066              0.0374
Germany..............        0.0004              0.0033              0.0004              0.0029
Italy................        0.0015              0.0074              0.0015              0.0066
Netherlands..........        0.0010              0.0075              0.0010              0.0067
Norway...............        0.0010              0.0051              0.0010              0.0046
Spain................        0.0002              0.0012              0.0002              0.0011
Sweden...............        0.0088              0.0384              0.0088              0.0342
Switzerland..........        0.0006              0.0061              0.0006              0.0055
United Kingdom.......        0.0205              0.1057              0.0205              0.0940
                       --------------------------------------------------------------------------------
TOTAL................       $0.0461             $0.2422             $0.0461             $0.2159
                       --------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------

                                  CLASS II
                     -------------------------------------
                       FOREIGN TAXES       FOREIGN SOURCE
       COUNTRY       WITHHELD PER SHARE   INCOME PER SHARE
----------------------------------------------------------
Australia............     $0.0001             $0.0005
Austria..............      0.0005              0.0017
Belgium..............      0.0015              0.0049
Canada...............      0.0001              0.0005
Denmark..............      0.0015              0.0049
Finland..............      0.0018              0.0059
France...............      0.0066              0.0300
Germany..............      0.0004              0.0023
Italy................      0.0015              0.0053
Netherlands..........      0.0010              0.0054
Norway...............      0.0010              0.0037
Spain................      0.0002              0.0009
Sweden...............      0.0088              0.0275
Switzerland..........      0.0006              0.0044
United Kingdom.......      0.0205              0.0755
TOTAL................-------------------------------------
                          $0.0461             $0.1734
                     -------------------------------------
                     -------------------------------------

                                                                             165

PAGE

FRANKLIN MUTUAL SERIES FUND INC.
MUTUAL FINANCIAL SERVICES FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Mutual Financial Services Fund hereby designates 48.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

 166

PAGE

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PAGE

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PAGE
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund
Franklin Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona**
California**
Colorado
Connecticut
Florida**
Georgia
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan+
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia

VARIABLE ANNUITIES++

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin

Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           01/99


PAGE


[FRANKLIN TEMPLETON LOGO]                                          Bulk Rate
                                                                 U. S. Postage
ANNUAL REPORT                                                        PAID
                                                                  Permit #75
INVESTMENT MANAGER                                                 Bell, CA
FRANKLIN MUTUAL ADVISERS, INC.
51 John F. Kennedy Parkway
Short Hills, NJ 07078

SHAREHOLDER SERVICES
1-800/632-2301-(Class I & II)
1-800/448-FUND-(Class Z)

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current Franklin Mutual Series Fund Inc. prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

MS A98 02/99
Printed on recycled paper.